As filed with the SEC on 10/27/2021	Registration No. 333‑01031
811-07545
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM N‑6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __ □
Post‑Effective Amendment No. 28 ■
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 34 ■
_____________
THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Michael P. DeSimone
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)
_____________
Approximate Date of Proposed Public Offering:____

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
□	on pursuant to paragraph (b) of Rule 485
(date)
■	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on pursuant to paragraph (a)(1) of Rule 485
(date)

If appropriate, check the following box:

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Explanatory Note
This Post Effective Amendment No. 28 ("PEA") to the Form N-6 Registration Statement No. 333-01031 ("Registration Statement") of The Prudential Insurance Company of America and its Separate Account is being filed for the purpose of updating this Registration Statement pursuant to the requirements of Form N-6. The PEA does not amend or delete the currently effective GVUL Prospectuses or supplements to the Prospectuses or any other part of the Registration Statement except as specifically noted herein.

PROSPECTUS
May 1, 2022
Group Variable Universal Life
A FLEXIBLE PREMIUM GROUP VARIABLE UNIVERSAL LIFE CONTRACT ISSUED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
751 BROAD STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 562-9874
The Group Variable Universal Life Certificate is offered under Contract Series 89759 or 115320, subject to state availability. A state and/or other code may follow the form number. Your Certificate's form number is located in the lower left-hand corner of the first page of your Certificate.

This prospectus describes the Group Variable Universal Life certificate offered by The Prudential Insurance Company of America, a stock life insurance company.
Please read this prospectus before purchasing a Group Variable Universal Life Certificate and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
You (the "Participant") may choose to invest your Certificate's premiums and its earnings in one of several Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).

Advanced Series Trust	Janus Aspen Series	PIMCO Variable Insurance Trust
American Century Variable Portfolio, Inc.	JPMorgan Insurance Trust	Prudential Series Fund
Deutsche DWS Variable Series II	Lazard Retirement Series, Inc.	T. Rowe Price Equity Series, Inc.
Franklin Templeton Variable Insurance Products Trust	MFS® Variable Insurance Trust	T. Rowe Price International Series, Inc.
Invesco	Neuberger Berman Advisers Management Trust
You may also choose to invest your Certificate’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate.
If you are a new investor in the Certificate, you may cancel your Certificate within 10 days of receiving it without paying fees or penalties. In some states this cancellation period may be longer. You should review this prospectus and the prospectus supplement, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for portfolio companies available under your Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the Funds' annual and semi-annual shareholder reports are made available on our website (www.prudential.com/employers/group-insurance/gvul-funds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive other communications from us electronically by going to www.prudential.com/mybenefits.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-562-9874. Your election to receive reports in paper will apply to all portfolio companies available under your Certificate.
In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
A Group Variable Universal Life Insurance contract is issued by Prudential to a trust or the group that sponsors the Group Variable Universal Life Insurance program. Investment in a variable life insurance certificate is subject to risk, including the possible loss of your money. An investment in Group Variable Universal Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

GLOSSARY                                                     TABLE OF CONTENTS
KEY INFORMATION TABLE
Important Information You Should Consider About the Contract.

FEES AND EXPENSES
Transaction Charges
You may be charged for transactions. Such charges include sales charges on premiums paid under the Certificate, administrative charges (to cover local, state and federal taxes), transfer fees, and withdrawal fees. For more information on transaction charges, please refer to the FEE TABLE section of this prospectus.

Ongoing Fees And Expenses
In addition to transaction charges, an investment in the Certificate is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Certificate and the cost of optional benefits available under the Certificate. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, gender, and rating classification). Investors should view the data pages of their Certificate for applicable rates.
Participants will also bear expenses associated with the Funds under the Certificate, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.31%	1.71%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX B, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Certificate. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE section of this prospectus.
Not a Short-Term Investment
The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not use the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE section of this prospectus.

Risks Associated With Investment Options
An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Certificate, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at https://www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874. For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Certificate is subject to the risks related to Prudential. Any obligations (including under the Fixed Rate Account), guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential, including its financial strength ratings, is available upon request and at www.investor.prudential.com/ratings. For more information please refer to the GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. This payment must be received by the end of the grace period, or the Certificate will no longer have any value.
You may request reinstatement of a lapsed Certificate any time within three years after the end of the grace period upon the completion of certain conditions, including a premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges going forward for the premium mode you have elected.
For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

GLOSSARY                                                     TABLE OF CONTENTS

RESTRICTIONS
Investments
You may, up to 20 times each Certificate Year, transfer amounts among investment options. We will accept subsequent transfer requests only if they are in a manner acceptable to us. Generally, you may make only one transfer from the Fixed Account to each of the available Funds per Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater.
Transfers may generally be made by telephone or electronically.
We reserve the right to remove or substitute Funds as investment options.
For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus.

Optional Benefits
You may be able to obtain extra benefits, which may require additional charges. These optional insurance benefits are described as "additional insurance benefits" to the Certificate. Additional insurance benefits are generally only available at Certificate issuance, unless noted otherwise.
There are limitations of benefits on certain riders for claims due to war or service in the armed forces. We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some benefits may depend on the performance of the Certificate Fund. Additional insurance benefits will no longer be available if the Certificate lapses. Some benefits are not available in conjunction with other benefits and other restrictions may apply.
Some benefits described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX A, which is part of this prospectus, for state availability and a description of all material variations to benefits and features that differ from the description contained in the prospectus.
For more information on optional benefits under the Contract, please refer to the ADDITIONAL INSURANCE BENEFITS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received from your Certificate under the Group Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties. For more information on tax implications relating to Certificate investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Group Contract and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing policy. For more information on exchanges, please refer to the paragraph titled Replacing Your Life Insurance in the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE section of this prospectus.

GLOSSARY                                                     TABLE OF CONTENTS
OVERVIEW OF THE GROUP CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Group Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Certificate.
Brief Description Of the Group Variable Universal Life Insurance Contract
This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.
A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.
A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund. The Death Benefit may change every day or remain stable depending upon the death benefit option elected and the Certificate Fund.  The Certificate Fund has values which change every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.
The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines Eligible Group Members who are eligible to buy the Group Variable Universal Life Insurance under the Group Contract. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents as described in the prospectus supplement.
We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit may change every day or remain stable depending upon the death benefit option elected and the Certificate Fund.  The Certificate Fund has values which change every day according to the investment performance of the investment options to which you have allocated your Net Premiums.
Some features, conditions and terms described in this prospectus may not be available in some states or under certain Group Contracts.
Types Of Death Benefit Available Under This Coverage
There are two types of Death Benefit available. If you have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. If you have a Certificate with a Death Benefit Option A, the Death Benefit generally remains at the Face Amount you initially chose. However, the Certificate Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.
Any type of Death Benefit, described above, may be increased to ensure that the Certificate will satisfy the Internal Revenue Code's definition of life insurance. See Types Of Death Benefit.
The Death Benefit
When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. The Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See DEATH BENEFITS.
The Certificate Fund
The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; (v) Net Premiums added; (vi) withdrawals taken; (vii) transaction charges; and (viii) monthly charges Prudential deducts for the insurance. There is no guaranteed minimum balance for the Certificate Fund.
Premium Payments
You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

GLOSSARY                                                     TABLE OF CONTENTS
You may choose to make additional premium payments and have those payments directed to the investment options you select. See Additional Premium Payments.
Allocation Of Premium Payments And Investment Choices
Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. See CHARGES AND EXPENSES.
You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See The Prudential Variable Contract Account GI-2 and Allocation Of Premiums.
If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. The rate will change from time to time, but it will never be lower than an effective annual interest rate of 1% for Certificates issued on or after January 1, 2020, 2% for Certificates effective on or after January 1, 2009 and on or before December 31, 2019, and 4% for Certificates issued before January 1, 2009. See The Fixed Account.
Transfers Among Investment Options
You may transfer amounts from one investment option to another. We do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See Transfers And Restrictions On Transfers.
Dollar Cost Averaging
Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See Dollar Cost Averaging.
Loans
You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See Loans and TAXES .
Withdrawals From The Certificate Fund
While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Withdrawals and TAXES.
Surrenders
You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a transaction charge for the surrender. A surrender may have tax consequences. See Surrender Charge and TAXES.
Cash Surrender Value And Death Benefit
If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.
Canceling Your Certificate (“Free Look”)
Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or

GLOSSARY                                                     TABLE OF CONTENTS
withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See Canceling the Certificate (“Free Look”).
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, surrender or make withdrawals from the Certificate, make transfers between investment options, or take a loan.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	4.04%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$3
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	$20
Withdrawal Charge	This charge is assessed on a Withdrawal.	$20 per withdrawal
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer
Charge For Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan
(1)For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. This amount may increase if the premium taxes charged by state, local, or federal governments increase.

GLOSSARY                                                     TABLE OF CONTENTS
The next table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
*Cost Of Insurance[1]	Monthly
Certificates effective on or before 12/31/2008:
Minimum - $0.18
Maximum - $83.33

Representative guaranteed charge - $0.88[2]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Minimum - $0.10
Maximum - $50.48

Representative guaranteed charge - $0.63[2]

Certificates effective on or after 01/01/2020:
Minimum - $0.13
Maximum - $83.33

Representative guaranteed charge - $0.95[2]

Charge For Administrative Expenses	Monthly	$6.00
Account Charge For Variable Investment Options[3] (for Mortality & Expense Risk)	Daily	0.90% of the amount of assets in the Variable Investment Options.
Net Interest On Loans[4]	Annually	2%
*Additional Insurance Benefits Charges[5]:
Spouse Term Life Insurance	Monthly	Minimum - $0.06[6] Maximum - $3.50[6] Representative current charge - $0.45[7]
Spouse Group Variable Universal Life Insurance	Monthly	Minimum - $0.13[6] Maximum - $83.33[6] Representative current charge - $0.95[7]
Combined Spouse And Child Term Life Insurance	Monthly	Minimum - $0.12[6] Maximum - $5.50[6] Representative current charge - $0.55[7]
Child Term Life Insurance	Monthly	Minimum - $0.06[6] Maximum -$2.00[6] Representative current charge - $0.10[8]
AD&D On Employee’s Life	Monthly	Minimum - $0.02[6] Maximum - $0.06[6] Representative current charge $0.02[8]
AD&D On Spouse’s Life	Monthly	Minimum - $0.03[6] Maximum - $0.05[6] Representative current charge $0.03[7]
AD&D On Employee And Family’s Life	Monthly	Minimum - $0.04[6] Maximum - $0.05[6] Representative current charge - $0.04[8]
* The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.The maximum Cost of Insurance (“COI”) charge varies based on individual characteristics described in the prospectus supplement. The amounts reflect the maximum that the insurer can charge; the rates that a particular Participant will pay may be lower. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
2.The representative guaranteed maximum rate for cost of insurance is a sample guaranteed maximum rate charged for a 50-year old insured under the certificate.

GLOSSARY                                                     TABLE OF CONTENTS
3.The daily charge is based on the effective annual rate shown.
4.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
5.These benefits may not be available to some groups.
6.These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for spouse term insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.
8.The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. A complete list of Funds available under the Contract, including their annual expenses, can be found in the Group Variable Universal Life Prospectus Supplement. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.71%
SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE
Certificate Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.
Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See TAXES.
Increase in Charges
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Certificate Lapse
Each month we determine the value of your Certificate Fund to evaluate it for lapse. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate may end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See TAXES.
Not a Short-Term Savings Vehicle
Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.
For example, a life insurance certificate could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.
The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate under the Group Contract is consistent with the purpose for which it is being considered.
Taking Withdrawals
You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.

GLOSSARY                                                     TABLE OF CONTENTS
Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge.
You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, but you generally can make additional premium payments. Withdrawals will reduce the amount of your Death Benefit for Certificates with Death Benefit Option B. Withdrawal of the Cash Surrender Value may have tax consequences. See TAXES.
Taking a Loan
Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges, and your Certificate will lapse unless sufficient premium or loan repayments are made. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See TAXES.
Potential Tax Consequences
If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.
We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See TAXES.
Replacing Your Life Insurance
You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.
If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.
The Variable Investment Options
You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Account.
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the Fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.
Learn More about the Funds
Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.
GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
The Prudential Insurance Company of America
The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of

GLOSSARY                                                     TABLE OF CONTENTS
Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.
Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.
The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Account is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contract are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
We will permit each Group Contract Holder to select up to 19 of these Funds. The Prudential Series Fund Government Money Market Portfolio currently must be one of the selected Funds. The Fixed Account is also available in addition to the up to 19 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 1% for Certificates issued on or after January 1, 2020, 2% for Certificates issued between 1/1/2009 and 12/31/2019, and 4% for certificates issued before January 1, 2009.)
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional Net Premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.
The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.
The Funds
When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.
A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).
We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.
The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Fund; or

GLOSSARY                                                     TABLE OF CONTENTS
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this product prospectus and any supplements. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different Fund for any Fund.
Service Fees Payable To Prudential
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.
We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2021, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Certificate Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute the shares of a Fund for another Fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

GLOSSARY                                                     TABLE OF CONTENTS
The Fixed Account
You may allocate all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.
The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. The rate will change from time to time, but it will never be lower than an effective annual interest rate of 1% for Certificates issued on or after January 1, 2020, 2% for Certificates effective on or after January 1, 2009 and on or before December 31, 2019, and 4% for Certificates issued before January 1, 2009. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.
Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.
We strictly limit your right to make transfers out of the Fixed Account. See Transfers And Restrictions On Transfers. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See When Death Benefit Proceeds Are Paid.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the FEE TABLE of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Certificate Fund, at any time, consists of the sum of the values of the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.
In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.
Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time certificates such as yours and other certificates stay in effect, to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Charges For Sales Expenses
We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The current sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See Reduction Of Charges.
Charge For Taxes Attributable To Premiums
We will deduct a charge of up to 4.04% for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 2.71% of the premiums received.
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 2.1% to 3.5% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group Contracts. (In

GLOSSARY                                                     TABLE OF CONTENTS
some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.
We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.
Charge For Processing Premiums
We may deduct up to $3 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See Reduction Of Charges.
Surrender Charge
You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive. We will deduct the transaction charge from the surrender proceeds that are paid to you.
Withdrawal Charge
Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.
Transfer Charge
Some group plans may also permit Prudential to make transaction charges when you request more than 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer. Currently, transfers that occur under the DCA are not counted when calculating the number of transfers in a Certificate Year.
Charge For Additional Statements
Some group plans may also permit Prudential to make a transaction charge when you request additional statements. The charge may be up to $20 for each statement.
Loan Charges
Under certain group plans, Prudential may charge up to $20 for each loan you take from your Certificate Fund. The charge will be added to the principal amount of your loan. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%.
Cost Of Insurance
Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:
- your Certificate's “Net Amount at Risk” by
- the “cost of insurance rate” for the Covered Person.
“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For Certificates with a Death Benefit Option B, the Net Amount at Risk generally does not change as the Certificate Fund changes. For Certificates with a Death Benefit Option A, the Net Amount at Risk generally changes as the Certificate Fund changes. See Types Of Death Benefit.
The “cost of insurance rate” is based on many factors, including:
•the Covered Person's age;
•the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);
•the life expectancy of the people covered under your group plan;
•whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;
•whether or not the Certificate provides continued coverage; and
•the expected expenses.

GLOSSARY                                                     TABLE OF CONTENTS
The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:
•the number of Certificates in effect;
•the number of new Certificates issued;
•the number of Certificates surrendered or where continued coverage was elected;
•the expected claims (Death Benefits, accelerated benefits and surrenders);
•the expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;
•the expected expenses; and
•the level of administrative services provided to the Group Contract Holder.
In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the Table of Maximum Rates. See FEE TABLE. The Table of Maximum Rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019, and up to 400% of the 2017 CSO Table for certificates effective on or after January 1, 2020. The maximum rates are based on many factors, including:
•guaranteed issue procedures, if any;
•simplified underwriting that may not require a medical exam, blood tests or urine tests;
•groups with substandard risks characteristics; and
•the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.
Regardless of how often your premium is paid, the Cost of Insurance Charge for your coverage will generally be withdrawn from your Fund on the Monthly Deduction Date if sufficient money is available. To prevent your Certificate from lapsing, you must ensure that there is enough money in your Fund, minus any Certificate debt and administrative charges, to cover each month's Cost of Insurance Charge when due. Under some group plans, we may deduct the Cost of Insurance Charge upon receipt of the premium payments from the Group Contract Holder.
If you remit your premium directly to Prudential and there are insufficient monies in your Fund to pay the entire month’s Cost of Insurance Charge for your coverage, Prudential may withdraw the available monies from your Fund and provide you with notice that your Certificate has gone into default and the 61-day grace period had begun as of the premium due date. We will also inform you of the additional premium due. Unless the entire premium due amount is received by Prudential before the end of the 61-day grace period, your Certificate will lapse for nonpayment of premium. See Monthly Deductions From the Certificate Fund and LAPSE AND REINSTATEMENT.
The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.
Generally, the rates currently charged are lower than the contractual maximum rates that are guaranteed. The highest current rate per thousand for existing groups is $50.67 and applies to insureds at age 99.  The lowest current rate per thousand for existing groups is $0.01 and applies to insureds under age 25.  Please see your prospectus supplement for the current rates.
The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.15
55	$0.37
65	$1.01
Charge For Administrative Expenses
We may deduct a charge for administrative expenses from your Certificate Fund each month. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6.00 per month and currently is not more than $3.00 per month. We may reduce or eliminate this charge under certain group plans. See Reduction Of Charges.
We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested. Generally, we will deduct these charges from your Certificate Fund on the Monthly Deduction Date. If your Certificate Fund balance is not at least equal to the monthly charges on the Monthly Deduction Date, we will withdraw the available monies from your Certificate Fund. If sufficient premium is not received within 25 days of the Monthly Deduction Date, we will send an overdue notice indicating that your Certificate is in default and the 61-day grace period began as of the premium due date and how much must be paid to stop your Certificate from lapsing for nonpayment of premium. We will send the overdue notice to the

GLOSSARY                                                     TABLE OF CONTENTS
last known address we have on file for you if you remit your premium directly to Prudential or to the Group Contract Holder if premium is remitted for you by the Group Contract Holder. The required payment must be received by the later of 61 days after the premium due date and 30 days after the date we mailed the overdue notice. If the required payment is not received within this time period, your Certificate will end and have no value. See LAPSE AND REINSTATEMENT.
Account Charge For Variable Investment Options
Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. Currently, we charge 0.45%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.
We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.
Additional Insurance Benefits Charges
You may add one or more additional insurance benefits to your Certificate. See the ADDITIONAL INSURANCE BENEFITS section. The following benefits are charged separately.
Accelerated Benefit Option: There is no additional charge for this benefit.
Spouse Term Life Insurance: The rate per thousand currently offered for the benefit varies from a high of $3.50 to a low of $0.06.
Spouse Group Variable Universal Life Insurance: The rates for Spouse GVUL are the same for the base GVUL certificate. The current rate per thousand offered for the benefit varies from a high of $50.67 to a low of $0.01.

Combined Spouse And Child Term Life Insurance: Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.
Child Term Life insurance: The rate per thousand currently offered for the benefit varies from a high of $2.00 to a low of $0.06. Generally, the same rate is payable at all ages for a given group of insureds.
Accidental Death & Dismemberment (AD&D) On Employee’s Life: The rate per thousand currently offered for the benefit varies from a high of $0.06 to a low of $0.02. Generally, one rate is payable at all ages for a given group of insureds.
Accidental Death & Dismemberment (AD&D) On Spouse’s Life: The rate per thousand currently offered for the benefit varies from a high of $0.05 to a low of $0.03.
Accidental Death & Dismemberment (AD&D) On Employee And Family's Life: The rate per thousand currently offered for this benefit is $0.04. Generally, the same rate is payable at all ages for a given group of insureds.
We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.
Generally, we will deduct these charges from your Certificate Fund on the Monthly Deduction Date. If your Certificate Fund balance is not at least equal to the monthly charges on the Monthly Deduction Date, we will withdraw the available monies from your Certificate Fund. If sufficient premium is not received within 25 days of the Monthly Deduction Date, we will send an overdue notice indicating that your Certificate is in default and the 61-day grace period began as of the premium due date and how much must be paid to stop your Certificate from lapsing for nonpayment of premium. We will send the overdue notice to the last known address we have on file for you if you remit your premium directly to Prudential or to the Group Contract Holder if premium is remitted for you by the Group Contract Holder. The required payment must be received by the later of 61 days after the premium due date and 30 days after the date we mailed the overdue notice. If the required payment is not received within this time period, your Certificate will end and have no value. See LAPSE AND REINSTATEMENT.
Fund Charges
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at https://www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874.
Commissions Paid To Broker-Dealers
The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. PIMS, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of Group Contracts and Certificates. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium

GLOSSARY                                                     TABLE OF CONTENTS
payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
Reduction Of Charges
Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:
•The size of the group;
•The total amount of premium payments we expect to receive;
•How long Participants will hold their Certificates;
•The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and
•Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.
In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Group Contract Holder
The Group Contract Holder is your Employer, the group that sponsors the Group Variable Universal Life Insurance program, or the trustee of a trust established by your Employer.
Participant
The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. Some Group Contracts also allow an Eligible Group Member to apply for coverage on their spouse's life. Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:
1.designate and change the beneficiary;
2.make premium payments;
3.access Certificate values through loans and withdrawals;
4.surrender his or her coverage;
5.allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and
6.increase or decrease the face amount.
Applicant Owner Provision
Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.
When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an applicant owner. At any one time, only one person may be an “applicant owner” under a Certificate.
An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group Member for group variable universal life insurance coverage.

GLOSSARY                                                     TABLE OF CONTENTS
However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.
Beneficiary
You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order, or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.
Any amount of insurance for which there is no Beneficiary at your death will be payable to the first of the following: Your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate. This order will apply unless you have made an assignment of your right to choose a Beneficiary. If the assignee has not chosen a beneficiary, any death proceeds will be payable to the assignee, if living, or to the estate of the assignee, if not living.
OTHER GENERAL CONTRACT PROVISIONS
How Prudential Issues Certificates
To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance on the date mutually agreed upon by Prudential and the Group Contract Holder, the date the person is approved for coverage by Prudential, or the date the person is actively at work, whichever is later.
Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. Some group plans also allow an Eligible Group Member to apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.
Prudential will issue a Certificate to each Participant, and we may issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.
The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.
Effective Date Of Insurance
When your Employee Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:
•You are an Eligible Group Member; and
•You have met any evidence requirement for Group Variable Universal Life Insurance; and
•Your insurance is not being delayed under any delay of effective date provision; and
•You have enrolled on a form approved by Prudential and agreed to pay the required contributions. You may enroll within 31 days of when you could first be covered, or within 60 days of a Life Event; and
•You are actively at work on the date your coverage is scheduled to become effective.
If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of that month. If you satisfy all of the above requirements on or after the twentieth day of a month, your insurance will begin on the first day of the next month.
When your Dependents Insurance begins depends on what day of the month all of the following requirements are completed:
•The person being covered is your Qualified Dependent; and
•You are an Eligible Group Member and in a Covered Class for that insurance; and
•You are enrolled for the Employee Group Variable Universal Life Insurance; and
•You have met any evidence requirement for that Qualified Dependent; and
•Your insurance for that Qualified Dependent is not being delayed because the Qualified Dependent is home or hospital confined; and
•Dependents Insurance under that Coverage is part of the Group Contract: and
•You have enrolled on a form approved by Prudential and agreed to pay the required contributions.

GLOSSARY                                                     TABLE OF CONTENTS
If all of the above requirements are satisfied prior to the twentieth day of a month, your Dependent Insurance will begin on the first day of that month. If all of the above requirements are satisfied on or after the twentieth day of a month, your Dependent Insurance will begin on the first day of the next month.
Maximum Age
You must generally enroll for coverage prior to attaining age 75. Your coverage will generally mature when you attain age 100.
Canceling the Certificate (“Free Look”)
Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential.
If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit contributions and transactions during the free look period.
During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Prudential Series Fund Government Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.
If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.
Assignment
You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.
Prudential will honor the assignment only if:
•you make the assignment in writing;
•you sign it; and
•Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.
We are not responsible for determining whether the assignment is legal or valid.
If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See TAXES.
Experience Credits
The Group Contract may be eligible to receive Experience Credits. However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit. If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.
Suicide Exclusion
Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.
If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.
Incontestability
After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.
Misstatement Of Age Or Gender
If the Covered Person's age or gender or both are stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age and gender. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age or gender affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly. If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age and gender, as permitted by law. Misstatements of age or gender are not restricted to the incontestability provision described above.

GLOSSARY                                                     TABLE OF CONTENTS
Participants Who Are No Longer Eligible Group Members
Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.
Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or our designee). We will start to send premium notices directly to you. We will let you know about this change in the way premiums are paid within 61 days after we are notified that you are no longer an Eligible Group Member. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See CHARGES AND EXPENSES. Prudential reserves the right to require that you keep a specified minimum amount in your Certificate Fund to continue your coverage.
Participants who are no longer Eligible Group Members also have these options: Conversion, Paid-Up Coverage or Surrender. See the Options Upon Termination section for a description of these additional options.
Termination Of Coverage
Your Group Variable Universal Life Insurance Coverage may end if:
1.The employer or plan sponsor terminates the plan with Prudential, by giving Prudential 90 days' written notice.
2.Prudential terminates the Group Contract: because
•the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or
•the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.
3.You elect to terminate your coverage.
Options Upon Termination
If the Employer, plan sponsor or Prudential terminates the Group Variable Universal Life Contract, the options of conversion, Paid-Up Coverage, Surrender, or Continuation may depend on what other insurance options are available to you. These options are described below.
If you elect to terminate your coverage, you will have the options of Paid-Up Coverage or Surrender. These options are described below.
If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:
•If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.
•If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail. You may also have the option of continuing your insurance coverage.
Conversion
If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years).
To elect this option, you must apply for it and pay the first premium by the later of:
(1)31 days (or longer, depending on the state law that applies) after your Certificate ends.
(2)The fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends.
You may select any form of individual life insurance policy issued by the Prudential Insurance Company of America (unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:
•the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

GLOSSARY                                                     TABLE OF CONTENTS
•$10,000.
If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.
Paid-Up Coverage
You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.
You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See TAXES.
Payment Of Cash Surrender Value
You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See TAXES.
Continuation
When you are no longer an Eligible Group Member, we will direct bill you for your Group Variable Universal Life Insurance premium. If you fail to remit the premium by the premium due date, your Certificate will go into default. If premium is not received from you and there are insufficient funds available in your Certificate Fund by the end of the 61-day grace period, your Group Variable Universal Life Insurance will end for nonpayment of premium.
DEATH BENEFITS
Types Of Death Benefit
A Certificate with a Death Benefit Option A has a Death Benefit which will generally equal the Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount at Risk and result in lower charges. Certificate Owners of a Certificate with a Death Benefit Option A should note that any withdrawal will generally result in a permanent reduction of the Face Amount and Death Benefit by the amount of the withdrawal and will result in the deduction of any applicable withdrawal charge. See Withdrawals. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Certificate Fund to grow to the point where we may increase the Death Benefit to ensure that the Certificate will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and Cash Surrender Value.
A Certificate with a Death Benefit Option B has a Death Benefit which will generally equal the Face Amount plus the Certificate Fund. Favorable investment performance and additional premium payments will generally increase your Certificate's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Certificate with a Death Benefit Option B may be less than the increase in Cash Surrender Value for a Certificate with a Death Benefit Option A because a Death Benefit Option B Certificate has a greater cost of insurance charge due to a greater Net Amount at Risk. As long as the Certificate is not in default and there is no Certificate Debt, the Death Benefit may not fall below the Face Amount stated in the Certificate. Certificate Owners of a Certificate with a Death Benefit Option B should note that any withdrawal will generally result in a reduction of the Death Benefit. You may at any time increase your Death Benefit under Option B by making additional premium payments, subject to tax limits. See Withdrawals. We may increase the Death Benefit to ensure that the Certificate will satisfy the IRS definition of life insurance. See Cost Of Insurance, PREMIUMS, and Cash Surrender Value.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Changing the Type Of Death Benefit
You may change the type of Death Benefit from Option B to Option A once after issue and subject to our approval. We will increase the Face Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, it will become effective on the first day of the month coinciding with or following the Business Day we receive the written request. We will re-calculate the Certificate's charges and appropriate tables and send you new Certificate data pages.
If Death Benefit Option A was elected, the Death Benefit Option cannot be changed.
The change will become effective on the first day of the month coinciding with or following the Business Day we receive the written request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If

GLOSSARY                                                     TABLE OF CONTENTS
we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Amount Of the Death Benefit
The Death Benefit for Option A is the Face Amount of insurance as of the date of death minus any Certificate Debt and any past due monthly charges. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day. The Death Benefit for Option B is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.
When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required, and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.
Adjustment In the Death Benefit
The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test." Each Group Contract will use one method or the other.
Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 ---	250 243 236 229 222 ---	70 71 72 73 74 ---	115 113 111 107 107 ---
45 46 47 48 49 ---	215 209 203 197 191 ---	75 76 77 78 79 ---	105 105 105 105 105 ---
50 51 52 53 54 ---	185 178 171 164 157 ---	80 81 82 83 84 --	105 105 105 105 105 ---
55 56 57 58 59 ---	150 146 142 138 134 ---	85 86 87 88 89 ---	105 105 105 105 105 ---
60 61 62 63 64 ---	130 128 126 124 122 ---	90 91 92 93 94 ---	105 104 103 102 101 ---

GLOSSARY                                                     TABLE OF CONTENTS

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
65 66 67 68 69	120 119 118 117 116	95 96 97 98 99	100 100 100 100 100
Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019 and the 2017 CSO Table for certificates effective on or after January 1, 2020.
Death Claim Settlement Options
Prudential may make a range of settlement and payment options available to group life insurance beneficiaries but does not provide recommendations or investment advice regarding a claimant’s choice. The option elected may affect the taxability of the Death Benefit. Please consult your tax advisor for advice. The following settlement and payment options are also available (please note availability of options is subject to change):
Prudential's Alliance Account®
One method of paying group life insurance benefits of certain amounts (currently $5,000 or more in total benefits) is via a retained asset account, whereby Prudential establishes an interest-bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account® in the beneficiary’s name. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.
Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in its general account.
Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. It is not FDIC insured because it is not a bank account or a bank product. Prudential's Alliance Account® is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor for certain other payments. These payments that are not eligible for Prudential's Alliance Account® will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account. Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America.
Payments for a Fixed Period
The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.
Payments in Installments for Life
The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not select a guaranteed minimum payment period, then we will not make any additional payments upon your beneficiary’s death.
Payment of a Fixed Amount
The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.
Under each of the previously-mentioned alternative options, each payment must generally be at least $20.
Interest Income

GLOSSARY                                                     TABLE OF CONTENTS
All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.
Lump Sum
Your beneficiary may choose to receive the full death benefit in a single lump sum check.
You should refer to the When Death Benefit Proceeds Are Paid section for additional information about when Death Benefits are paid.
Changes In Face Amount Of Insurance
The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.
The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance.
Increases in Face Amount
•Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.
•Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.
•Some Group Contracts may not allow increases at all.
•When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.
•An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.
Decreases in Face Amount
•Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.
•A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.
•Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.
•Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.
•Some Group Contracts may require active Participants to maintain a minimum death benefit that is higher than what a terminated or retired Participant may maintain.
Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.
When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See TAXES. You should consult your tax adviser before you change the Face Amount of your insurance.
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard death benefit(s) associated with your Certificate, other standard and/or optional benefits may also be available to you. The following table summarizes information about those additional insurance benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

GLOSSARY                                                     TABLE OF CONTENTS

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Accelerated Benefit Option	Provides for an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill.	Optional
•Subject to certain eligibility requirements, and approval of the claim.
•We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit.

Accidental Death and Dismemberment Benefit	Provides insurance for accidental loss of life, sight, hand, or foot	Optional
•Excludes certain types of losses.
•We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.
•Benefits are generally not available in conjunction with Extended Death Protection During Total Disability benefits.

Extended Death Protection During Total Disability	Provides protection during total disability.	Optional	•Subject to satisfactory proof of continued total disability.
Dependent Term Life Benefits	Provides term life insurance coverage on qualified dependents.	Optional	•Dependent(s) must meet the definition of Qualified Dependent under the Group Contract.
ADDITIONAL INSURANCE BENEFITS
One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.
Accelerated Benefit Option
Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. The standard method of payment under an accelerated benefit option is a lump sum, though a monthly installment payment option may be available based on your resident state. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.
The amount of the accelerated payment will be equal to a portion of the Covered Person's Face Amount or Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. Refer to your prospectus supplement for additional details. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.
We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make may also be limited.
Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. However, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

GLOSSARY                                                     TABLE OF CONTENTS

Example:
Shown below is a hypothetical example of how an accelerated benefit under the Terminal Illness Option will impact the Certificate. The figures used are for illustrative purposes only and are not guaranteed.

In this hypothetical example assume (1) a Death Benefit of $200,000, (2) an insured with an assumed life expectancy of 12 months.
Certificate Debt is subtracted from the accelerated benefit and the $150 transaction fee is then subtracted from this result.

	Certificate values before acceleration of Death Benefit:	Certificate values after acceleration of Death Benefit:
		90% Accelerated	50% Accelerated
	- - -	10% Death Benefit	50% Death Benefit

Accelerated Benefit:	-	$190,044.00	$105,580.00
Insurance Amount:	$200,000.00	$20,000.00	$100,000.00
Certificate Debt:	$1,040.00	$104.00	$520.00
Death Benefit:	$198,960.00	$19,896.00	$99,480.00
Certificate Fund:	$12,200.00	$1,220.00	$6,100.00
Surrender Charge:	$0.00	$0.00	$0.00
Death Benefit:	$211,160.00	$21,116.00	$105,580.00
Accidental Death and Dismemberment Benefit
An Accidental Death and Dismemberment ("AD&D") Benefit provides you insurance for accidental loss of life, sight, hand, or foot.
This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments are excluded. We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations.
Benefits may not be payable in conjunction with other benefits. For example, if there is an approved claim under the optional Extended Death Protection During Total Disability benefit, then no benefits will be paid for Accidental Death and Dismemberment.
Depending on the Group Contract, Accidental Death & Dismemberment Benefits may be offered as an additional benefit. The benefit may be offered on the employee's life, the spouse's life, spouse/child's lives or on the employee and family's life. Please see your prospectus supplement for details of any AD&D benefit offered under your Group Contract.
Seat Belt Benefit
Seat belt benefit provides an additional Accidental Death and Dismemberment benefit for a covered loss of life while driving or riding in an Automobile while wearing a seat belt.
“Automobile" means a validly registered vehicle that may be legally driven with the standard issue class of motor vehicle driver's license and no additional class of license is necessary to operate this vehicle; or four wheel, two axle private passenger motor vehicle. It does not include: (1) cars owned or leased by the employer or any of its subsidiaries or affiliates; (2) a motor vehicle intended for off-road use; or (3) a motor vehicle being used without the owner’s permission. Certain exclusions and restrictions may apply.
Air Bag Benefit
Air Bag benefit provides an additional Accidental Death and Dismemberment benefit for a covered loss of life while (1) the person is driving or riding in an Automobile; (2) the person is wearing a seat belt; and (3) a properly functioning air bag was deployed for the seat that the person occupied.
“Automobile" means a validly registered vehicle that may be legally driven with the standard issue class of motor vehicle driver's license and no additional class of license is necessary to operate this vehicle; or four wheel, two axle private passenger motor vehicle. It does not include: (1) cars owned or leased by the employer or any of its subsidiaries or affiliates; (2) a motor vehicle intended for off-road use; or (3) a motor vehicle being used without the owner’s permission. Certain exclusions and restrictions may apply.
Spouse Tuition Reimbursement Benefit
Spouse Tuition Reimbursement benefit provides an additional Accidental Death and Dismemberment benefit for Tuition reimbursement for your spouse if you suffer a loss of life. This additional benefit is payable if (1) your spouse is your spouse on your date of death; and (2) your spouse enrolls in a professional or trade school within a certain number of months, typically 30 months, after your death. Certain exclusions and restrictions may apply.
“Tuition” means the charge or fee for instruction, as at a private school, trade school or a college or university. Tuition does not include fees or charges other than for instruction.

GLOSSARY                                                     TABLE OF CONTENTS
Child Tuition Reimbursement Benefit
Child Tuition Reimbursement benefit provides an additional Accidental Death and Dismemberment benefit for Tuition reimbursement for your child if you suffer or your spouse suffers a loss of life. This additional benefit is payable if your child is less than a certain age (typically age 23); and, on the date of your or your spouse’s death: (1) is dependent on you for support and maintenance and is enrolled as a full-time student in a School; or (2) is at the 12th grade level and becomes a full-time student in a School within a certain number of days (typically 365 days) after that date. Certain exclusions and restrictions may apply.
“Tuition” means the charge or fee for instruction, as at a private school, trade school or a college or university. Tuition does not include fees or charges other than for instruction.
“School” means an institution of higher learning. The term includes, but is not limited to, a university, college or trade school.
Child Care Expenses Benefit
Child Care Expenses benefit provides an additional Accidental Death and Dismemberment benefit for child care expenses for your dependent child if you suffer or your spouse suffers a loss of life. This additional benefit is payable for a child less than a certain age (typically age 7) who, on the date of your or your spouse’s death: (1) is dependent on you for support and maintenance and is enrolled at a Child Care Center; or (2) becomes enrolled at a Child Care Center within a certain number of day (typically 90 days), after your or your spouse’s death.
“Child Care Center” means a facility or individual which (1) operates pursuant to law, if locally required; (2) is not a family member; and (3) primarily provides care and supervision for children in a group setting on a regular, daily basis. Certain exclusions and restrictions may apply.
Return of Remains Benefit
Return of Remains benefit provides an additional Accidental Death and Dismemberment benefit for the return of remains when a person suffers a loss of life and the loss of life occurs outside a certain mile radius (typically 150 miles) outside of the person’s home. This benefit provides for the Return of Remains Expenses incurred to return the person’s body home to their country of residence. Certain exclusions and restrictions may apply.
“Return of Remains Expenses” are expenses for any of the following: (1) embalming; (2) cremation; (3) a coffin; and (4) transportation of the remains to return the person’s body home.
Felonious Assault Benefit
Felonious Assault benefit provides an additional Accidental Death and Dismemberment benefit when you suffer an accidental loss that is a result of a Felonious Assault which happens (1) because of your employment; and (2) while you are working for your employer or on an authorized business trip. Certain exclusions and restrictions may apply.
“Felonious Assault” means any willful or unlawful use of force or violence upon you with the intent to cause bodily Injury to you and the use of force or violence must be considered a felony or misdemeanor in the jurisdiction in which it occurs. But, a Felonious Assault is not a moving violation as defined under the applicable state motor vehicle laws.
Common Accident Benefit
Common Accident benefit provides an additional Accidental Death and Dismemberment benefit for your spouse when you and your spouse both suffer a loss of life in the same accident or in separate accidents that occur within 48 hours of each other. Certain exclusions and restrictions may apply.
Child’s Loss Benefit
Child’s Loss benefit provides an additional Accidental Death and Dismemberment benefit for your dependent child’s accidental loss if the accidental loss is not a loss of life and your child is insured for Dependents Accidental Death and Dismemberment Coverage on the date of the accident that results in that accidental loss. Certain exclusions and restrictions may apply.
Critical Period Benefit
Critical Period benefit provides an additional Accidental Death and Dismemberment benefit if either: (a) you suffer a Loss of life; or (b) your Spouse suffers a Loss of life. If you suffer a Loss of Life, it is payable during the Critical Period following your death. If your Spouse or Domestic Partner suffers a Loss of life, it is payable during the Critical Period following your Spouse’s or Domestic Partner’s death, typically 12 months. This benefit is only payable if: (a) on the date of your or your Spouse’s or Domestic Partner’s Loss of life, your Spouse or Domestic Partner is insured for Dependents Insurance under the Coverage; and (b) the person who suffers the Loss has a surviving Spouse or Domestic Partner or surviving dependent child on the date of death. Certain exclusions and restrictions may apply.
Monthly Medical Premium Benefit
Monthly Medical Premium benefit provides an additional Accidental Death and Dismemberment benefit if: (1) you suffer an accidental bodily injury that results in an accidental loss within a certain period of time (typically 365 days) of an accident; (2) the accidental bodily injury (a) results in your having to take a leave of absence from your job with your Employer; or (b) ends your employment with your Employer; and (3) you choose to continue membership in your employer’s medical plan beyond the time that it would otherwise end. Certain exclusions and restrictions may apply.

GLOSSARY                                                     TABLE OF CONTENTS
Extended Death Protection During Total Disability
An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.
Dependent Term Life Coverage
The Dependents Term Life Coverage is an optional benefit that provides term life coverage on the lives of the insured’s spouse, domestic partner, or children, as defined in the benefit provision. This coverage provides a fixed dollar benefit amount set forth in your Certificate.
The benefit will end on the earliest of:
1.The date the Group Contract ends.
2.The last day of the month in which Prudential receives notice that the Employee ceases to be in the Covered Classes for the insurance because the Employee's employment ends (see below) or for any other reason.
3.The last day of the month in which Prudential receives notice that the Employee's class has been removed from the Covered Classes for the insurance.
4.The last day of the month in which Prudential fails to receive from the Contract Holder, when due, any contribution you are required to pay to keep the person's insurance in force. If the person's insurance is in default, you fail to pay the monthly contribution required to provide the person's Variable Universal Life Coverage during the grace period. But failure to pay for Dependents Insurance will not cause your Employee Insurance to end.
5.With respect to an Employee's Spouse or Domestic Partner who is insured for Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, the last day of the month in which that Spouse's or Domestic Partner’s Coverage ends as a result of your death or divorce or your Domestic Partner ceasing to be a Qualified Dependent.
Dependents Insurance for a Qualified Dependent under the Additional Provisions for Dependents Term Life Coverage will end on the last day of the month in which that dependent ceases to be a Qualified Dependent for those provisions.
Spouse Group Variable Universal Life
Group Variable Universal Life (GVUL) insurance coverage may be available for spouses of employees under the master contract. The spouse GVUL can be owned by the employee or the spouse. Spouse GVUL is offered in place of Spouse Term Life insurance.
PREMIUMS
Your Group Variable Universal Life Insurance has flexible premiums.
Routine Premium Payments
You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.
Additional Premium Payments
In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.
Minimum Initial Premium
Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section.
How You Will Pay Premiums
Your Group Contract Holder sets up the premium payment method. Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer. Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See CHARGES AND EXPENSES.
Deducting Premiums From Your Paycheck
Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium

GLOSSARY                                                     TABLE OF CONTENTS
payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.
Effect Of Premium Payments On Tax Status
If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.
We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See TAXES.
Processing and Valuing Transactions
Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Allocation Of Premiums
Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See CHARGES AND EXPENSES. Your Certificate may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.
Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which Prudential receives the premium payment in Good Order at the Prudential Service Office. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.
•BEFORE THE CERTIFICATE DATE. Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.
•DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 20 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio instead of the Fixed Account.)
•AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will credit any Net Premium to your Certificate Fund and allocate it to the investment options you selected.
If you have not given us complete instructions on how you want Net Premiums to be invested, we will allocate your Net Premiums to the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio, rather than the Fixed Account.)
Subsequent premium payments received without the appropriate information will be held in a suspense account for 7 days. If the appropriate information is received within 7 days, the Net Premium will be credited to the Participant's account.  If the appropriate information is not received within 7 days, the premium payment will be returned. This applies to premium payments received from the Group Contract Holder for which we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

GLOSSARY                                                     TABLE OF CONTENTS
Changing the Allocation Of Future Premium Payments
You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at the Prudential Service Office. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.
We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.
Transfers And Restrictions On Transfers
You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).
There are some rules about how transfers can be made:
•The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).
•The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.
•We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one or more of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.
•We do not limit the number of transfers into the Fixed Account.
For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the Statement of Additional Information for procedure information. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.
While you may transfer amounts from the Fixed Account, certain restrictions may apply.
In calculating the 12 and 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see Dollar Cost Averaging.
The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied uniformly to all Participants and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.
Your Group Certificate may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option. See The Prudential Variable Contract Account GI-2.
Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Certificate owners who are subject to such limitations. Group Certificate owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Certificates and Participants.

GLOSSARY                                                     TABLE OF CONTENTS
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Certificate owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Certificate owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Group Certificate owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Certificate Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) in Good Order on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.
Dollar Cost Averaging
As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments. See The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.
You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio. And, the minimum transfer amount is $100.
Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:
•We have completed the designated number of transfers;
•The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;
•Prudential receives your written request to end the DCA arrangement; or
•You no longer have coverage under the Group Variable Universal Life Insurance.
Currently, we do not charge for the DCA arrangement but we may in the future.
The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.
We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
CERTIFICATE VALUES
Surrender Of A Certificate
You may surrender your Certificate for its Cash Surrender Value at any time while the insured is living. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.
We will pay the proceeds as described in When Death Benefit Proceeds Are Paid. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

GLOSSARY                                                     TABLE OF CONTENTS
A surrender may have tax consequences. See TAXES.
Cash Surrender Value
The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See Loans.
The Cash Surrender Value will change daily to reflect:
•Net Premiums;
•Withdrawals;
•Increases or decreases in the value of the Funds you selected;
•Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;
•Interest accrued on any loan;
•The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and
•Monthly charges that Prudential deducts from your Certificate Fund.
If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.
Withdrawals
While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.
Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in When Death Benefit Proceeds Are Paid. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.
You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.
Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. A withdrawal will decrease the amount of the Death Benefit. If you have Death Benefit Option A, the Face Amount will be reduced by the amount of the withdrawal and the transaction charge. If the revised Face Amount is not a multiple of $1,000, it will be rounded to the next higher multiple of $1,000.
You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See TAXES.
Payment Of Cash Surrender Value
You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See TAXES.
Loans
You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.
Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.
The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the maximum Loan Value. Prudential will pay loan proceeds as described in When Death Benefit Proceeds Are Paid.
Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.
When you take a loan from your Certificate Fund, here's what happens:
•We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.
•We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

GLOSSARY                                                     TABLE OF CONTENTS
•We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.
You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.
If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See Withdrawals and TAXES.
A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See LAPSE AND REINSTATEMENT.
If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.
If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.
A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.
When Proceeds Are Paid
Prudential will generally pay any Death Benefit, Cash Surrender Value withdrawal or loan proceeds within 7 days after we receive the request for payment in Good Order at the Prudential Service Office. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order at the Prudential Service Office. There are certain circumstances when we may delay payment of proceeds:
•We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;
•We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).
LAPSE AND REINSTATEMENT
In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. Currently the grace period is the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See TAXES.
If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.
You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance. The Insurance must not have been surrendered for its Cash Surrender Value.
To reinstate your Certificate, you must send the following items to Prudential (or our designee):
•A written request for reinstatement;
•Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;
•A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges going forward for the premium mode you have elected. While not currently doing so, we reserve the right to require you to

GLOSSARY                                                     TABLE OF CONTENTS
remit a premium payment sufficient to bring the Covered Person's Certificate Fund up to zero as of the date the person's Insurance went into default, plus an amount sufficient to pay the deductions from the Certificate Fund during the grace period following the date of default, plus an amount sufficient to make two months' deductions from the Certificate Fund. See CHARGES AND EXPENSES.
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See Suicide Exclusion and Incontestability. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.
Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.
TAXES
This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance and Investor Control
The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.
We believe we have taken adequate steps to ensure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:
•You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and
•The Certificate's Death Benefit is generally income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance or to comply with applicable federal tax rules.
The tax law limits the amount of control you may have over choosing investments for the Certificate. If this “investor control” rule is violated, the Certificate assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.
In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests: (1) Cash Value Accumulation Test; or (2) Guideline Premium Test. At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor. For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the second method under “Adjustment In the Death Benefit." See DEATH BENEFITS.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See DEATH BENEFITS.
Changes in your Certificate may result in your Certificate being considered newly issued and require “re-testing” of a Certificate under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.

GLOSSARY                                                     TABLE OF CONTENTS
The Certificate may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.
Certificates Not Classified As Modified Endowment Contracts
•If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Certificate. Reinstatement of the Certificate after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax unless the Certificate is surrendered or lapses.
Modified Endowment Contracts
•The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.
•If the Certificate is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Certificate (before the death of the insured) are generally included in income to the extent that the Certificate Fund (before surrender charge) exceeds the premiums paid for the Certificate.  Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income).  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Certificate became a Modified Endowment Contract.
•These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled, or as a life annuity.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.
•Changes in the Certificate, including changes in death benefits, may require additional testing to determine whether the Certificate should be classified as a Modified Endowment Contract.
Treatment As Group Term Life Insurance
In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in treasury regulations while others in the group are charged a rate for coverage that is lower than rates provided in treasury regulations. In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the treasury regulations for determining imputed income for group term life insurance. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You

GLOSSARY                                                     TABLE OF CONTENTS
may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may not be permitted under the tax law. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.
If you transfer your Certificate to a foreign person, we may be required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.
Federal Income Tax Status Of Amounts Received Under the Certificate
Variable life insurance certificates receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:
•First, the Death Benefit is generally not included in the gross income of the beneficiary;
•Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See Pre-Death Distributions.
•Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See Pre-Death Distributions. If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.
You should consult your tax adviser for guidance on your specific situation.
Sales Of Issued Life Insurance Policies To Third Parties
If you sell your Certificate to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Certificate in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Certificate as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax, and will be reported by us to the reportable death payment recipient and the IRS when paid.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract. We reserve the right to change these tax practices.
DISTRIBUTION AND COMPENSATION
Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

GLOSSARY                                                     TABLE OF CONTENTS
PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address 655 Broad Street, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.
The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.
Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.
The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.
Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2020, December 31, 2019 and December 31, 2018 were $0, $0, and $0, respectively. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.
The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.
Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. In 2020, the following two firms (or their broker/dealers) received payment or accrued a payment amount with respect to group variable product business issued by Prudential: MMC Securities Corp. and Aon Consulting, Inc. During 2020, cash compensation received by firms ranged from $15,423.87 to $64,112.57.
LEGAL PROCEEDINGS
The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases, and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.
The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is

GLOSSARY                                                     TABLE OF CONTENTS
possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account, or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the statutory financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled GLOSSARY: Definitions Of Special Terms Used In This Prospectus.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.
Attained Age - Your age as defined by the Group Contract.
Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.
Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, any transaction charge, and any other outstanding charge.
Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.
Certificate Anniversary - The same date each year as the Certificate Date.
Certificate Date - The effective date of coverage under a Certificate.
Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.
Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.
Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.
Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.
Contract Anniversary - The same date each year as the Contract Date.
Contract Date - The date on which the Group Contract is issued.
Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

GLOSSARY                                                     TABLE OF CONTENTS
Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).
Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.
Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.
Face Amount - The amount of life insurance in your Certificate. For Option A, the face amount is your death benefit. For Option B, the face amount, along with your Certificate Fund, is your death benefit.
Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.
Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.
Group Contract Holder - The employer, association, or sponsoring organization that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus.
Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.
Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.
Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.
Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.
Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract.
Regardless of classification as a Modified Endowment Contract, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAXES section for a more complete description of the Modified Endowment Contract rules.
Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.
Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate's Fund is $100,000, the Net Amount at Risk is $150,000.
Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.
Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.
Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.
Prudential Service Office – The office at which we receive payment and transaction requests, including premium payments, loan repayments, payments to prevent your Certificate from lapsing, allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence should be sent to the address to which you are directed by your Group Contract Holder or on the premium notice or applicable request form.  Your correspondence will be picked up at this address, processed and then transmitted to the Prudential Service Office.  Your payment or transaction request is not considered received by us until it is received at the Prudential Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the Prudential Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.
Qualified Dependent - For Dependents Insurance, a person who is your spouse, domestic partner, or unmarried or unpartnered children, as defined in the benefit provision.

GLOSSARY                                                     TABLE OF CONTENTS
Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.
Table of Maximum Rates - The guaranteed maximum monthly rates per $1,000 of net amount at risk by attained age based upon the Commissioners Standard Ordinary Mortality Tables under which the Group Variable Universal Life coverage was issued.
The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.
Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

GLOSSARY                                                     TABLE OF CONTENTS
APPENDIX A: State Availability Or Variations Of Certain Features And Riders
This Group Contract is subject to the provisions of the state in which the Group Contract is issued. There are state-specific requirements that may change the provisions under the coverage(s) described in your Certificate. If you live in a state that has such requirements, those requirements will apply to your coverage(s) and are made a part of your Certificate. Once your Certificate is issued, you will be given access to a Prudential website that describes these state-specific requirements.
Prudential does not have an approved Group Contract in the states of MA, NY, and VA, thus, availability and variations for these states are not included in the table below.

State	Feature or Rider	Availability or Variation
AK	Conversion -Death Benefit during Conversion Period
The section Death During Conversion Period is modified to include the following:

Death During Conversion Period: The amount you had a right to convert to an individual contract is included in the death benefit if [the person] die[s] within the later of: (1) Within 31 days after [the person's] Face Amount of Insurance ends as described in the When Insurance Ends section of this Certificate; and (2) While [the person] has the right to convert the face amount of insurance to an individual contract.

AK	Mode of Settlement
The section Mode of Settlement Rules is modified to include the following:

Other Modes of Settlement include a life income option, an income option for fixed amounts or fixed time periods and the option to select an interest-bearing account with Prudential with the right to select another option at a later date.

AK	Incontestability
The section Incontestability of the Contract is modified to include the following:

Prudential will give [the Contract Holder] individual certificate(s) and any modifications to the individual certificate(s) to be given to each Covered Person. The certificate will describe the extent of the [Employee] Insurance [and Dependents Insurance] under this Group Contract. It will include (1) to whom Prudential pays benefits, (2) any protection and rights when insurance ends, and (3) claim rights and requirements.

The entire Group Contract consists of: (1) the forms shown in the Table of Contents as of the Contract Date; (2) the Group Insurance Certificate(s) listed in the Schedule of Plans, a copy of which is attached to the Group Contract; (3) all modifications and endorsements to such Group Insurance Certificates which are attached to and made a part of the Group Contract by amendment to the Group Contract; (4) the [Contract Holder's] application, a copy of which is attached to the Group Contract; (5) any amendments or endorsements to the Group Contract; and (6) the individual applications, if any, of the persons insured.

No statement of the Contract Holder will be used in any contest of the insurance under the Group Contract.
There will be no contest of the validity of the Group Contract, except for not paying premiums, after it has been in force for two years.

PAYMENT OF PREMIUMS - GRACE PERIOD.
[Premiums are to be paid by the Contract Holder to Prudential. Each may be paid at a Prudential office or to one of its authorized agents. One is due on each Premium Due Date stated in the Group Contract Schedule. The Contract Holder may pay each premium, other than the first, within <31-120> days of the Premium Due Date without being charged interest. Those days are known as the grace period. The Contract Holder is liable to pay premiums to Prudential for the time the Group Contract is in force.]

[AGE OR CLASS OF RISK ADJUSTMENT.
If an age or class of risk is used to determine the premium charge for an Employee’s insurance and the age or class of risk is found to be in error, the premium charge for that insurance will then be adjusted to reflect the correct age or class of risk. If this adjustment results in a change in the amount of premium, any difference between the premium paid and the premium required on the basis of the correct age or class of risk will be paid as follows:

(1) If the adjustment results in an increased premium, the difference will be paid by the Contract Holder, or the third party administrator to whom the Contract Holder has delegated this task, when notified by Prudential.
(2) If the adjustment results in a decreased premium, the difference will be refunded by Prudential.
If the change in age or class of risk affects the amount of the Employee’s insurance under any Coverage, such amount will be changed on the basis of the correct age or class of risk. Any premium adjustment will take this into account.]

A-i

GLOSSARY                                                     TABLE OF CONTENTS

AL	Incontestability
The section Incontestability of Insurance is modified to include the following:

In the absence of fraud, a copy of the application and statements made by the Contract Holder will be considered to be representations and not warranties.

AL	Incontestability
The section Incontestability of Insurance to Which Claim Rules Apply is modified to include the following:

In the absence of fraud, a copy of the application and statements made by the Contract Holder will be considered to be representations and not warranties.

AR	Incapacitated Children
The following is deleted from the section For Dependents Insurance:

You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <31 – 60> days of: (1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or (2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child.

AR	Continued Coverage for Adult Children
The following is deleted from the section Continued Coverage for an Incapacitated Child:

Prudential must receive proof of this within the next 31 days after the date the age limit in the definition of Qualified Dependent is reached.

CA	Certificate of Coverage
The Right to Examine Certificate section was modified to include the following:

You may return this Certificate to Prudential, for any reason, within <30 – 60> days after you receive it.] If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your contributions.

CA	Other Information
The Other Information section was modified to include the following:

For California Residents: Should you have a dispute concerning your coverage you should contact Prudential first. If the dispute is not resolved, you may contact the California Department of Insurance at the following address, phone number or email address: California Department of Insurance Consumer Services Division [300 South Spring Street Los Angeles, California 90013 1-800-927-HELP http://www.insurance.ca.gov/01-consumers/]

CA	Qualified Dependents – Child Age Limit	The Qualified Dependents - Child Age Limit section is updated to the following: Your Child is so incapacitated before the Child reaches age <26 – 29>.
CA	Disability S Extension - Age When Disability Starts
The Disability S Extension - Age When Disability Starts section is modified to the following:

If you are age 60 or more when your Total Disability starts, the extension ends <one to ten years> after your Total Disability started.

If you are less than age 60 when your Total Disability starts, the extension ends <one year – twenty-seven months> after your Total Disability started, unless, within <that year – those twenty-seven months>, you give Prudential written proof that:

(1) You became Totally Disabled while you were insured for Face Amount of Insurance under the Variable Universal Life Coverage and are not retired; and
(2) You were less than age 60 when your Total Disability started; and
(3) You are still Totally Disabled; and (4) Your Total Disability has continued for at least <three – twenty-four> months.

CA	Disability S Extension - Definition of Total Disability
The Disability S Extension - Definition of Total Disability section is modified to the following:

Total Disability: You are "Totally Disabled" when as a result of your Sickness or Injury:

(1) You are not working in your usual occupation; and (2) You are unable to perform with reasonable continuity the substantial and material acts necessary to pursue your usual occupation; and (3) After 24 months of Total Disability as defined above, you are Totally Disabled when as a result of the same Sickness or Injury, you are unable to engage with reasonable continuity in any occupation in which you could reasonably be expected to perform satisfactorily in light of your age, education, training, experience, station in life, and physical and mental capacity.

CA	Disability S Extension - Limit on Extension	The Disability S Extension - Limit on Extension section is modified to the following: You became Totally Disabled while less than age 60 and reach age 65.
A-ii

GLOSSARY                                                     TABLE OF CONTENTS

CA	Conversion Triggers	The following is added to The Conversion Triggers section: You are Totally Disabled (as defined in Section [K] above) and remain Totally Disabled until the effective date of the individual contract.
CA	Definition – Chronically Ill
The Definition - Chronically Ill is updated to the following:

A physical disease or condition that makes a person incapable of performing at least <1 - 2> Activities of Daily Living for at least <30-365> calendar days.

CA	Death Benefit Payment Rules	The Death Benefit Payment Rules were updated to include Domestic Partners to the list of eligible survivors.
CA	Legal Action
The Legal Action Section was updated with the following:

TIME LIMIT ON CERTAIN DEFENSES
 After two years from the date of issue of this Group Insurance Certificate, no misstatements, except fraudulent misstatements, made by the person in the application for coverage shall be used to void the coverage or to deny a claim for loss incurred commencing after the expiration of the two-year period.

CA	AD&D - Proof of Loss
The Claim Rules – Proof of Loss section was modified to include the following:

These rules apply to payment of benefits under Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability.

CA	AD&D - When Benefits are Paid
The When Benefits are Paid section was modified to include the following:

Notice of Claim: Written notice of claim must be given to Prudential within 20 days after the occurrence or commencement of any loss covered by the Group Contract, or as soon thereafter as is reasonably possible. Notice given by or on behalf of the insured [or the beneficiary to the insured] to Prudential at [123 Main Street City, State XXXXX], or to any authorized agent of Prudential, with information sufficient to identify the insured, shall be deemed notice to Prudential.

Claim Form: Upon receipt of a notice of claim, Prudential will furnish to the claimant such forms as are usually furnished by it for filing proofs of loss. If such forms are not furnished within 15 days after the giving of such notice the claimant shall be deemed to have complied with the requirements of this Group Insurance Certificate as to proof of loss upon submitting, within the time fixed in the Group Insurance Certificate for filing proofs of loss, written proof covering the occurrence, the character and the extent of the loss for which claim is made. [Use a claim form, and follow the instructions on the form. If you do not have a claim form, contact [your Contract Holder].]

Proof of Loss: Written proof of the loss [including any requested documentation, such as a documentation of your Total Disability,] must be sent to Prudential [in case of claim for loss for which any Coverage provides for periodic payments of benefits of monthly intervals within <90–365> days after the date of such loss and in case of claim for any other loss] within <90 - 365> [days] after the date of such loss. Failure to furnish such proof within the time required shall not invalidate nor reduce any claim if it was not reasonably possible to give proof within such time, provided such proof is furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

A-iii

GLOSSARY                                                     TABLE OF CONTENTS

CA	End of Employment
The following was added to the When Insurance Ends section:

Continued Insurance During Absence from Work Because of a Labor Dispute: These provisions apply only if any part of the premium for the insurance under the Coverage is paid by the Employer under the terms of a collective bargaining agreement. They apply when your Employee or Employee and Dependents Insurance under the Coverage would otherwise end on any date because of your absence from work as a result of a labor dispute. Your insurance under the Coverage will not end on that date. It will be continued during such absence from work from the date it would have ended until the first of these occurs:

(1) The end of the six- month period immediately following the first day of your absence from work.
(2) The date you become actively engaged in work on a full-time basis for another employer.
(3) The first day you fail to pay, when due, any contribution required for the continued insurance. Your contribution will not be more than the premium that applies to your Covered Class on the first day of your absence from work.
(4) The first day the entity responsible for collecting Employee contributions fails to pay, when due, the premium required for the continued insurance following the cessation of work as a result of a labor dispute.]

CO	AD&D – Incapacitated Children	The Incapacitated Children section was updated with the following: Your Child is incapable of self-sustaining employment and is medically certified as disabled.
CO	AD&D – Suicide Exclusion	The Suicide Exclusion section was modified to the following: Suicide or attempted suicide, while sane.
CO	Dependent Life – Suicide Exclusion
The Suicide Exclusion section for Dependent Child was modified to the following:

A death benefit is not payable if the dependent Child dies within one year of the date the dependent became a Covered Person. But Prudential will refund any premiums paid for the Dependents Term Life Coverage on that dependent Child.

CO	AD&D – Incontestability Limit
The Incontestability Limit was modified to include the following:

ADJUSTMENTS IN BENEFITS BECAUSE OF AGE MISSTATEMENTS
 This section applies to any Coverage to which the Claim Rules apply. If the benefits of the insurance under any such Coverage depend on age, and the age of a Covered Person is found to have been misstated, the benefits of such insurance for that person will then be changed to those that apply to the person’s correct age.

CT	Accelerated Benefit Option Introduction and Notices
The following was added to the Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage:

This policy is not a long- term care policy as defined in Sections 38a-501 and 38a-528 of the Connecticut General Statutes.

CT	Definition – Chronically Ill
The definition of Chronically Ill was modified to the following:

 [Chronically Ill means having:
 (1) A Severe Cognitive Impairment that requires Substantial Supervision as certified by a Doctor or advanced practice registered nurse; or (2) A physical disease or condition that makes a person incapable of performing at least <1 - 2> Activities of Daily Living for at least <30-365> calendar days. The Chronic Illness must have caused you to (a) be confined for at least six months at home or any institution that provides the necessary services for you; and (b) you are expected to remain confined for the rest of your lifetime. Activities of Daily Living or ADLs: An Activity of Daily Living (ADL) refers to one of the following: (1) Bathing – washing oneself by sponge bath or in either a tub or shower, including the act of getting into or out of a tub or shower. (2) Continence – the ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag). (3) Dressing – putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs. (4) Eating – feeding oneself by getting food in the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously. (5) Toileting – getting to and from the toilet, getting on or off the toilet, and performing associated personal hygiene. (6) Transferring – the ability to move into or out of bed, a chair or wheelchair. Substantial Supervision: Substantial Supervision means that a person requires continual supervision to protect themselves and/or others. Severe Cognitive Impairment: Severe Cognitive Impairment means a person has a deterioration in or loss of intellectual capacity due to Sickness or Injury that requires Substantial Supervision to protect themselves and/or others.]

A-iv

GLOSSARY                                                     TABLE OF CONTENTS

CT	Accelerated Benefit Options Conditions
The Conditions section was modified with the following:

You must furnish proof to Prudential that [the person is] Terminally Ill [or Chronically Ill], including certification by a Doctor or an advanced practice registered nurse.

CT	AD&D – Amount Payable
The Benefits Payable section was modified with the following:

Benefit Amount Payable: The amount payable depends on the type of Loss as shown below. All benefits are subject to the Limitation Per Accident below. Percent of [the Person’s] Amount of Insurance Loss of or by Reason of: 1. Life [100] [Sight of Both Eyes 100] [Speech and Hearing in Both Ears 100] [Both Hands 100] [Both Feet 100] [One Hand and One Foot 100] [One Hand and Sight of One Eye 100] [One Foot and Sight of One Eye 100] [Quadriplegia 100] [Critical Burns covering <50% - 99%> or more of the body 100] 2. [Triplegia <75-100>] 3. [One Arm <50-100>] [One Leg <50-100>] [Paraplegia <50-100>] 4. [Sight of One Eye <50-100>] [Speech <50-100>] [Hearing in Both Ears <50-100>] [One Hand <50-100>] [One Foot <50-100>] [Hemiplegia <50-100>] [Critical Burns covering <25% - 75%> of the body <50-100>] 5. [Uniplegia <25-100>] [Thumb and Index Finger of the Same Hand (permanent loss) <25-50>] [Four Fingers of the Same Hand (permanent loss) <25-50>] [Hearing in One Ear <25-50>] 6. [All Toes on One Foot (permanent loss) <13-26>] 7. [Big Toe (permanent loss) <5-25>] 8. [Coma <1% - 5%> per month, up to <11 – 100> months]

CT	AD&D – Infection Exclusion
The Losses not Covered section was modified with the following:

Any bacterial or viral infection. But this does not include: (a) a pyogenic infection resulting from a bodily injury; or (b) a bacterial infection resulting from accidental ingestion of a contaminated substance.

CT	AD&D – Riot Exclusion
The Losses not Covered section was modified with the following:

Taking part in any Riot or insurrection. Riot means a violent disturbance of the public peace by three or more persons assembled together and acting with a common intent.

CT	AD&D - Intoxication Exclusion
The following was deleted from the Losses not Covered section:

(11) Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person: (a) was operating a motor vehicle; and (b) was convicted of an alcohol related offense.

CT	AD&D – Drug Exclusion
The Losses not Covered section was modified with the following:

Voluntary use of any controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless as prescribed for the insured by a Doctor.

CT	AD&D – Hazardous Sports Exclusion
The Losses not Covered Section was modified with the following:

Active participation in these hazardous sports: scuba diving; bungee jumping; base jumping; skydiving; ziplining; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning.

CT	End of Employment
The When Insurance Ends section was modified with the following:

Notice of the End of a Coverage: The [Contract Holder] will give you notice if any Coverage of the Group Contract is to end due to the end of the Group Contract or of the part of the Group Contract providing the Coverage. The [Contract Holder] will mail or deliver such notice to you not less than 15 days before the date the Coverage is to end. The [Contract Holder] will do this whether or not the Coverage is replaced by similar coverage under any insured or uninsured arrangement for coverage for persons in a group. But the [Contract Holder]'s failure to give you such notice will not be construed to extend or increase in any way Prudential's liability with respect to the Coverage that is ending.

DC	Legal Action
The Legal Action section was modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than three years after the end of the time within which proof of loss is required.

A-v

GLOSSARY                                                     TABLE OF CONTENTS

FL	Certificate of Coverage
The Variable Universal Life Coverage section is modified with the following:

The benefits, values, or premiums are on a variable basis and the interest rate is guaranteed at a rate not less than [<1% - 4%>]. Customer Service Office: To present inquiries, to obtain information about the Coverages or to resolve complaints, contact: [The Prudential Insurance Company of America Customer Services Department 123 Main Street City, State XXXXX Telephone: XXX-XXX-XXXX]

FL	Accelerated Benefit Option	The following is deleted from The Effect of Option to Accelerate Death Benefits under Variable Universal Life Coverage section: Accelerated Payment Fee
FL	Eligibility
The Who is Eligible to Become Insured section is modified with the following:

You are full-time if you are regularly working for the Employer at least the number of hours in the Employer's normal full-time work week for your class, but not less than 25 hours per week.

FL	AD&D – Qualified Dependents
The Benefits Under Variable Universal Life Coverage section was modified to the following:

These are the persons for whom you may obtain Dependents Insurance:

[A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance. Your Spouse means your lawful Spouse. Your Domestic Partner is a person of the same or opposite sex who: (1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and (c) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership or civil union with another person; and (d) is not otherwise a Qualified Dependent under the Program; and (e) is in a single dedicated, serious and committed relationship with you; and (f) has shared a single permanent residence with you; and (g) is financially interdependent with you.

FL	AD&D – Child Definition
The following was added to the Benefits Under Variable Universal Life Coverage section:

Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption, and is treated as though the child was your newborn child; A newborn child adopted by you or placed with you for adoption, will be insured from the moment of the child's birth if a written agreement to adopt that child has been entered into prior to birth.

FL	AD&D
The Your Incapacitated Children section was modified to the following:

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following:

(1) Your Child is incapable of self-sustaining employment by reason of an intellectual or physical disability. (2) Your Child is mainly dependent upon you for support and maintenance. (3) Your Child is so incapacitated before the Child reaches the age limit for a Qualified Dependent Child. You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <31 – 60> days of: (1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or (2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child. Periodically, Prudential may request that you provide proof that your Child continues to satisfy the above conditions. Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.

FL	Accelerated Benefit Option	The following was deleted from the Effect of Option to Accelerate Death Benefits under Variable Universal Life Coverage section: The Accelerated Payment Fee.
FL	Definition – Terminally Ill	The Definition - Terminally Ill was modified to the following: Terminally Ill means having a life expectancy is 6-12 months as certified by a Doctor.
FL	Accelerated Benefit Option	The following was deleted from the Accelerated Life Insurance Proceeds section: An Accelerated Payment Fee not to exceed $350.
A-vi

GLOSSARY                                                     TABLE OF CONTENTS

FL	Accelerated Benefit Option	The following was deleted from The Effect on Coverage section: The Accelerated Benefit Fee.
FL	Legal Action
The Legal Action section was modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than five years after the end of the time within which proof of loss is required.

GA	Qualified Dependents – Child Age Limit
The Dependents Term Life Coverage section was modified to the following:

For Dependents Term Life Coverage:

(1) The age <18 – 29> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; (or was so enrolled for at least five months during the current or preceding Calendar Year)*; and (c) is less than the Student Age Limit. *This item does not apply to a Child who could not be enrolled due to a Sickness or Injury of the Child. Student Age Limit: <26 – 29>.

GA	Legal Action
The Legal Action section was modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than three years after the end of the time within which proof of loss is required.

GA	AD&D – Proof of Loss
The Claim Rules Proof of Loss section was modified to the following:

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 20 days after the date of the loss. But, failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible.

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a death certificate,] for which claim is made under the Coverage. A claim form will be furnished for submitting proof of loss. But, if you are not given a claim form within 10 working days after providing notice of claim, you must still submit the proof of loss. This proof must cover the occurrence, character and extent of that loss. It must be furnished within [<90–365> days] after the date of the loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.]

A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, it may not be reasonably possible to do so. In that case, the claim will still be considered valid if the proof is furnished as soon as reasonably possible.

GA	Incontestability	The Incontestability of Insurance section is deleted.

This limits Prudential's use of your statements in contesting an amount of insurance under the Variable Universal Life Coverage [and any of the additional provisions that may be a part of the Variable Universal Life Coverage] for which you are insured.

These are statements made to persuade Prudential to accept you for insurance. They will be considered to be made to the best of your knowledge and belief. These rules apply to each statement.

(1) It will not be used in the contest unless: (a) It is in a written [instrument] signed by you; and (b) A copy of that [instrument] is or has been furnished to you or, in the event of your death or incapacity, to your Beneficiary or personal representative. (2) If it relates to [a person's] insurability: (a) it will not be used to contest the validity of the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime; or, if later, two years during [the person's] lifetime from the date [the person's] insurance was reinstated. (b) with respect to an increase in [that person's] face amount of insurance, it will not be used to contest the validity of the increase in the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime.
A-vii

GLOSSARY                                                     TABLE OF CONTENTS

HI	Qualified Dependents – Domestic Partner
The For Dependents Insurance section was modified to the following:

These are the persons for whom you may obtain Dependents Insurance:
[A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance. Your Spouse means your lawful Spouse. Your Domestic Partner is a person of the same or opposite sex who: (1) Satisfies the requirements for being a domestic partner, registered domestic partner, reciprocal beneficiary, or party to a civil union under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and (c) is mentally competent to consent to contract; and (d) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership, reciprocal beneficiary relationship or civil union with another person; and (e) is not otherwise a Qualified Dependent under the Program; and (f) is in a single dedicated, serious and committed relationship with you; and (g) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and (h) is financially interdependent with you.

HI	Qualified Dependents – Child Age Limit
The Child Age Limit sections was modified to the following:

For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to 18 years old.

Exceptions:
For Dependents Term Life Coverage:
(1) The age 18 limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <19 – 23>.]

HI	Disability S Extension: Limit on Extension
The following modification was added to The Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability section:

Prudential will then further extend the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage while you remain Totally Disabled. You must give written proof when and as required by Prudential that your Total Disability continues. Such proof will not be required more often than once in any three calendar years unless there is evidence of a change in your medical condition.

HI	Disability S Extension - Proof of Disability Submission Period
The following modification was added to The Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability section:

You fail to submit to a medical exam by Doctors named by Prudential when and as often as Prudential requires. Prudential will not require an exam more than once in any three calendar years unless there is a change in your medical condition.

IA	Qualified Dependents – Spouse
The following was added to the For Dependents Insurance section:

**This exception does not apply to a Qualified Dependent who is enrolled as a full-time student in a school; is less than 25 years of age; and is called to active duty with the National Guard or a reserve unit of the armed forces.

IA	Qualified Dependents – Child Age Limit
The following was added to the For Dependents Insurance section:

Student Age Limit: <25 – 29>
*If a child who is enrolled as a full-time student in a school would have their coverage end for any of the following: (a) the child marries; (b) the child ceases to be a resident of Iowa; (c) the child attains the age of 25 years old; or (d) the child is no longer a full-time student, the coverage would continue until 12:01 a.m. on the day following the Contract Anniversary. The child must meet all other eligibility rules.

A-viii

GLOSSARY                                                     TABLE OF CONTENTS

ID	Qualified Dependents – Child Definition
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage and Variable Universal Life Coverage has been modified to the following:

For accident Coverage, your unmarried Children from live birth to <25 – 29> years old. who depends on you for more than 50% of their support and maintenance.
Your Child(ren) include your:

(1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption and is treated as though the child was your newborn child.

"Placed" means physical placement in your care. But, in the case of a child whose medical needs prevent such physical placement, it means when you sign: (1) an agreement for adoption of the child; and (2) an agreement assuming financial responsibility for the child.

ID	AD&D - Incapacitated Children
The Incapacitated Children definition was modified to the following:

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following: (1) Your Child is incapable of self-sustaining employment by reason of intellectual disability or physical disability. (2) The Child is chiefly dependent upon You for support and maintenance (3) Your Child is so incapacitated before the Child reaches the age limit for a Qualified Dependent Child.

ID	AD&D – Qualified Dependents Child Age Limit
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage and Variable Universal Life Coverage has been modified to the following:

The age <26-29> limit does not apply to a child who: (a) wholly depends on you for support and maintenance; and (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <26 – 29>.

IL	Certificate of Coverage
The Right to Examine Certificate section was modified with the following:

You may return this Certificate to Prudential, for any reason, within [10 to 60] days after you receive it. If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your contributions.

IL	Employee Eligibility	The following was deleted from The Who is Eligible To Become Insured section: You are not on active duty in the armed forces of any country.
IL	Qualified Dependents – Spouse	The Who is Eligible To Become Insured section is modified with the following: You are less than age <[50- to 75>;]
IL	Qualified Dependents – Domestic Partner
The These are the person for whom you may obtain Dependents Insurance section was modified to the following:

[A person under age [50 to 75] who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance. Your Spouse means your lawful Spouse. Your Domestic Partner is a person of the same or opposite sex who: (1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and (c) is mentally competent to consent to contract; and (d) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership or civil union with another person; and (e) is not otherwise a Qualified Dependent under the Program; and (f) is in a single dedicated, serious and committed relationship with you; and (g) has shared a single permanent residence with you for at least [3 to 24] consecutive months; and (h) is financially interdependent with you.

IL	Qualified Dependents – Child Definition
The Qualified Dependents Child Definition was modified to the following:

A child residing with you for adoption pursuant to an interim court order of adoption is considered your Qualified Dependent from the date of placement for adoption and is treated as though the child was your newborn child.

IL	Qualified Dependents – Child Age Limit	The Active Duty exception was deleted from the Qualified Dependents Child Age Limit section.
IL	Definition – Terminally Ill	The Definition of Terminally Ill was modified to the following: Terminally Ill means having a life expectancy is 24 months as certified by a Doctor.
A-ix

GLOSSARY                                                     TABLE OF CONTENTS

IL	Accelerated Life Insurance Proceeds	The Accelerated Life Insurance Proceeds section was modified with the following: An Accelerated Payment Fee not to exceed $250.
IL	Accelerated Benefit Option
The Accelerated Benefits Option section was modified to the following:

You may exercise this option once during the person’s lifetime provided the total amount of Accelerated Life Insurance Proceeds due to Terminal Illness and Chronic Illness placed under this option does not exceed [5% to 100%] of the amount in force on the person’s life on the date Prudential approves your last request for Accelerated Life Insurance Proceeds but not more than [$25,000 to unlimited].]

IL	Accelerated Benefit Option – Payment Method
The Accelerated Benefit Option Payment Method was updated to the following:

If you do not want the Accelerated Life Insurance Proceeds in one sum, you may elect to have them paid in 24 equal monthly installments. The first monthly payment will be due the first of the month following the month in which Prudential approves your claim for Accelerated Life Insurance Proceeds. The other payments will be processed on the first day of each subsequent month.

IL	Legal Action
The Legal Action section was modified with the following:

TIME LIMIT ON CERTAIN DEFENSES.
After two years from the date of issue of this Group Insurance Certificate, no misstatements, except fraudulent misstatements, made by the person in the application for coverage shall be used to void the coverage or to deny a claim for loss incurred commencing after the expiration of the two-year period.

IN	Qualified Dependents – Child Definition	The Qualified Dependent - Child Age Limit is modified to the following: For Dependents Term Life Coverage, your Child(ren) less than <26 – 29> years old.
IN	Qualified Dependents – Child Age Limit
The Qualified Dependent - Child Age Limit is modified to the following:

For Dependents Term Life Coverage:
(1) The age <26 – 29> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <27 – 29>.] [(2) Your Spouse, Domestic Partner, or Child is not your Qualified Dependent while: (a) on active duty in the armed forces of any country; or (b) insured under the Group Contract as an Employee for the life coverage; or (c) the Spouse, Domestic Partner, or Child continues to have variable universal life insurance coverage under the Group Contract under a coverage continuation provision such as the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage.

IN	AD&D - Qualified Dependents – Child Age Limit
The Qualified Dependent - Child Age Limit has been modified to the following:

For accident Coverage, your Child(ren) less than <26 – 29> years old.

Your Child(ren) include your: (1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A Child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from earlier of: (a) the date the child is placed with you for the purpose of adoption; or (b) the date of the entry of an order granting the adoptive parent custody of the child for purposes of adoption.

IN	AD&D – Incapacitated Children
The Incapacitated Children Definition has been modified to the following:

You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within 120 days of: (1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or (2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child.

Periodically, Prudential may request that you provide proof that your Child continues to satisfy the above conditions.

Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.

A-x

GLOSSARY                                                     TABLE OF CONTENTS

IN	Contributions and Certificate Fund – Grace Period
The Contributions and Certificate Fund - Grace Period section has been modified to the following:

Grace Period: You will be granted a grace period equal to the greater of: (a) 61 days from the date the Insurance goes into default; or (b) 31 days from the date Prudential mails you an overdue notice of default, to make the minimum premium contribution required to keep the Covered Person's Insurance in force. Prudential will continue to accept contributions and make the charges it has set during the grace period. If the Covered Person dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the Covered Person's Insurance in force to the end of the month in which death occurs. If the minimum contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

IN	AD&D – Proof of Loss
The Claim Rules – Proof of Loss section has been modified to the following:

CLAIM RULES These rules apply to payment of benefits under Additional Provisions for Accidental Death and Dismemberment Coverage.

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 20 days after the date of the loss. But failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible.

Proof of Loss: Prudential must be given written proof of the loss 1[including any requested documentation, such as a death certificate,] for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss. A claim form will be furnished for submitting proof of loss. But, if you are not given a claim form within 15 working days after providing notice of claim, you must still submit the proof of loss.

Proof of loss must be furnished within [<90– – 365> days] after the date of the loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90– – 365> days after its end.]

A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, it may not be reasonably possible to do so. In that case, the claim will still be considered valid if the proof is furnished as soon as reasonably possible. Prudential will provide written notice of the acceptance or rejection of the claim within 30 business days after proof of loss is received. If Prudential cannot accept or reject the claim within this time period, Prudential will provide written notice of the reasons additional time is needed. But Prudential will accept or reject the claim no later than 45 days after the date such notice is provided.

IN	AD&D – To Whom Payable
The To Whom Payable Section has been modified to the following:

If you and a Beneficiary die in the same event and it cannot be determined who died first, benefits will be payable as if that Beneficiary died before you. Prudential, at its option, may pay that person up to $5,000.

KS	Variable Universal Life Coverage	Domestic Partners are deleted from the Variable Universal Life Coverage section.
KS	Dependents Term Life	Domestic Partners are deleted from the Dependents Term Life Coverage section.
KS	Qualified Dependents – Domestic Partner	Domestic Partners are deleted from the Qualified Dependents section.
KS	Qualified Dependents – Child Definition	Domestic Partner's children are deleted from the Qualified Dependents section.
KS	Definition – Chronically Ill
The Definition - Chronically Ill was modified with the following:

A physical disease or condition that makes a person incapable of performing at least <1 - 2> Activities of Daily Living for at least <90> calendar days.

KS	Definition – Terminally Ill	The Definition - Terminally Ill was modified with the following: Terminally Ill means having a life expectancy is [<24> months] as certified by a Doctor.
KS	Accelerated Benefit Option
The following was deleted from the Accelerated Benefit Option - Options section:

You may exercise this option <1-5> times during the person’s lifetime provided the total amount of Accelerated Life Insurance Proceeds due to Terminal Illness and Chronic Illness placed under this option does not exceed <5% to 100%> of the amount in force on the person’s life on the date Prudential approves your last request for Accelerated Life Insurance Proceeds but not more than <$25,000 to unlimited>.

A-xi

GLOSSARY                                                     TABLE OF CONTENTS

KS	Legal Action
The Legal Action section was modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than five years after the end of the time within which proof of loss is required.

KS	Definitions	The Domestic Partner definition was deleted from the Definitions section.
KS	AD&D – Proof of Loss
The Proof of Loss section was modified to the following:

Prudential must be given written proof of the loss including any requested documentation, such as a death certificate, for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss. It must be furnished within [<90–365> days] after the date of the loss. A claim form will be furnished for submitting proof of loss. But, if you are not given a claim form within 15 working days after providing notice of claim, you must still submit the proof of loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.

KS	When Benefits Are Paid
The When Benefits are Paid section was modified to the following:

Benefits are paid immediately when Prudential receives written proof of the loss [including any requested documentation, such as a death certificate]. [But, if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.]

KY	Qualified Dependents – Domestic Partner	Domestic Partner was deleted from the Qualified Dependents section.
KY	Qualified Dependents – Child Definition	Domestic Partner's children was deleted from the Qualified Dependents - Child Definition section.
KY	AD&D – Drug Exclusion
The Additional Provisions of Accidental Death & Dismemberment was modified to the following:

(12) Being under the influence of or taking any medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor.

KY	Death Benefit During Life Event Enrollment Period	Deletes Domestic Partner from Death Benefit during Life Event Enrollment Period section.
KY	Definitions	Deletes Domestic Partner from the Definitions.
KY	AD&D – When Benefits Are Paid
The When Benefits are Paid section is modified to the following:

Prudential will pay benefits within 30 days after receiving written proof of the loss [including any requested documentation, such as a death certificate]. [But, if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.

LA	Qualified Dependents – Child Definition
The Qualified Dependents Child Definition was modified to the following:

These are the persons for whom you may obtain Dependents Insurance section the following language is added: (4) Grandchildren who are in your legal custody and are residing with you; If a child is placed in your home following an act of voluntary surrender, you will become insured for that child from the date on which the act of voluntary surrender becomes irrevocable.

LA	Qualified Dependents Child Age Limit	The Qualified Dependents Child Age Limit was modified to the following: [For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <21 – 29> years old.
LA	AD&D Child Age Limit
The AD&D Child Age Limit was modified to the following:
• For accident Coverage, your unmarried Children from live birth to <21 – 29> years old. The following language is added: *If an unmarried Child, who is less than age 24 and enrolled as a full-time student in a school, develops a mental or nervous condition, problem, or disorder which, as determined by a qualified psychiatrist, makes that Child unable to attend school as a full-time student and to hold self-sustaining employment, this item (b) will not cause such Child's coverage to end prior to age 24. The Child must meet all other eligibility rules. Prudential has the right to obtain a second opinion.

A-xii

GLOSSARY                                                     TABLE OF CONTENTS

LA	Payment of Death Claim
The Payment of Death Claim language is modified with the following:

If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds that is to come from the Fixed Account for up to six months. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate. If Prudential fails to pay the death claim within 60 days after the date Prudential receives written proof of death without just cause, the interest rate will be 8% per year. That interest rate will apply from the date Prudential receives written proof of death until the date of payment. Prudential will pay the death benefit within 60 days after the date Prudential receives written proof of death. These rules apply to that payment. (1) Prudential will pay interest on the benefit from 20 days after the date Prudential receives written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit (2) If Prudential fails to pay the benefit within 60 days after the date Prudential receives written proof of death without just cause, the interest rate will be 8% per year. That interest rate will apply from the date Prudential receives written proof of death until the date of payment.

LA	Accelerated Benefit Option
The Option to Accelerate Payment of Certain Death Benefits section was modified with the following:

(3) You must obtain consent from any assignee or irrevocable beneficiary authorizing payment and the reduction of the amount of Variable Universal Life Coverage.

LA	Accelerate Benefit Option
The Option to Accelerate Payment of Certain Death Benefits section was modified with the following:

Premium for Accelerated Payment of Death Benefits Option: There is no additional charge for this option. Administrative Expense Charge: There is no administrative expense charge to you; the administrative expense charge is paid by the Contract Holder.

LA	AD&D Drug Exclusion
The Losses Not Covered section is modified to the following:

(12) Being under the influence of or taking any narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor.

LA	AD&D Proof of Loss	In the Claims Rules section the following language is added: Prudential will pay benefits within 30 days after receiving satisfactory proof of loss.
MD	Qualified Dependents – Child Age Limit	The Child Age Limit section was modified to the following: For [Dependents] Term Life Coverage, your [unmarried] [Children] [<live birth – 15 days>] to [<18 – 29>]years old].
MD	Contributions and Certificate Fund
The Grace Period Section was modified to the following:

You will be granted a grace period equal to the greater of: (a) 61 days from the date the Insurance goes into default; or (b) 31 days from the date Prudential mails you an overdue notice of default, to make the minimum premium contribution required to keep the [Covered Person's] Insurance in force. Prudential will continue to accept contributions and make the charges it has set during the grace period. If the [Covered Person] dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the [Covered Person's] Insurance in force to the end of the month in which death occurs. If the minimum contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

MD	Loans
The Loans - Interest Charge section was modified to the following:

Interest charged on any loan will accrue daily at an annual rate determined each year by Prudential. In no event will the interest charged be greater than 8%. Interest payments on any loan are due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first. If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31] days before the interest on the loan becomes due.

A-xiii

GLOSSARY                                                     TABLE OF CONTENTS

MD	Loans
The Loans - Repayment section was modified to the following:

Prudential has the right to defer making the portion of the loan that is to come from the [Covered Person's] variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds of a loan that is to come from the Fixed Account for up to six months. unless the loan is being used to pay premiums. If Prudential defers making a loan for more than 30 days, it will pay interest on that portion at the Fixed Account rate.

MD	Accelerated Benefit Option
The Accelerated Benefit Option Introduction and Notices section was modified to the following:

1[FOR YOU AND YOUR DEPENDENT SPOUSE OR DOMESTIC PARTNER]
These provisions change the Variable Universal Life Coverage (called Coverage below) to provide an option to accelerate payment of portions of [your or your dependent Spouse's or Domestic Partner’s] insurance.
You should know that election of this option may affect other benefits or entitlements for which a [person] may be eligible. It may also affect a [person's] income tax liability. Read these notes carefully
(1) If you elect this option, the amount of Variable Universal Life Coverage for the [person] is reduced by the Accelerated Life Insurance Proceeds [and the Accelerated Payment Fee] described below. (2) Any payment made under this option may be taxable. You are advised to seek the help of a professional tax advisor for assistance with any questions that you may have. (3) If you elect this option, eligibility for Medicaid or other government programs may be affected. You are advised to seek the help of a professional legal advisor for assistance with any questions that you may have. (4) Receipt of an accelerated death benefit will not affect the amount of any applicable accidental death benefit. You will not be required to pay any additional contributions if you elect accelerate payment of death benefits under this option.

MD	Accelerated Benefit Option
The Accelerated Benefit Option Conditions section was modified with the following:

You cannot elect this option if the Variable Universal Life Coverage on [the person] has be assigned unless [the person] obtain a signed acknowledgement from the assignee of their agreement to the payment of the accelerated benefit.

MD	AD&D
The Accidental Death and Dismemberment section was updated with the following:

Total and permanent loss due to Critical Burns covering <[<25% - 99%>%>] or more of the body;] total and permanent loss due to Coma].

MD	AD&D
The Benefits section was modified to the following:

Benefits for accidental Loss are payable only if all of these conditions are met:
(1) [The person] sustain[s] an accidental bodily Injury while a [Covered Person]. (2) The Loss results directly from that Injury and from no other cause. (3) [The person] suffer[s] the Loss within [<90 – 365>]days] after the accident. [But, if the Loss is due to: (a) Quadriplegia, Triplegia, Paraplegia, Hemiplegia, or Uniplegia, the [person] suffers the Loss within[<90-365>]days after the accident. (b) Coma, that Loss: (i) begins within[<90 – 365>]days after the accident; and (ii) continues for[<one-twelve>]consecutive months; and (iii) is total, continuous and permanent at the end of that[<one-twelve>]month period
Any benefit for a Loss due to Coma will not begin until the end of the[<one-twelve>-month period in (iii) above.]

MD	AD&D	The following was deleted from the Losses not Covered section: Taking part in any riot or insurrection.
MD	AD&D	The Losses not Covered section was modified with the following: The person’s commission of or attempt to commit a felony.
MD	AD&D	The Losses not Covered section was modified with the following: The person’s being intoxicated by alcohol.
MD	AD&D	The Losses not Covered section was modified with the following: The person’s being under the influence of any narcotic or other illegal drugs.
A-xiv

GLOSSARY                                                     TABLE OF CONTENTS

MD	Dependent Life -Death Benefit Payment Rules
The Death Benefit Payable section was modified with the following:

The following claim rules apply to insurance payable on account of [a dependent’s] death:

(1) Except as provided below, interest will be payable from the date of [the dependent’s] death to the date the proceeds are paid. The interest rate will be at least equal to the rate Prudential pays for proceeds left on deposit. (2) Interest may not be paid if the proceeds are paid within 30 days after the date of [the dependent’s] death. Also, if due proof of death is given more than 180 days after the date of [the dependent’s] death, interest may accumulate and be payable from the date on which due proof was given to the date the proceeds are paid.

MD	Mode of Settlement
The Mode of Settlement section was modified with the following:

Other Modes of Settlement include a life income option, an income option for fixed amounts or fixed time periods and the option to select an interest-bearing account with Prudential with the right to select another option at a later date.

MD	AD&D
The Claim Rules section was modified with the following:

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 30 days after the date of the loss. But, failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possibe.

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a [death certificate,]for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss.

A claim form will be furnished for submitting proof of loss. But, if you are not given a claim form within 15 days after providing notice of claim, you must still submit the proof of loss. You will be deemed to have complied with these proof of claim rules if you submit, within the required time, written proof the occurrence, character and extent of the loss for which claim is made.

Proof of loss must be furnished within [<90–365>]days] after the date of the loss. But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals due to a loss of time because of disability, the proof of loss for each such period must be furnished as follows:
(1) for the first of such periods, proof of loss must be furnished within [<90-365>] days after the start of the period for which Prudential is liable; (2) for each period after the first, proof of continuing loss must be furnished when and as often as Prudential reasonably requires. Failure to give proof within these time limits will not invalidate nor reduce your claim if it was not reasonably possible to give proof within such time, provided such proof is given as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year after the time proof is otherwise required. Prudential will pay benefits within 30 days after receiving satisfactory proof of loss.

MD	Incontestability
The Incontestability section was modified with the following:

CONTESTABILITY OF INSURANCE TO WHICH THE CLAIM RULES APPLY

This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance. In the absence of fraud, they will be considered to be representations and not warranties. These rules apply to each statement
(1) It will not be used in a contest to avoid or reduce that amount of insurance unless: (a) It is in a written [instrument] signed by you; and (b) A copy of that [instrument] is or has been furnished to you. (2) When relating to insurability, it will not be used in the contest after that insurance has been in force, before the contest, for at least two years during your lifetime.

A-xv

GLOSSARY                                                     TABLE OF CONTENTS

ME	Qualified Dependents
The Qualified Dependents section was modified to the following:

These are the persons for whom you may obtain Dependents Insurance:
• [A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance. Your Spouse means your lawful Spouse. Your Domestic Partner is a person of the same or opposite sex who: (1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is mentally competent to consent to contract; and (c) is not legally married to another person under statutory or common law is not legally separated from another person nor in a domestic partnership, registered domestic partnership or civil union with another person; and (d) is not otherwise a Qualified Dependent under the Program; and (e) is your sole partner and expects to remain your partner; and (f) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and (g) is financially interdependent with you.

ME	Qualified Dependents – Child Age Limit
The Child Age Limit was modified to the following:

For accident Coverage, your unmarried Children from live birth to <19 – 29> years old. The age <19 – 29> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school;*; and (c) is less than the Student Age Limit. Student Age Limit: <26 – 29>.]>. *This (b) does not apply to a child who is unable to remain enrolled in school on a full-time basis due to mental or physical illness or accidental injury.

ME	Suicide Exclusion
The following was added to the Suicide Exclusion section:

This exclusion does not apply to Covered Persons who are qualified terminally ill patients who self-administer(ed) medication to end life in compliance with [the 2019 M.E. Legislature – HP 948].

ME	AD&D – Loss Period
The Accidental Death and Dismemberment Benefits section was modified to the following:

Benefits for accidental Loss are payable only if all of these conditions are met:

(1) [The person] sustain[s] an accidental bodily Injury while a Covered Person. (2) The Loss results directly from that Injury and from no other cause. (3) [The person] suffer[s] the Loss within [<90 – 365> days] after the accident. [But, if the Loss is due to: (a) Quadriplegia, Triplegia, Paraplegia, Hemiplegia, or Uniplegia, the person suffers the Loss within <90-365> days after the accident. (b) Coma, that Loss: (i) begins within <90 – 365> days after the accident; and (ii) continues for <one-twelve> consecutive months; and (iii) is total, continuous and permanent at the end of that <one-twelve> month period. Any benefit for a Loss due to Coma will not begin until the end of the <one-twelve>-month period in (iii) above.]

ME	AD&D
The Amount Payable section was modified to the following:

Limitation Per Accident: No more than the Amount of Insurance on a person at the time of the accident will be paid for all Losses resulting from Injuries sustained in that accident.]

But if the Accidental Loss is Loss of Life that limit will not be less than $2.000; and any one Accidental Loss due to Dismemberment will not be limited to less than $1,000; or any two such Accidental Losses due to Dismemberment will not be limited to less than $2,000.]

ME	AD&D
The Losses not Covered section was modified with the following:

This exclusion does not apply to Covered Persons who are qualified terminally ill patients who self-administer(ed) medication to end life in compliance with [the 2019 M.E. Legislature – HP 948].

ME	AD&D	The War Exclusion was modified to the following: War, or any act of war. War means declared or undeclared war. Terrorism is not considered an act of war.
ME	AD&D	The Felony Exclusion was modified to the following: Commission of or attempt to commit a felony.
ME	AD&D	The Hazardous Sports section was deleted.
A-xvi

GLOSSARY                                                     TABLE OF CONTENTS

ME	AD&D
The Occupational Exclusion section was modified to the following:

Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer).]). But this does not apply to partners or sole proprietors who are not covered by workers’ compensation insurance.

ME	AD&D
The following was deleted from the Seat Belt Benefit section:

Losses Not Covered under this Additional Benefit - A loss is not covered under this additional benefit if it results in driving or riding in any Automobile used in a race or a speed or endurance test, for acrobatic or stunt driving, or any illegal purposes.

ME	AD&D
The following was deleted from the Airbag Benefit section:

Losses Not Covered under this Additional Benefit - A loss is not covered under this additional benefit if it results in driving or riding in any Automobile used in a race or a speed or endurance test, for acrobatic or stunt driving, or any illegal purposes.

ME	Dependent Life
The Suicide Exclusion was modified with the following:

This exclusion does not apply to Covered Persons who are qualified terminally ill patients who self-administer(ed) medication to end life in compliance with [the 2019 M.E. Legislature – HP 948].]

ME	Legal Action
The Legal Action section was modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than two years after the end of the time within which proof of loss is required.

ME	Proof of Loss
The Claim Rules section was modified to the following:

These rules apply to payment of benefits under Additional Provisions for Accidental Death and Dismemberment Coverage.

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 30 days after the date of the loss. But, failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible.

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a death certificate,]for which claim is made under the Coverage. A claim form will be furnished for submitting proof of loss. But, if you are given a claim form within 15 days after providing notice of claim, you must still submit the proof of loss. This proof must cover the occurrence, character and extent of that loss. It must be furnished within [<90–365> days] after the date of the loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.

A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, it may not be reasonably possible to do so. In that case, the claim will still be considered valid if the proof is furnished as soon as reasonably possible. Prudential will pay benefits within 60 days after receiving proof of loss.

ME	When Insurance Ends
The following was added to the When Insurance Ends section:

Third Party Notice - Reinstatement: If you live in Maine, you have the right: (1) to designate a third party to receive notice of the end of your Coverage under this Group Insurance Certificate; and (2) to change the designation [; and (3) to reinstate your Coverage if you suffer from cognitive impairment or functional incapacity and the ground for ending the Coverage was your failure to pay, when due, any required contribution.] Within 10 days after your request, a Third Party Notice Request Form will be mailed or delivered to you
At least 10 calendar days before ending your Coverage, the Contract Holder will give notice to you and any designated third party.
[Within 90 days after your Coverage ends due to your failure to pay, when due, any required contribution, you or anyone acting for you may request reinstatement of the Coverage on the basis that you suffered from cognitive impairment or functional incapacity when the contribution was not paid. The Coverage will be reinstated as of the date it ended if:
(1) Medical evidence to Prudential shows that you suffered from cognitive impairment or functional incapacity when the contribution was not paid; and (2) All unpaid contributions are paid. If the request for reinstatement is denied, notice of denial will be provided to you and the person making the request, if different.

A-xvii

GLOSSARY                                                     TABLE OF CONTENTS

MI	AD&D
The Losses Not Covered Provision has been modified to the following:

LOSSES NOT COVERED.

A Loss is not covered if it results from any of these: [(1) Suicide or attempted suicide, while sane or insane.] [(2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries. (3) Sickness, whether the Loss results directly or indirectly from the Sickness. (4) Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment. (5) Any bacterial or viral infection. But, this does not include: (a) a pyogenic infection resulting from an accidental cut or wound; or (b) a bacterial infection resulting from accidental ingestion of a contaminated substance. (6) Taking part in any riot or insurrection at the level of a misdemeanor or felony.

MI	AD&D
The Losses Not Covered Provision has been modified to the following:

A Loss is not covered if it results from any of these:
[(1) Suicide or attempted suicide, while sane or insane.] [(2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries. (3) Sickness, whether the Loss results directly or indirectly from the Sickness. (4) Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment. (5) Any bacterial or viral infection. But, this does not include: (a) a pyogenic infection resulting from an accidental cut or wound; or (b) a bacterial infection resulting from accidental ingestion of a contaminated substance. (6) Taking part in any riot or insurrection at the level of a misdemeanor or felony. (7) War, or any act of war. War means declared or undeclared war, and includes resistance to armed aggression. Terrorism is not considered an act of war. Terrorism means the deliberate use of violence or the threat of violence against civilians to create an emotional response through the suffering of victims or to achieve military, political, religious or social objectives. (8) An accident that occurs while the person is serving on full-time active duty for more than <30-365> days in any armed forces. But this does not include Reserve or National Guard active duty for training. (9) Travel or flight in any vehicle used for aerial navigation if: (a) the person is riding as a passenger in any aircraft not intended or licensed for the transportation of passengers; (b) the person is performing as a pilot or a crew member of any aircraft; or (c) the person is riding as a passenger in an aircraft owned, operated, controlled or leased by or on behalf of the Contract Holder or any of its subsidiaries or affiliates. This includes getting in, out, on or off any such vehicle. (10) Participation in these hazardous sports: scuba diving; bungee jumping; base jumping; skydiving; ziplining; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning. (11) Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer). (12) Your engagement in an illegal occupation or other willful criminal activity at the level of a misdemeanor or a felony. (13) Operating a vehicle while intoxicated, as defined under Michigan vehicle code. Conviction is not required for a determination of being intoxicated.

MI	Incontestability
The INCONTESTABILITY OF INSURANCE TO WHICH THE CLAIM RULES APPLY provision has been modified to the following:

This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance. In the absence of fraud, they will be considered representations and not warranties. These rules apply to each statement:

(1) It will not be used in a contest to avoid or reduce that amount of insurance unless: (a) It is in a written [instrument] signed by you; and (b) A copy of that [instrument] is or has been furnished to you. (2) It will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years during your lifetime.

MI	Legal Action
The Legal Action section has been modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than [<three-six>] years after the end of the time within which proof of loss is required.

A-xviii

GLOSSARY                                                     TABLE OF CONTENTS

MI	AD&D
The Proof of Loss section has been modified to the following:

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a death certificate,]for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss. It must be furnished within [<90–365> days] after the date of the loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.] Failure to give proof within [<90 - 365> days] will not invalidate nor reduce your claim if it was not reasonably possible to give proof within such time, provided such proof is given as soon as reasonably possible and in no event, except in the absence of legal capacity, later than [<1 - 5> years] after the time proof is otherwise required.

Use a claim form and follow the instructions on the form.

The claim form is available from [your Employer], or you can request a claim form from Prudential. If you do not receive the form from Prudential within [<5 - 15> days] of your request, send Prudential written proof of loss without waiting for the form. You will be deemed to have complied with these proof of loss rules if you submit, within the required time, written proof covering the occurrence, character and extent of the loss for which claim is made.

MI	AD&D
The Incontestability section has been modified to the following:

This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance. In the absence of fraud, they will be considered representations and not warranties. These rules apply to each statement.

(1) It will not be used in a contest to avoid or reduce that amount of insurance unless: (a) It is in a written [instrument] signed by you; and (b) A copy of that [instrument] is or has been furnished to you. (2) It will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years during your lifetime.

A-xix

GLOSSARY                                                     TABLE OF CONTENTS

MI	Dependent Life, AD&D
The Qualified Dependent definition has been modified to the following:

These are the persons for whom you may obtain Dependents Insurance:
[A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance.

Your Spouse means your lawful Spouse.

Your Domestic Partner is a person of the same or opposite sex who:

(1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and (c) is mentally competent to consent to contract; and (d) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership or civil union with another person; and (e) is not otherwise a Qualified Dependent under the Program; and (f) is in a single dedicated, serious and committed relationship with you; and (g) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and (h) is financially interdependent with you.

Where requested by Prudential, you and/or your Domestic Partner certify that all of the above requirements are satisfied. Such certification shall be in a format satisfactory to Prudential.
Either a Spouse or a Domestic Partner may be a Qualified Dependent under the Program at any one time, but not both at the same time.]

[For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <25 – 29> years old.

For accident Coverage, your unmarried Children from live birth to <25 – 29> years old. Your Child(ren) include your:

(1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption, and is treated as though the child was your newborn child; (3) Foster children; (4) Domestic Partner’s children; (5) Child(ren) for whom you, your Spouse or your Domestic Partner (a) have been appointed the legal guardian; (b) claim as a dependent on your, your Spouse's or your Domestic Partner's federal income tax returns. A Child who is your, your Spouse’s or your Domestic Partner’s ward under a legal guardianship will be considered a Qualified Dependent from the effective date of court order granting the legal guardianship, and is treated as though the Child was your newborn Child. (6) Grandchildren who wholly depend on your for support and maintenance and who have continuously lived with you from birth.

A-xx

GLOSSARY                                                     TABLE OF CONTENTS

MI	Dependent Life, AD&D
The Qualified Dependent provision has been modified to the following:

Your Incapacitated Children.

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following:

(1) Your Child is incapable of self-sustaining employment because of a developmental disability, mental illness or disorder or physical disability. (2) The Child depends on your for support and maintenance. (3) Your Child is so incapacitated before the Child reaches age <25 – 29>. You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <31 – 60> days of: (1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or (2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child.
Periodically, Prudential may request that you provide proof that your Child continues to satisfy the above conditions, but Prudential will not require an exam more once a year after two full years following the child’s attainment of the age limit for a Qualified Dependent Child.
Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.]
[Exceptions: For Dependents Term Life Coverage: (1) The age <25 – 29> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <26 – 29>.
*Any student who by reason of illness, injury, or physical or mental disability as documented by a doctor is unable to carry a full-time course load will be considered a full-time student if the student carries at least 60% of a full-time course load.

MN	Dependents Evidence of Insurability
The Special Dependents Insurance Rules for Newborn Children and Children Adopted or Placed for Adoption has been modified to the following:

These rules apply to Dependents Insurance under the Coverage. They modify the above rules with respect to a child born to you or adopted by or placed with you for adoption. They modify the above rules with respect to such child when yo
(1) are in a Covered Class for that insurance; and (2) are insured for Employee Insurance under that Coverage; and (3) are not insured for that child under the above rules.
You will become insured for that child from the moment of the child's birth, or in the case of a child adopted or placed for adoption, from the date the child is adopted by or placed with you for adoption.
The insurance for the child will not end, by reason of your failure to pay any required contribution for that insurance following the 31 day period after: (a) the child's birth; or (b) in the case of a child adopted or placed for adoption, the date the child is adopted by or placed with you for adoption.
Instead, if additional premium is due for the child at the time of claim, Prudential will be entitled to all premiums that would have been due had if it had been notified of the Dependent. Prudential will reduce the benefits owed to you by the amount of past due premiums applicable to the Dependent.

MN	Payment of Death Claim
The Payment of Death Claim section has been modified to the following:

Payment of Death Claim: If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders.

A-xxi

GLOSSARY                                                     TABLE OF CONTENTS

MN	Dependents Life
The Conversion Section has been modified to the following:

This privilege applies if you cease to be insured for the Dependents Term Life Coverage of the Group Contract with respect to [a dependent Child. That dependent Child] may have your insurance on [the dependent Child] under the Dependents Term Life Coverage, which then ends, converted to an individual life insurance contract. Evidence of insurability is not required. However, conversion is not available if the insurance ends for one of these reasons:

(1) You fail to make any required contribution for insurance under the Group Contract. (2) All Dependents Term Life Coverage of the Group Contract for your class ends by amendment or otherwise.
A [dependent Child] may not convert the amount of insurance you have on that [dependent Child] to an individual life insurance contract if the dependent’s amount of insurance is being continued under the Continued Coverage Under the Group Contract for Employees and their Dependent Spouse or Domestic Partners provision in this Certificate.
Any such conversion is subject to the rest of this Section D.
Availability: The individual contract must be applied for and the first premium must be paid [within 31 days after you cease to be insured for Dependents Term Life Coverage with respect to the dependent.] Individual Contract Rules: The individual contract must conform to the following
Amount: Not more than the amount of [Dependents] Term Life Coverage on [the dependent] ending under this Coverage.
Form: Any form of a life insurance contract that[: (1) conforms to Title VII of the Civil Rights Act of 1964, as amended, having no distinction based on sex; and (2)] is one that Prudential usually issues at the age and amount applied for.
[This does not include term insurance or a contract with disability or supplementary benefits.]
Premium: Based on Prudential's rate as it applies to the form and amount, and to [the dependent Child’s] class of risk and age at the time.
Effective Date: The end of the [31-day period after you cease to be insured for Dependents Term Life Coverage with respect to the dependent Child].

MN	Dependents Life
The Conversion section has been modified to the following:

This privilege applies if you cease to be insured for the Dependents Term Life Coverage of the Group Contract with respect to [a dependent Child. That dependent Child] may have your insurance on [the dependent Child] under the Dependents Term Life Coverage, which then ends, converted to an individual life insurance contract. Evidence of insurability is not required. However, conversion is not available if the insurance ends for one of these reasons:

(1) You fail to make any required contribution for insurance under the Group Contract. (2) All Dependents Term Life Coverage of the Group Contract for your class ends by amendment or otherwise.

A [dependent Child] may not convert the amount of insurance you have on that [dependent Child] to an individual life insurance contract if the dependent’s amount of insurance is being continued under the Continued Coverage Under the Group Contract for Employees and their Dependent Spouse or Domestic Partners provision in this Certificate. Any such conversion is subject to the rest of this Section.

Availability: The individual contract must be applied for and the first premium must be paid [within 31 days after you cease to be insured for Dependents Term Life Coverage with respect to the dependent.] Individual Contract Rules: The individual contract must conform to the following:

Amount: Not more than the amount of [Dependents] Term Life Coverage on [the dependent] ending under this Coverage.

Form: Any form of a life insurance contract that[: (1) conforms to Title VII of the Civil Rights Act of 1964, as amended, having no distinction based on sex; and (2)] is one that Prudential usually issues at the age and amount applied for.

[This does not include term insurance or a contract with disability or supplementary benefits.]
Premium: Based on Prudential's rate as it applies to the form and amount, and to [the dependent Child’s] class of risk and age at the time.

Effective Date: The end of the [31-day period after you cease to be insured for Dependents Term Life Coverage with respect to the dependent Child].

A-xxii

GLOSSARY                                                     TABLE OF CONTENTS

MN	Mode of Settlement
The Mode of Settlement Rules have been modified to the following:

The rules in this Section apply to Employee or Dependents Insurance payable on account of your death or, with respect to your Spouse or Domestic Partner, on account of your Spouse's or Domestic Partner’s death, when the Variable Universal Life Coverage states that they do. But these rules are subject to the Limits on Assignments and Effect of Gift Assignment of Rights of Group Variable Universal Life Insurance Under Another Group Contract Sections. Insurance payable on account of a Covered Person’s death is normally paid to the Beneficiary in one sum. Subject to applicable law, where the amount of the benefit meets Prudential's current minimum requirement, payment in one sum will be made by establishing a retained asset account in the Beneficiary’s name, unless the Beneficiary elects another settlement or payment option available at the time of claim, and the benefit distribution will be deemed complete when the account is established.

The retained asset account is an interest-bearing draft account backed by the financial strength of Prudential. Funds are held in Prudential’s general account or elsewhere as Prudential may direct and an account in the Beneficiary’s name is credited interest at a rate set by Prudential’s discretion, subject to a minimum rate that will change no more than once every 90 days on advance notice to the Beneficiary. The Beneficiary is provided a draftbook and has immediate access to the entire amount by writing drafts for any amount up to the account balance. The retained asset account is not a bank account and is not insured by the Federal Deposit Insurance Corporation; it is a contractual undertaking between Prudential and the Beneficiary. Further information about the account is provided at the time of claim. Prudential may at its discretion provide other forms of payment in one sum. But another mode of settlement may be arranged with Prudential for all or part of the insurance, as stated below. Other Modes of Settlement include a life income option, an income option for fixed amounts or fixed time periods and the option to select an interest-bearing account with Prudential with the right to select another option at a later date.

MN	Continued Coverage for Incapacitated Dependents
The Continued Coverage for an Incapacitated Child provision has been modified to the following:

Continued Coverage for an Incapacitated Child: This applies only to the Dependents Insurance you have for a Qualified Dependent Child under the Additional Provisions for Dependents Term Life Coverage. The insurance for the Child will not end on the date the age limit in the definition of Qualified Dependent is reached if both of these are true:

(1) The Child is incapable of earning a living due to developmental disability, mental illness or disorder or or physical disability and depends on you for support and maintenance. Prudential must receive proof of this within the next 31 days. (2) The Child otherwise meets the definition of Qualified Dependent. If these conditions are met, the age limit will not cause the Child to stop being a Qualified Dependent under that Coverage. This will apply as long as the Child remains so incapacitated.

MO	Employee Evidence of Insurability	In the Delay of Effective Date section, the following language is added: This delay rule does not apply to any decreases in your insurance.
MO	Contributions and Certificate Fund – Grace Period
In the Grace Period section, the language is modified to the following:

You will be granted a grace period equal to the greater of: (a) 61 days from the date the Insurance goes into default; or (b) 31 days from the date Prudential mails you an overdue notice of default, to make the minimum premium contribution required to keep the Covered Person's Insurance in force. Prudential will continue to accept contributions and make the charges it has set during the grace period. If the Covered Person dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the Covered Person's Insurance in force to the end of the month in which death occurs. If the minimum contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

MO	Disability S Extension - Definition of Total Disability	In the EXTENSION OF COVERAGE AND WAIVER OF COST OF INSURANCE CHARGES DURING TOTAL DISABILITY section the following language is removed: (1) You are not working at any job for wage or profit.
A-xxiii

GLOSSARY                                                     TABLE OF CONTENTS

MO	Suicide Exclusion
In the General Provisions Section the language is modified as follows:

Suicide: If [a Covered Person,], whether sane or insane, dies because of suicide, the death benefit under the Variable Universal Life Coverage may be limited. If death because of suicide occurs:

(1) within one year from the date [a person] became a Covered Person, it is limited to: (a) the sum of the contributions paid, minus (b) any loans and the interest charged to it; minus (c) any amounts which have been withdrawn from [that person's] Certificate Fund. (2) within one year from the date of any increase in [that person's] Face Amount of Insurance, the part of the death benefit that would be on account of that increase is limited to the sum of the contributions paid for that increase. (3) within one year from the date [the person's] Variable Universal Life Coverage is reinstated, it is limited to: (a) the sum of the contributions paid since the date of the reinstatement; minus (b) any loan and the interest charged to it; minus (c) any amounts which have been withdrawn from [that person's] Certificate Fund.

MO	Dependents Life
In the General Provisions Section the language is modified as follows:

Suicide: If [a Covered Person,], whether sane or insane, dies because of suicide, the death benefit under the Variable Universal Life Coverage may be limited. If death because of suicide occurs:

(1) within one year from the date [a person] became a Covered Person, it is limited to: (a) the sum of the contributions paid, minus (b) any loans and the interest charged to it; minus (c) any amounts which have been withdrawn from [that person's] Certificate Fund. (2) within one year from the date of any increase in [that person's] Face Amount of Insurance, the part of the death benefit that would be on account of that increase is limited to the sum of the contributions paid for that increase. (3) within one year from the date [the person's] Variable Universal Life Coverage is reinstated, it is limited to: (a) the sum of the contributions paid since the date of the reinstatement; minus (b) any loan and the interest charged to it; minus (c) any amounts which have been withdrawn from [that person's] Certificate Fund.

MO	Incontestability
The Incontestability of Insurance language is modified to the following:

This limits Prudential's use of your statements in contesting an amount of insurance under the Variable Universal Life Coverage for which you are insured. These are statements made to persuade Prudential to accept you for insurance. In the absence of fraud, they will be considered representations and not warranties.

MS	Dependents Eligibility	The Dependent's Eligibility Insurance provision has been modified to the following: Your Child is so incapacitated before the Child reaches the age limit for a Qualified Dependent Child age <18 – 29>.
MS	Accelerated Benefit Option
The ABO - Effect on Insurance section has been modified to the following:

If the amount of a person's death benefit is being determined under Subsection (1) of Section A of the Coverage, such portion may be reduced if, within <6 – 24> months after the date Prudential receives the request, that a person is either Terminally Ill or Chronically Ill, an Amount Limitation would have applied to the person's Face Amount. In that case, the portion of the person's Face Amount placed under this option will not exceed the person's Face Amount after applying the Limitation.

MS	AD&D
The Payment of Accelerated Life Insurance Proceeds has been modified to the following:

Insurance provision has been modified to the following: Payment of Accelerated Life Insurance Proceeds: If you elect this option, Prudential will pay the Accelerated Life Insurance Proceeds you place under this option in one sum to you when Prudential approves your claim for Accelerated Life Insurance Proceeds.

[If you do not want the Accelerated Life Insurance Proceeds in one sum, you may elect to have them paid in <6 to 24> equal monthly installments. The first monthly payment will be due the first of the month following the month in which Prudential approves your claim for Accelerated Life Insurance Proceeds. The other payments will be processed on the first day of each subsequent month.

When Prudential pays an accelerated death benefit under this option, Prudential will send you a statement that shows the effect of the payment on the amount of your [Employee] Variable Universal Life Coverage and on your contribution, if any, for your [Employee] Variable Universal Life Coverage.

A-xxiv

GLOSSARY                                                     TABLE OF CONTENTS

MT	Qualified Dependents
The Qualified Dependents - Domestic Partner section was modified with the following: Is a person [of the same or opposite sex] who satisfies all of the following:

[(a) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and]
[(b) is not otherwise a Qualified Dependent under the Program; and]
[(c) is in a single dedicated, serious and committed relationship with you; and]
[(d) is financially interdependent with you.

MT	Loans
The Delayed Loan section was modified with the following:

Prudential has the right to defer making the portion of the loan that is to come from the Covered Person's variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds of a loan that is to come from the Fixed Account for up to six months. other than for payment of a premium to the Contract Holder. If Prudential defers making a loan for more than 30 days, it will pay interest on that portion at the Fixed Account rate.

MT	Loans
The Loans Interest Charge provision has been modified to the following:

Interest charged on any loan will accrue daily at an annual rate [2%-6%]. Interest payments on any loan are due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first. If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31 days] before the interest on the loan becomes due.

MT	Conversion Triggers
The Conversion Privilege section was modified with the following:

If all or part of [a person's] Face Amount of Insurance under the Variable Universal Life Coverage ends for [one of the reasons] stated below, [the person] may be entitled to convert to an individual life insurance contract. Evidence of insurability is not required. The reasons are:

(1) Your employment ends, you transfer out of a Covered Class, or your amount of insurance is reduced by reason of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class;
(2) With respect to a dependent, that dependent is no longer a Qualified Dependent;;]
(3) All) If the Group Contract or Certificate terminates, all Face Amount of Insurance that applies to [the person] under the Group Contract for [the Employee's] class ends by amendment or otherwise. is amended to terminate the insurance of any class of insured persons. But, on the date it ends [the person] must have been insured for three years for that insurance (or for that insurance and any other Prudential rider or group contract replaced by that insurance).])

[A person] may not convert their face amount of insurance to an individual life insurance contract if [the person’s] face amount of insurance is being continued under the Continued Coverage Under the Group Contract for Employees and their Dependent Spouse or Domestic Partners provision in this Certificate.

MT	Conversion
The Conversion - Amount of Individual Contract was modified with the following:

If the Face Amount of Insurance ends because the Group Policy or Certificate terminates or is amended to terminate the insurance of any class of insured persons and [the person] [has] been insured for three years for that insurance (or for that insurance and any other Prudential rider or group contract replaced by that insurance), the total amount of individual insurance which [you or your dependent Spouse or Domestic Partner] may get in place of all life insurance then ending for [you or your dependent Spouse or Domestic Partner] under the Group Contract will not exceed the lesser of the following.

MT	Conversion
The Conversion - Type of Conversion Contract was modified with the following:

Form: Any form of a life insurance contract that:

(1) conforms to Title VII of the Civil Rights Act of 1964, as amended, having no distinction based on sex; and
(2) is one that Prudential usually issues at the age and amount applied for, including term insurance. This does not include a contract with disability or supplementary benefits.

A-xxv

GLOSSARY                                                     TABLE OF CONTENTS

MT	Conversion
The Conversion - Death Benefit During Conversion Period section was modified with the following:

Death During Conversion Period: The amount [a person] had a right to convert to an individual contract is included in the death benefit if [the person] dies:

(1) Within 31 days after [the person's] face amount of insurance ends; and
(2) While [the person] has the right to convert the face amount of insurance to an individual contract as described in the When Insurance Ends section of this Certificate.

It is included even if [the person] did not apply for conversion whether or not premiums were paid within the 31 days [the person] had the right to convert to an individual contract.

The amounts of the benefit is equal to the Face Amounts of Insurance under this Coverage you were entitled to convert.

MT	Payment of Death Claim
The Payment of Death Claim section was modified with the following:

Payment of Death Claim: If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds that is to come from the Fixed Account for up to six months60 days. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate.

MT	Dependents Life
The Conversion Privilege section was modified with the following:

If all or part of [a person's] Face Amount of Insurance under the Variable Universal Life Coverage ends for one of the reasons stated below, [the person] is entitled to convert to an individual life insurance contract. Evidence of insurability is not required. The reasons are:

(1) Your employment ends, you transfer out of a Covered Class;
[(2) With respect to a dependent, that dependent is no longer a Qualified Dependent;]
(3) If the Group Contract or Certificate terminates, all Face Amount of Insurance that applies to [the person] under the Group Contract for [the Employee's] class ends by amendment or is amended to terminate the insurance of any class of insured persons. But, on the date it ends [the person] must have been insured for three years for that insurance (or for that insurance and any other Prudential rider or group contract replaced by that insurance).

MT	Dependents Life
The Conversion - Type of Conversion Contract for Dependent Life Section was modified with the following:

Amount: Not more than the amount of Dependents Term Life Coverage on the dependent [Child] ending under the Dependents Term Life Coverage. But, if it ends because all of the Dependents Term Life Coverage of the Group Contract for your class ends, the total amount of individual insurance which may be obtained in place of all the Dependents Term Life Coverage on the dependent [Child] then ending under the Group Contract will not exceed the lesser of the following:

(1) The total amount of all your Dependents Term Life Coverage on the dependent [Child] then ending under the Group Contract reduced by the amount of group life insurance from any carrier for which you are or become eligible with respect to the dependent [Child] within the next 31 days.
(2) $10,000.

Form: Any form of a life insurance contract that: (1) conforms to Title VII of the Civil Rights Act of 1964, as amended, having no distinction based on sex; and (2) is one that Prudential usually issues at the age and amount applied for, including term insurance. This does not include a contract with disability or supplementary benefits.

Premium: Based on Prudential's rate as it applies to the form and amount, and to the dependent [Child] class of risk and age at the time.

Effective Date: The end of the 31-day period after you cease to be insured for Dependents Term Life Coverage with respect to the dependent [Child].

A-xxvi

GLOSSARY                                                     TABLE OF CONTENTS

MT	Dependents Life
The Suicide Exclusion has been modified to the following:

If a dependent [Child’s] death results from or is caused by suicide, while sane or insane:

[(1)] A death benefit is not payable if the dependent [Child] dies within two years of the date the dependent [Child] became a Covered Person. Instead, Prudential will refund any premiums paid for the Dependents Term Life Coverage on that dependent [Child].

This refund of premiums is considered the death benefit payable under Section A instead of the amount of insurance on that dependent [Child] under this Coverage.

[(2) The amount of any increase in the death benefit [for which you enrolled] with respect to the dependent [Child] is not payable if the dependent [Child] dies within two years of the date of the increase. Instead, Prudential will refund any premiums paid for that increase. This refund of premium is considered the death benefit payable under Section A instead of the amount of the increase in the amount of insurance on that dependent [Child] under this Coverage.]] ____________________ Any death benefit provided under a section of this Coverage:

(1) is payable to you. If you are not living at the death of a dependent, the death benefit is payable to the dependent's estate. (2) is payable according to that section and these claim rules. (a) If Prudential determines that a claim is payable, Prudential will pay that benefit within 60 days after Prudential receives written proof of death and proof of the interest of the claimant. (b) If payment is not made within 30 days of receipt of proof of death and proof of the interest of the claimant, payment will include interest from the 30th day until payment is made. The interest rate will be the rate specified by Montana law.

MT	Dependents Life
The Additional Provisions for Dependents Term Life Coverage has been amended to the following:

Any death benefit provided under a section of this Coverage:

(1) is payable to you. If you are not living at the death of a dependent, the death benefit is payable to the dependent's estate.
(2) is payable according to that section and these claim rules. (a) If Prudential determines that a claim is payable, Prudential will pay that benefit within 60 days after Prudential receives written proof of death and proof of the interest of the claimant. (b) If payment is not made within 30 days of receipt of proof of death and proof of the interest of the claimant, payment will include interest from the 30th day until payment is made. The interest rate will be the rate specified by Montana law.

A-xxvii

GLOSSARY                                                     TABLE OF CONTENTS

MT	Beneficiary Rules
The Beneficiary Rules provision has been amended to the following:

The rules in this section apply to insurance payable on account of your death, when the Variable Universal Life Coverage3[, including any of the additional provision riders that may be a part of the Variable Universal Life Coverage,] states that they do. [These rules also apply to insurance payable on account of your Spouse’s [or Domestic Partner's] death, when the Variable Universal Life Coverage3[, including any of the additional provision riders that may be a part of the Variable Universal Life Coverage,] states that they do.] But these rules are modified [by any burial expenses rule in the Schedule of Benefits and,] if there is an assignment, by the following Section[s]: Limits on Assignments[; and Effect of [Gift] Assignment of Rights of Group Variable Universal Life Insurance Under Another Group Contract].

"Beneficiary" means a person chosen, in a format approved by Prudential, to receive the insurance benefits.

You have the right to choose a Beneficiary. If there is a Beneficiary for the insurance under a Coverage, it is payable to that Beneficiary. Any amount of insurance under a Coverage for which there is no Beneficiary at [the person's] death will be considered [the person's] intestate estate. This order will apply unless otherwise provided in the Limits on Assignments.

You may change the Beneficiary at any time without the consent of the present Beneficiary. The Beneficiary change form must be filed through 6the Contract Holder]. However, if you purchase paid-up insurance and you make a Beneficiary change, the Beneficiary change form must be filed with Prudential instead of [the Contract Holder]. The change will take effect on the date the form is signed. But it will not apply to any amount paid by Prudential before it receives the form.

If there is more than one Beneficiary, but the Beneficiary form does not specify their shares, they will share equally. If a Beneficiary dies before you [or, with respect to your Spouse [or Domestic Partner], before your Spouse [or Domestic Partner]], that Beneficiary's interest will end. It will be shared equally by any remaining Beneficiaries, unless the Beneficiary form states otherwise.

[If you [or, with respect to your Spouse [or Domestic Partner], your Spouse [or Domestic Partner]] and a Beneficiary die in the same event and it cannot be determined who died first, the insurance will be payable as if that Beneficiary died before you[or your Spouse [or Domestic Partner]].]

MT	Incontestability
The Representations in Applications provision has been modified to the following:

This limits Prudential's use of the person’s statements in contesting an amount of insurance under the Variable Universal Life Coverage [and any of the additional provision riders that may be a part of the Variable Universal Life Coverage] for which the person is insured. These are statements made to persuade Prudential to accept the person for insurance. They will be considered representations and not warranties. These rules apply to each statement:

(1) It will not be used in the contest unless: (a) It is in a written instrument signed by you; and (b) A copy of that instrument is or has been furnished to you or, in the event of your death or incapacity, to your Beneficiary or personal representative. (2) If it relates to a person's insurability: (a) it will not be used to contest the validity of the insurance which has been in force, before the contest, for at least two years during the person's lifetime; or, if later, two years during the person's lifetime from the date the person's insurance was reinstated. (b) with respect to an increase in that person's face amount of insurance, it will not be used to contest the validity of the increase in the insurance which has been in force, before the contest, for at least two years during the person's lifetime.

MT	Legal Action
The Legal Action Provision has been modified to the following:

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than two years after the end of the time within which proof of loss is required.

MT	Definitions
The Active Work Requirement was modified with the following:

Active Work Requirement: A requirement that you be actively at work on a full-time or part-time basis at the Employer's place of business, or at any other place that the Employer's business requires you to go. You are considered actively at work during normal vacation if you were actively at work on your last regularly scheduled workday.

A-xxviii

GLOSSARY                                                     TABLE OF CONTENTS

MT	Continued Coverage for Incapacitated Dependents
The Continued Coverage for an Incapacitated Child has been modified to the following:

This applies only to the Dependents Insurance you have for a Qualified Dependent Child under the Additional Provisions for Dependents Term Life Coverage. The insurance for the Child will not end on the date the age limit in the definition of Qualified Dependent is reached if both of these are true:

(1) The Child is then incapable of self-sustaining employment because of a mental or physical Injury or Illness. Prudential must receive proof of this within the next [31 – 60 days] after the date the age limit in the definition of Qualified Dependent is reached. (2) The Child otherwise meets the definition of Qualified Dependent.

If these conditions are met, the age limit will not cause the Child to stop being a Qualified Dependent under the Additional Provisions for Dependents Term Life Coverage. This will apply as long as the Child remains so incapacitated.

NC	Certificate of Coverage	The Certificate of Coverage provision has been modified to the following:

Coverage and Amounts: The Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, and the amounts of insurance are described in the Certificate.

If you are insured, this Group Insurance Certificate replaces any older certificates issued to you for the Variable Universal Life Coverage [, including any of the additional provisions that may be a part of the Variable Universal Life Coverage]. All benefits are subject in every way to the entire Group Contract which includes the Group Insurance Certificate.

Right to Examine this Certificate: You may return this Certificate to Prudential, for any reason, within 45 days of the date of execution of the application or within 10 days after you receive it, whichever is later. If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your contributions.
NC	Eligibility
The Eligibility provision has been modified to the following:

You are full-time if you are regularly working for the Employer at least the number of hours in the Employer's normal full-time work week for your class, but not less than 30 hours per week. You are part-time if you are regularly working for the Employer at least the number of hours in the Employer's normal part-time work week for your class, but not less than 20 hours per week. If you are a partner or proprietor of the Employer, that work must be in the conduct of the Employer's business. If you are the sole proprietor no hourly requirement applies.]

NC	Qualified Dependents – Child Definition
The Qualified Dependent provision has been modified to the following:

For accident Coverage, your unmarried Children from live birth to <18 – 29> years old.

Your Child(ren) include your:

(1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption, and is treated as though the child was your newborn child; (3) Foster children; a child placed with you for foster care is considered your Qualified Dependent from the date of placement in the foster home, and is treated as though the child were a newborn child born to you. (4) Domestic Partner’s children; and (5) Child(ren) for whom you, your Spouse or your Domestic Partner (a) have been appointed the legal guardian; (b) have been required to provide accident coverage under a Qualified Medical Child Support Order.

A Child who is your, your Spouse’s or your Domestic Partner’s ward under a legal guardianship will be considered a Qualified Dependent from the effective date of court order granting the legal guardianship, and is treated as though the Child was your newborn Child.

A-xxix

GLOSSARY                                                     TABLE OF CONTENTS

NC	Incapacitated Children
The Incapacitated Children provision has been modified to the following:

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following:

(1) Your Child is incapable of self-sustaining employment because of a mental or physical Injury or Illness. (2) Your Child is so incapacitated before the Child reaches age <18 – 29>.

You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <1 – 60> days of:

(1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or (2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child.

Annually, Prudential may request that you provide proof that your Child continues to satisfy the above conditions.

Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.

NC	Dependents Life
The Qualified Dependent Provision has been modified to the following:

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following: For Dependents Term Life Coverage:

(1) The age <18 – 29> limit does not apply to a Child who:
(a) is enrolled as a full-time student in a school; and (b) is less than the Student Age Limit.

Student Age Limit: <19 – 29>.

NC	Transfers
The Transfers Provision has been modified to the following:

You may transfer a Covered Person's amounts among investment options of the Separate Account available to you and into the Fixed Account at any time during the first 24 months following the Effective Date of the Certificate without charge, unless the insurance is in default. After the first 24 months following the Effective Date of the Certificate, you may transfer a Covered Person’s amounts among investment options of the Separate Account available to you and into the Fixed Account [as often as twelve times during a Certificate Year without charge], unless the Insurance is in default. [After the first 24 months following the Effective Date of the Certificate, the minimum amount that can be transferred is <$100 - $500>, or the entire value of the option if less.

Transfer requests in percent terms may not be a fractional percent and must be at least <1% - 5%>.] To make a transfer, you must notify Prudential in a format acceptable to it. The transfer will take effect on the Valuation Date on which Prudential receives the notice.

You may also transfer a Covered Person's amounts from the Fixed Account into the variable investment options at any time during the year, subject to the following limitations:

(1) Only [one transfer from the Fixed Account] can be made each Certificate Year; (2) The maximum amount that can be transferred is the greater of [<$1,000 - $5,000>] or 25% of the amount in the Fixed Account.

[Prudential reserves the right to deduct from the Covered Person's Certificate Fund, on a pro-rata basis, a transaction charge of up to $20.00 for each transfer request exceeding twelve in any Certificate Year.]

Delayed Transfers: Prudential usually transfers the Covered Person's amounts on the date it receives the [Employee's] request. But Prudential has the right to defer making a transfer if (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders.

A-xxx

GLOSSARY                                                     TABLE OF CONTENTS

NC	Loans
The Loan Value Provision has been modified to the following:

The maximum Loan Value (before any applicable charge) is determined by multiplying the Certificate Fund by [<75% - 90%>] and subtracting any existing loan with accrued interest, any outstanding charges and the amount needed to make [the next monthly deductions] from the Certificate Fund.

NC	Disability S Extension - Limit on Extension
The Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability Provision has been modified to the following:

If you or your dependent Spouse or Domestic Partner dies within one year after your Total Disability started and before you give Prudential proof of Total Disability, written notice of your or your dependent's death must be given to Prudential within one year after the death.

This extension ends if and when:

(1) You Total Disability ends; or
[(2) You became Totally Disabled while age <55-100> or more and that protection has been extended for <one to ten years>; or (3) Your became Totally Disabled while less than age <55-100> and that protection has been extended for <one to ten years>; or (4) You became Totally Disabled while less than age <55-100> and reach age <55-100>; or (5) You became Totally Disabled while less than age <55-100> and reach your normal retirement age (your retirement age under the Social Security Act where retirement age depends on your date of birth); or (6) You fail to furnish any required proof that your Total Disability continues; or (7) You fail to submit to a medical exam by Doctors named by Prudential, at its own expense, when and as often as Prudential requires. After two full years of this protection, Prudential will not require an exam more than once a year.

NC	Accelerated Benefit Option
The Accelerated Life Insurance Proceeds Provision has been modified to the following:

The Accelerated Life Insurance Proceeds are equal to:

A portion of [a person's] Face Amount or Net Amount at Risk, as determined under (1) below; plus a portion of [a person's] Certificate Fund Amount, as determined under (2) below.
(1) You must elect the portion of [a person's] Face Amount or Net Amount at Risk that you want to place under this option. 5[You may elect up to <5% - 100% of the person's Face Amount or Net Amount at Risk, but not less than <$10,000 - $50,000> nor more than <$50,000 to unlimited>.
If the amount of a person's death benefit is being determined under Subsection (1) of Section A of the Coverage, such portion may be reduced if, within <6 – 24> months after the date Prudential receives proof that a person is either Terminally Ill or Chronically Ill, an Amount Limitation would have applied to the person's Face Amount. In that case, the portion of the person's Face Amount placed under this option will not exceed the person's Face Amount after applying the Limitation.]

If the amount of [a person's] death benefit is being determined under Subsection (1) of Section A of the Coverage, Prudential will determine the Accelerated Payment Factor based on your election [and any Amount Limitation that may apply]. The Accelerated Payment Factor is equal to:

(a) the portion of [a person's] Face Amount that is placed under this option; over (b) the [person's] total Face Amount. If the amount of [a person's] death benefit is being determined under Subsection (2) of Section A of the Coverage, the Accelerated Payment Factor is equal to: (a) the portion of [a person's] Net Amount of Risk that is placed under this option; over (b) [the person's] total Net Amount at Risk. (2) The portion of [a person's] Certificate Fund Amount that will be placed under this option is equal to: (a) [the person's] total Certificate Fund Amount times the Accelerated Payment Factor; minus (b) any outstanding loan balance, plus any interest due on the loan, times the Accelerated Payment Factor.

A-xxxi

GLOSSARY                                                     TABLE OF CONTENTS

ND	Dependents Life, AD&D
The Qualified Dependent provision has been modified to the following:

For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <18 – 29> years old.

For accident Coverage, your unmarried Children from live birth to <18 – 29> years old.

Your Child(ren) include your:

(1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption, and is treated as though the child was your newborn child; (3) Foster children; (4) Domestic Partner’s children; and (5) Child(ren) for whom you, your Spouse or your Domestic Partner (a) have been appointed the legal guardian; (b) claim as a dependent on your, your Spouse's or your Domestic Partner's federal income tax returns.

A Child who is your, your Spouse’s or your Domestic Partner’s ward under a legal guardianship will be considered a Qualified Dependent from the effective date of court order granting the legal guardianship, and is treated as though the Child was your newborn Child.]
(6) your children also include each of your grandchildren who chiefly depends on you for support and maintenance and who physically reside with you.

ND	AD&D
The Qualified Dependent provision has been modified to the following:

For accident Coverage:
(1) The age <18 – 29> limit does not apply to a child who:
(a) chiefly depends on you for support and maintenance; (b) physically resides with you; and (c) is less than 22 years old. (2) The age <18 – 29> limit does not apply to a Child who:
(a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <26 – 29>.

ND	Suicide Exclusion
The Suicide Provision has been modified to the following:

If a Covered Person, whether sane or insane, dies because of suicide, the death benefit under the Variable Universal Life Coverage may be limited. If death because of suicide occurs:

(1) within one year from the date a person became a Covered Person, it is limited to: (a) the sum of the contributions paid, minus (b) any loans and the interest charged to it; minus (c) any amounts which have been withdrawn from that person's Certificate Fund. (2) within one year from the date of any increase in that person's Face Amount of Insurance, the part of the death benefit that would be on account of that increase is limited to the sum of the contributions paid for that increase. (3) within one year from the date the person's Variable Universal Life Coverage is reinstated, it is limited to: (a) the sum of the contributions paid since the date of the reinstatement; minus (b) any loan and the interest charged to it; minus (c) any amounts which have been withdrawn from that person's Certificate Fund.]
Any death benefit provided under a section of this Coverage is payable according to that section, the Beneficiary and Mode of Settlement Rules, and these rules.
(1) If Prudential determines that all or part of a claim is payable, Prudential will pay that benefit within two months after Prudential receives written proof of death. (2) If Prudential receives written proof of death within 180 days after the date of the death, Prudential will pay reasonable interest on the benefit from the date of death.

A-xxxii

GLOSSARY                                                     TABLE OF CONTENTS

ND	Incontestability
The Incontestability Provision has been modified to the following:

This limits Prudential's use of your statements in contesting an amount of insurance under the Variable Universal Life Coverage 5[and any of the additional provisions that may be a part of the Variable Universal Life Coverage] for which you are insured. These are statements made to persuade Prudential to accept you for insurance. They will be considered to be made to the best of your knowledge and belief. These rules apply to each statement:

(1) In the absence of fraud, statements made by the Contract Holder will be considered to be representations and not warranties. No statement of the Contract Holder will be used to avoid or reduce the amount of insurance unless:

(a) It is in a written [instrument] signed by you; and
(b) A copy of that [instrument] is or has been furnished to you or, in the event of your death or incapacity, to your Beneficiary or personal representative.

(2) If it relates to [a person's] insurability:

(a) it will not be used to contest the validity of the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime; or, if later, two years during [the person's] lifetime from the date [the person's] insurance was reinstated. (b) with respect to an increase in [that person's] face amount of insurance, it will not be used to contest the validity of the increase in the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime.

ND	AD&D
The Incontestability Provision has been modified to the following:

This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance. They will be considered to be made to the best of your knowledge and belief. These rules apply to each statement.

(1) In the absence of fraud, statements made by the Contract Holder will be considered to be representations and not warranties. No statement of the Contract Holder will be used to avoid or reduce the amount of insurance unless:

(a) It is in a written [instrument] signed by you; and
(b) A copy of that [instrument] is or has been furnished to you.

(2) It will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years during your lifetime.

NE	Other Information	Other Information provision has been modified to the following:

Contract Holder: [The A.B.C. Company]
Group Contract No.: [G-XXXXX]

[Associated Companies: Associated Companies are employers who are [the Contract Holder’s] subsidiaries or affiliates and are reported to Prudential in writing for inclusion under the Group Contract, provided that Prudential has approved such request.] Contract Anniversary [January 1] of each year, beginning in [20XX].

Cost of Insurance: The Coverage describes the minimum premium contributions required, as well as the additional premium contributions you may make. You will be given additional information concerning the cost of the coverage when you are asked to enroll. The minimum charge to provide the Variable Universal Life Coverage15[, other than any additional provisions that may be a part of the Variable Universal Life Coverage,] will never exceed the applicable amount under the Table of Maximum Rates.

Prudential's Address:

The Prudential Insurance Company of America [80 Livingston Avenue Roseland, New Jersey 07068] You always have the right to contact the Nebraska Department of Insurance if you have a question or concern regarding your coverage under this certificate.

The Nebraska Department of Insurance may be contacted at: Nebraska Department of Insurance Consumer Affairs Division 941 “O” Street, Suite 400 Lincoln, NE 68508 Telephone: 877-564-7323.

A-xxxiii

GLOSSARY                                                     TABLE OF CONTENTS

NE	AD&D
The Felony Exclusion provision has been modified to the following:

A Loss is not covered if it results from any of these:

(1) Suicide or attempted suicide, while sane or insane.] (2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries. (3) Sickness, whether the Loss results directly or indirectly from the Sickness. (4) Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment. (5) Any bacterial or viral infection. But, this does not include: (a) a pyogenic infection resulting from an accidental cut or wound; or (b) a bacterial infection resulting from accidental ingestion of a contaminated substance. (6) Taking part in any riot or insurrection. (7) War, or any act of war. War means declared or undeclared war, and includes resistance to armed aggression. Terrorism is not considered an act of war. Terrorism means the deliberate use of violence or the threat of violence against civilians to create an emotional response through the suffering of victims or to achieve military, political, religious or social objectives. (8) An accident that occurs while the person is serving on full-time active duty for more than <30-365> days in any armed forces. But this does not include Reserve or National Guard active duty for training. (9) Travel or flight in any vehicle used for aerial navigation if: (a) the person is riding as a passenger in any aircraft not intended or licensed for the transportation of passengers; (b) the person is performing as a pilot or a crew member of any aircraft; or (c) the person is riding as a passenger in an aircraft owned, operated, controlled or leased by or on behalf of the Contract Holder or any of its subsidiaries or affiliates. This includes getting in, out, on or off any such vehicle. (10) Commission of or attempt to commit a felony. (11) Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person: (a) was operating a motor vehicle; and (b) was convicted of an alcohol related offense. (12) Being under the influence of or taking any non-prescription drug, medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor. (13) Participation in these hazardous sports: scuba diving; bungee jumping; base jumping; skydiving; ziplining; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning. (14) Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer).]

C. ADDITIONAL BENEFITS.

An additional benefit may be payable for a Loss for which a benefit is payable under the other terms of this Coverage or would be payable except for the Limitation Per Accident of those terms. Any such benefit is payable in addition to any other benefit payable under this Coverage. Any additional conditions that apply to an additional benefit are shown below. An additional benefit is payable only if those conditions are met.

(1) Additional Benefit for Loss of Life as a Result of a Non-occupational Vehicle Accident: This additional benefit for the person’s Loss of life only applies if the person sustains an accidental bodily Injury resulting in the Loss in one of these ways: (a) while a driver or passenger of an Automobile not being used by the person for commercial or occupational purposes; (b) as a result of being struck by a motor vehicle while the person is not driving or riding in or on one; or (c) while a passenger in or on a public vehicle provided by a common carrier for passenger service. Automobile means a validly registered:
(1) vehicle that may be legally driven with the standard issue class of motor vehicle driver's license and no additional class of license is necessary to operate this vehicle; or (2) four wheel, two axle private passenger motor vehicle.
But Automobile does not include:(1) cars owned or leased by the Contract Holder or any of its subsidiaries or affiliates; (2) a motor vehicle intended for off-road use; or (3) a motor vehicle being used without the owner’s permission.
Losses Not Covered under this Additional Benefit: A Loss is not covered under this additional benefit if it results from driving or riding in any Automobile used in a race or a speed or endurance test, or for acrobatic or stunt driving, or for any illegal purpose. Additional Amount Payable under this Additional Benefit: An amount equal to <1%-100%> of the Amount of Insurance on the person.

A-xxxiv

GLOSSARY                                                     TABLE OF CONTENTS

NE	AD&D
The Incontestability Limit Provision has been modified to the following:

This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance. In the absence of fraud, they will be deemed representations and not warranties. Except for fraudulent misstatements, these rules apply to each statement.

(1) It will not be used in a contest to avoid or reduce that amount of insurance unless: (a) It is in a written 4[instrument] signed by you; and (b) A copy of that 4[instrument] is or has been furnished to you. (2) It will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years from the date [the person’s] insurance under the Coverage begins, during [the person’s] lifetime.

NH	Dependents Life, AD&D
The Qualified Dependents Domestic Partner Section was modified to the following:

These are the persons for whom you may obtain Dependents Insurance:

A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance.

Your Spouse means your lawful Spouse.

Your Domestic Partner is a person of the same or opposite sex who: (1) Satisfies the requirements for being a domestic partner or registered domestic partner under the law of your jurisdiction of residence; or (2) Is a person of the same or opposite sex who satisfies all of the following: (a) is age 18 or older; and (b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and (c) is mentally competent to consent to contract; and (d) is not married to another person under statutory or common law nor in a domestic partnership or registered domestic partnership with another person; and (e) is not otherwise a Qualified Dependent under the Program; and (f) is in a single dedicated, serious and committed relationship with you; and (g) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and (h) is financially interdependent with you.

NH	Conversion
The Conversion Availability Period section was modified with the following:

(2) the fifteenth day after the person has been given written notice of the conversion privilege. If written notice is not provided within 15 days, the time period extension is open ended until 15 days after such written notice is delivered.

NH	Conversion
The following was added to the Conversion - Amount of Individual Contract Section:

Each insured person shall be given written notice of this conversion privilege and its duration within 15 days after the date of termination of the group contract or policy. If this notice is given more than 15 days after the date of termination, the time allowed for the exercise of the privilege of conversion shall be extended for a period of 15 days following the date of the written notice. Such notice shall be mailed by Prudential to the insured person at the last address furnished to Prudential by the policyholder.

NH	Payment of Death Claim
The Payment of Death Claim section was modified with the following:

Prudential will pay the death benefit within 30 days of the date of death. If Prudential fails to pay the benefit within 30 days of the date of death the interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit, computed from the date of the insured’s death.

NH	Definition – Chronically Ill	The Definition of Chronically Ill was modified with the following:

(2) A physical disease or condition that makes a person incapable of performing at least <1 - 2> Activities of Daily Living for at least <30-365> calendar days.
NH	Conversion
The Conversion Availability section for Dependent Life was modified with the following:

(2) the fifteenth day after you have been given written notice of the conversion privilege. If written notice is not provided within 15 days, the time period extension is open ended until 15 days after such written notice is delivered].

A-xxxv

GLOSSARY                                                     TABLE OF CONTENTS

NH	Dependents Life
The Conversion - Amount of Individual Contract section for Dependent Life was modified with the following:

Each insured person shall be given written notice of this conversion privilege and its duration within 15 days after the date of termination of the group contract or policy. If this notice is given more than 15 days after the date of termination, the time allowed for the exercise of the privilege of conversion shall be extended for a period of 15 days following the date of the written notice. Such notice shall be mailed by Prudential to the insured person at the last address furnished to Prudential by the policyholder.

NH	Definitions	The following was deleted from the Domestic Partner Definition: Or party to a civil union.
NH	When Insurance Ends
The When Insurance Ends section was modified with the following:

Continued Insurance During Absence from Work Because of Strike, Lockout or Other Labor Dispute:

These provisions apply only to your insurance under the Variable Universal Life Coverage of the Group Contract. They apply when your insurance under the Coverage would otherwise end on any date because of your absence from work as a result of a strike, lockout or other labor dispute. Your insurance under the Coverage will not end on that date. It will be continued during such absence from work from the date it would have ended until the first of these occurs: (1) The end of the six month period immediately following the first day of your absence from work. (2) The date you become actively engaged in work on a full-time basis for any employer. (3) The first day you fail to pay, when due, any contribution required by the Contract Holder for the continued insurance. This will not be more than the premium due to Prudential for it. (4) The part of the Group Contract providing the insurance ends. (5) The day you make use of any right in the Group Contract for getting an individual life insurance contract. No amendment to the Group Contract will affect your insurance under the Coverage while it is continued during the period provided above.

NH	Incapacitated Dependents
The following was added to the Continued Coverage for Incapacitated Dependents section:

The age limit will not cause dependent child coverage to end if the child is mentally or physically incapable of earning a living and Prudential received proof within <31-60> days; and the child is otherwise a qualified dependent.

NJ	Certificate of Coverage
The Right to Examine this Certificate section was modified with the following:

Right to Examine this Certificate: You may return this Certificate to Prudential, for any reason, within <30 – 60> days after you receive it. If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your contributions.

NJ	Dependents Life, AD&D
The Qualified Dependents - Spouse section was modified with the following:

Your Spouse means your lawful Spouse or Civil Union Partner.

Your Civil Union Partner is a person with whom you have established a civil union relationship which is valid under the laws of the jurisdiction in which the civil union relationship was created. In addition, government-sanctioned same-sex relationships validly established under the laws of other states and foreign nations that provide substantially all of the rights and benefits of marriage are recognized as civil unions.

NJ	Dependent Life, AD&D
The Qualified Dependents - Child Definition section was modified with the following:

For Dependents Term Life Coverage, your unmarried or unpartnered Children <live birth – 6 months> to <18 – 29> years old.

For accident Coverage, your unmarried or unpartnered Children from live birth to <18 – 29> years old.

A-xxxvi

GLOSSARY                                                     TABLE OF CONTENTS

NJ	Employee Evidence of Insurability
The Employee Evidence of Insurability section was modified with the following:

When evidence is required: In any of these situations, you must give evidence of insurability.

This requirement will be met when Prudential decides the evidence is satisfactory.

(1) You enroll more than <30 – 120> days after you could first be covered, or more than <30 – 120> days after a Life Event.
(2) You enroll after any of your insurance under the Group Contract ends because Prudential did not receive from the Contract Holder a contribution you are required to pay.
(3) You apply to reinstate your Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage.
(4) You have not met a previous evidence requirement to become insured under any Prudential group contract covering Employees of the Employer.
(5) You enroll for a face amount of insurance that is over the Non-medical Limit on Face Amount of Insurance as described in the Schedule of Benefits in this Certificate.

NJ	Dependents Life	The Dependents Evidence of Insurability section was modified with the following:

You enroll for Dependents Insurance after any of your insurance under the Group Contract ends because Prudential did not receive from the Contract Holder a required contribution you are required to pay. The evidence requirement will apply to each Qualified Dependent you have when you enroll.
NJ	Death Benefit
The Death Benefit Section was modified with the following: If [a person] dies:

(a) while a Covered Person under this Coverage; or (b) while protected under the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability Section of this Coverage; or (c) during the conversion period after all or part of [the person’s] Insurance under this Coverage ends or is reduced, as described in Section [M] of this Coverage;
a death benefit is payable when Prudential receives written proof of death.

NJ	Loans
The Loans section was modified with the following:

Loans are subject to these terms:

(1) The Covered Person's Insurance must be in force and not in default.
(2) The Covered Person's Certificate Debt must not be more than the Loan Value.
(3) The amount borrowed from the Covered Person's Certificate Fund at any one time must be at least [<$100 - $500>]. equal to or less than the loan value.
(4) The amount borrowed will be taken from the Covered Person's Certificate Fund on a pro-rata basis, unless you select specific accounts.

NJ	Loans
The Loans - Interest Charge section was modified with the following:

Interest Charge: Interest charged on a loan balance will be charged daily at an a yearly rate determined not to exceed [<0% - 2%>] plus the rate that interest is credited to the fund. In no event will the interest charged be greater than 8%. The rate of interest credited to a person’s fund is not less than [<1% - 3%>] per year by Prudential

Interest payments on any loan is due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first.

If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31] days before the interest on the loan becomes due.

The loan interest rate is the annual rate Prudential sets from time to time. The rate will never be greater than that permitted by law. It will change [only on a Contract Anniversary.] Before the start of each Contract Year, Prudential will determine the loan interest rate to be charged for that year.

NJ	Disability S Extension - Proof of Disability Submission Period
The following was deleted from the Disability S Extension - Proof of Disability Submission Period:

If you or your dependent Spouse or Domestic Partner dies within one year after your Total Disability started and before you give Prudential proof of Total Disability, written notice of your or your dependent's death must be given to Prudential within one year after death. The following was added to this section: But your extension will not end solely because the Group Contract ends.

A-xxxvii

GLOSSARY                                                     TABLE OF CONTENTS

NJ	Disability S Extension - Effect of Conversion
The Effect of Conversion section was modified with the following:

Effect of Conversion: If an individual contract is issued under Section M because all of [a person’s] Face Amount of Insurance under the Variable Universal Life Coverage ends, that individual contract will be in place of all rights under this Section K.

NJ	Conversion
The Conversion Triggers section was modified to the following:

If all or part of [a person's] Face Amount of Insurance under the Variable Universal Life Coverage ends for [one of the reasons] stated below, [the person] may convert to an individual life insurance contract. Evidence of insurability is not required. The reason’s are:

(1) Your employment ends, you transfer out of a Covered Class, or your amount of insurance is reduced by reason of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class; (2) With respect to a dependent, that dependent is no longer a Qualified Dependent; (3)] All Face Amount of Insurance that applies to [the person] under the Group Contract for the Employee's class ends by amendment or otherwise. [But, on the date it ends the person must have been insured for five years for that insurance (or for that insurance and any other group contract replaced by that insurance).

NJ	Conversion
The Conversion of Reduced Amounts section was modified to the following:

Availability: [A person] must apply for the individual contract and pay the first premium by [the later of: (1) the thirty-first day after the person's Face Amount of Insurance ends or is reduced; and (2) the fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends or is reduced.

NJ	Conversion
The Conversion Availability Period section was modified to the following:

Availability: [A person] must apply for the individual contract and pay the first premium by [the later of:
(1) the thirty-first day after the person's Face Amount of Insurance ends or is reduced; and (2) the fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends or is reduced.

NJ	Conversion
The following was added to the Conversion - Amount of Individual Contract section:

If your Face Amount of Insurance under this Coverage is reduced by reason of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class, not more than the amount of the reduction, reduced by the sum of: (a) the amount of your fund needed to cancel any loan due; and (b) the amount of your paid-up insurance.

A-xxxviii

GLOSSARY                                                     TABLE OF CONTENTS

NJ	Payment of Death Claim
The Payment of Death Claim section was modified to the following:

Payment of Death Claim:

(1) If Prudential determines that all or part of a claim is payable, Prudential will pay that benefit within 60 days after Prudential receives written proof of death.
(2) If Prudential determines that all or part of a claim is not payable, Prudential will send written notice of the denial to the claimant within 45 days after Prudential receives written proof of death. The notice will state the reason the claim is being denied. But the notice will not state the reason the claim is being denied if Prudential reasonably believes that the claim constitutes probable cause for fraud.
(3) If Prudential needs more information to determine if all or part of a claim is payable, Prudential will send written notice to the claimant within 45 days after Prudential receives written proof of death. The notice will state the reason the claim is being investigated. But the notice will not state the reason the claim is being investigated if Prudential reasonably believes that the claim constitutes probable cause for fraud. Prudential will then either pay the benefit or deny the claim within 90 days after Prudential receives the additional information.
(4) Any part of a payable claim that is not paid to the claimant within the above time limits is an Overdue Payment. Prudential will pay interest on an Overdue Payment beginning on the date the payment becomes overdue and ending on the date payment is made to the claimant. [The annual interest rate will be the average rate of return of the State of New Jersey Cash Management Fund for the preceding fiscal year, rounded to the nearest one-half percent.]
(5) If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate. After 60 days, it will pay interest on that portion at the greater of (i) the current Fixed Account rate; and (ii) [the average rate of return of the State of New Jersey Cash Management Fund for the preceding fiscal year, rounded to the nearest one-half.

NJ	Accelerated Benefit Option
The following was added to the Accelerated Benefit Options section:

To exercise this option, you should use a claim form and follow the instructions on the form. If you do not have a claim form, contact [your Employer or Prudential].

NJ	Accelerated Benefit Option	The following was added to the Accelerated Benefit Options - Effect on Contributions section: Cancellation: You may cancel this option at any time. If you wish to do so, contact [your Employer].
NJ	AD&D
The Accidental Death and Dismemberment section was modified to the following:

Benefits for accidental Loss are payable only if all of these conditions are met:

(1) [The person] sustain[s] an accidental bodily Injury while a Covered Person. (2) The Loss results directly from that Injury and from no other cause. (3) [The person] suffer[s] the Loss within [<90 – 365> days] after the accident. [But, if the Loss is due to: (a) Quadriplegia, Triplegia, Paraplegia, Hemiplegia, or Uniplegia, the person suffers the Loss within <90-365> days after the accident. (b) Coma, that Loss: (i) begins within <90 – 365> days after the accident; and (ii) continues for <one-twelve> consecutive months; and (iii) is total, continuous and permanent at the end of that <one-twelve> month period. Any benefit for a Loss due to Coma will not begin until the end of the <one-twelve>-month period in (iii) above.
Benefits, which would be otherwise payable under the Coverage, will be paid even if the Group Contract ends or the person ceases to be a Covered Person.

NJ	AD&D
The Accidental Death and Dismemberment Intoxication Exclusion was modified to the following:

Being under the influence of alcohol, or alcohol intoxication, as defined by the laws of the jurisdiction in which the Loss occurred. Conviction is not required for a determination of being intoxicated.

NJ	AD&D
The Accidental Death and Dismemberment Drug Exclusion section was modified to the following:

Being under the influence or taking any narcotic unless prescribed by and administered in accordance with the advice of the Covered Person's Doctor.

A-xxxix

GLOSSARY                                                     TABLE OF CONTENTS

NJ	AD&D
The following was added to the Payment of Benefits section:

Payment of benefits under the Coverage will not be affected if:

(1) the person’s Coverage ends; and
(2) the person was a Covered Person when the accidental bodily Injury that resulted in the Loss occurred.

Proof of loss for which claim is made may be furnished after the person’s Coverage ends, but it must be given within the time period described under the Claim Rules.

NJ	Dependents Life
The Conversion Triggers section was modified with the following:

All Dependents Term Life Coverage of the Group Contract for your class ends by amendment or otherwise.

This (2) does not apply if, on the date it ends, you have been insured with respect to [the dependent Child] for [five] years for that insurance (or for a combination of that insurance and any term life insurance under any group contract replaced by that insurance).

NJ	Dependents Life
The Death Benefit Payment Rules were modified to the following:

The following claim rules apply to insurance payable on account of a dependent’s death:

(1) If Prudential determines that all or part of a claim is payable, Prudential will pay that benefit within 60 days after Prudential receives written proof of death.
(2) If Prudential determines that all or part of a claim is not payable, Prudential will send written notice of the denial to the claimant within 45 days after Prudential receives written proof of death. The notice will state the reason the claim is being denied. But the notice will not state the reason the claim is being denied if Prudential reasonably believes that the claim constitutes probable cause for fraud.
(3) If Prudential needs more information to determine if all or part of a claim is payable, Prudential will send written notice to the claimant within 45 days after Prudential receives written proof of death. The notice will state the reason the claim is being investigated. But the notice will not state the reason the claim is being investigated if Prudential reasonably believes that the claim constitutes probable cause for fraud. Prudential will then either pay the benefit or deny the claim within 90 days after Prudential receives the additional information.
(4) Any part of a payable claim that is not paid to the claimant within the above time limits is an Overdue Payment. Prudential will pay interest on an Overdue Payment beginning on the date the payment becomes overdue and ending on the date payment is made to the claimant. The annual interest rate will be the average rate of return of the State of New Jersey Cash Management Fund for the preceding fiscal year, rounded to the nearest one-half percent.]

NJ	Incontestability
The Incontestability Section was modified with the following:

If it relates to [a person's] insurability:

(a) it will not be used to contest the validity of the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime; or, if later, two years during [the person's] lifetime from the date [the person's] insurance was reinstated. as described in the statements made when the Universal Life Coverage was requested to be reinstated.

NJ	Death Benefit	The Physical Exam and Autopsy language was deleted from the Death Benefit section.
NJ	Legal Action	The Legal Action section was deleted.
NJ	Definitions
The following was added to the Definitions section:

Civil Union Partner: A person with whom you have established a civil union relationship which is valid under the laws of the jurisdiction in which the civil union relationship was created. In addition, government-sanctioned same-sex relationships validly established under the laws of other states and foreign nations that provide substantially all of the rights and benefits of marriage are recognized as civil unions.

NJ	AD&D
The following was added to the Claim Rules section:

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 20 days after the date of the loss. But failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible. Prudential will pay benefits within 60 days after receiving satisfactory proof of loss.

A-xl

GLOSSARY                                                     TABLE OF CONTENTS

NJ	AD&D
The following were added to the When Benefits are Paid section:

PHYSICAL EXAM [AND AUTOPSY]

Prudential, at its own expense, has the right to examine the person whose loss is the basis of claim. Prudential may do this when and as often as is reasonable while the claim is pending. [Prudential also has the right to arrange for an autopsy in case of accidental death, if it is not forbidden by law.

LEGAL ACTION

No action at law or in equity shall be brought to recover on the Group Contract until 60 days after the written proof described above is furnished. No such action shall be brought more than [<three-six>] years after the end of the time within which proof of loss is required.

NJ	When Insurance Ends
The When Insurance Ends section was modified with the following:

The last day of the month in which you Prudential fails to receive from the Contract Holder, when due, any contribution that you are required to pay to keep the person's insurance in force. If the person's insurance is in default, you fail to pay the monthly contribution required to provide the person's Variable Universal Life Coverage during the grace period. But failure to pay for Dependents Insurance will not cause your Employee Insurance to end.

NM	Dependents Life
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage has been modified to the following:

For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <25 – 29> years old.

For accident Coverage, your unmarried Children from live birth to <25 – 29> years old.
Your Child(ren) include your:

(1) Biologic child(ren); (2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption and is treated as though the child was your newborn child; (3) Foster children; (4) Domestic Partner’s children; and (5) Child(ren) for whom you, your Spouse or your Domestic Partner have been appointed the legal guardian. A Child who is your, your Spouse’s or your Domestic Partner’s ward under a legal guardianship will be considered a Qualified Dependent from the effective date of court order granting the legal guardianship and is treated as though the Child was your newborn Child.

A-xli

GLOSSARY                                                     TABLE OF CONTENTS

NM	Dependents Life
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage has been modified to the following:

Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage and Variable Universal Life Coverage, the Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage and the Additional Provisions for Accidental Death and Dismemberment Coverage]:

These are the persons for whom you may obtain Dependents Insurance:
A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance.

Your Spouse means your lawful Spouse.

Your Domestic Partner is a person of the same or opposite sex who:

(1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or
(2) Is a person of the same or opposite sex who satisfies all of the following:
(a) is age 18 or older; and
(b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and
(c) is mentally competent to consent to contract; and
(d) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership or civil union with another person; and
(e) is not otherwise a Qualified Dependent under the Program; and
(f) is in a single dedicated, serious and committed relationship with you; and
(g) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and
(h) is financially interdependent with you. Where requested by Prudential, you and/or your Domestic Partner certify that all of the above requirements are satisfied. Such certification shall be in a format satisfactory to Prudential.
Either a Spouse or a Domestic Partner may be a Qualified Dependent under the Program at any one time, but not both at the same time.]
For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <25 – 29> years old.
For accident Coverage, your unmarried Children from live birth to <25 – 29> years old.

NM	Dependent Life
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage has been modified to the following:

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following:

(1) Your Child is incapable of self-sustaining employment because of a mental or physical Injury or Illness.
(2) Your Child is so incapacitated before the Child reaches age <25 – 29>. You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <1 – 60> days of:
(1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or
(2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child. Periodically, Prudential may request that you provide proof that your Child continues to satisfy the above conditions. Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.

A-xlii

GLOSSARY                                                     TABLE OF CONTENTS

NM	Incontestability
The Incontestability Provision of Insurance provision has been modified to the following:

INCONTESTABILITY OF INSURANCE

This limits Prudential's use of your statements in contesting an amount of insurance under the Variable Universal Life Coverage 5[and any of the additional provisions that may be a part of the Variable Universal Life Coverage] for which you are insured. These are statements made to persuade Prudential to accept you for insurance. These statements will be considered representations and not warranties. These rules apply to each statement:

(1) It will not be used in the contest unless: (a) It is in a written 6[instrument] signed by you; and (b) A copy of that 6[instrument] is or has been furnished to you or, in the event of your death or incapacity, to your Beneficiary or personal representative. (2) If it relates to [a person's] insurability: (a) it will not be used to contest the validity of the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime; or, if later, two years during [the person's] lifetime from the date [the person's] insurance was reinstated. (b) with respect to an increase in [that person's] face amount of insurance, it will not be used to contest the validity of the increase in the insurance which has been in force, before the contest, for at least two years during [the person's] lifetime.

A-xliii

GLOSSARY                                                     TABLE OF CONTENTS

NM	AD&D
The Proof of Loss provision has been modified to the following:

CLAIM RULES
These rules apply to payment of benefits under Additional Provisions for Accidental Death and Dismemberment Coverage.

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 20 days after the date of the loss. But failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible.

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a death certificate,] for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss. A claim form will be furnished for submitting proof of loss

But, if you are not given a claim form within 15 working days after providing notice of claim, you must still submit the proof of loss. 2[But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.

A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, it may not be reasonably possible to do so. In that case, the claim will still be considered valid if the proof is furnished as soon as reasonably possible. When Benefits are Paid: Benefits are paid when Prudential receives written proof of the loss [including any requested documentation, such as a death certificate]. [But, if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.

To Whom Payable: Benefits are payable to you [with these exceptions:
(1) Benefits for Tuition reimbursement for your surviving Spouse or Domestic Partner payable on account of your Loss of life will be paid to: (a) your Spouse or Domestic Partner, if living; or (b) your Spouse’s or Domestic Partner’s estate, if your Spouse or Domestic Partner is not living at the time a benefit is paid. (2) Benefits for Tuition reimbursement for your child or child care expenses payable on account of your Loss of life will be paid to the person or institution appearing to Prudential to have assumed the main support of your Qualified Dependent children. (3) Benefits for common accident will be paid to the person or institution appearing to Prudential to have assumed the main support of your Qualified Dependent children. (4) Benefits for monthly medical premium for your surviving Spouse, Domestic Partner or Qualified Dependent children will be paid to: (a) your Spouse or Domestic Partner, if living; or (b) the person or institution appearing to have assumed the main support of your Qualified Dependent children. (5) Benefits for any other of your Losses that are unpaid at your death or become payable on account of your death will be paid to your Beneficiary or Beneficiaries. (See Beneficiary Rules.) If you and a Beneficiary die in the same event and it cannot be determined who died first, benefits will be payable as if that Beneficiary died before you. (6) If you are not living, benefits for a dependent’s Losses are payable to your Spouse or Domestic Partner if your Spouse or Domestic Partner is living. (7) If neither you nor your Spouse or Domestic Partner is living, then benefits for a Spouse’s or Domestic Partner’s Losses will be paid to your Spouse’s or Domestic Partner’s estate. (8) If neither you nor your Spouse or Domestic Partner is living, then benefits for a Qualified Dependent Child’s Losses will be paid to the child who suffered the Loss. If that Qualified Dependent Child is not living, the benefits will be paid to the Child’s estate.

A-xliv

GLOSSARY                                                     TABLE OF CONTENTS

NM	Incontestability
The INCONTESTABILITY OF INSURANCE TO WHICH THE CLAIM RULES APPLY provision has been modified to the following:

Any statements made by the Contract Holder or by a Covered Person, in the absence of fraud, are representations and not warranties. Only written statements signed by the Contract Holder or a Covered Person will be used in defense of a claim. A copy of any written statement, if applicable will be furnished to the Contract Holder or the Covered Person or his or her personal representative, if any, if such written statement will be used in defense of a claim.
This limits Prudential's use of your statements in contesting an amount of that insurance for which you are insured. These are statements made to persuade Prudential to effect an amount of that insurance.

They will be considered to be made to the best of your knowledge and belief. These rules apply to each statement:

(1) It will not be used in a contest to avoid or reduce that amount of insurance unless:
(a) It is in a written [instrument] signed by you; and
(b) A copy of that [instrument] is or has been furnished to you.
(2) It will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years during your lifetime.

OH	Accelerated Benefits Option
The ABO Options Provision has been modified to the following:

If [the person] become[s] Terminally Ill while insured under the Variable Universal Life Coverage [or while death benefit protection is being extended under the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage], you may elect to have the Accelerated Life Insurance Proceeds placed under this option. During [the person’s] lifetime, you may elect to have Accelerated Life Insurance Proceeds placed under this option provided the total Proceeds placed under this option due to Terminal Illness does not exceed [<25% - 100%>] of the amount in force on [the person’s] life on the date Prudential approves the request for Accelerated Life Insurance Proceeds due to Terminal Illness 2[but not more than <$5,000 to unlimited>]. That election is subject to the conditions set forth below.

To exercise this option, you should use a claim form and follow the instructions on the form. A claim form will be furnished to you. But, if you are not given a claim form within 15 calendar days of your request to exercise this option, send Prudential proof that you are Terminally Ill without waiting for the form.

If the [person] develops a Chronic Illness while insured under the Variable Universal Life Coverage or while death benefit protection is being extended under the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage, you may elect to have the Accelerated Life Insurance Proceeds placed under this option.

During the [person’s] lifetime, you may elect to have Accelerated Life Insurance Proceeds placed under this option provided the total Proceeds placed under this option due to Chronic Illness does not exceed <5% - 100%> of the amount in force on the [person’s] life on the date Prudential approves the request for Accelerated Life Insurance Proceeds due to Chronic Illness but not more than <$5,000 to unlimited>. That election is subject to the conditions set forth below.

To exercise this option, you should use a claim form and follow the instructions on the form. A claim form will be furnished to you. But, if you are not given a claim form within 15 calendar days of your request to exercise this option, send Prudential proof that you are Chronically Ill without waiting for the form.

A-xlv

GLOSSARY                                                     TABLE OF CONTENTS

OH	Accelerated Benefit Option
The Payment of Accelerated Life Insurance Proceeds has been modified to the following:

If you elect this option, Prudential will pay the Accelerated Life Insurance Proceeds you place under this option in one sum to you when Prudential approves your claim for Accelerated Life Insurance Proceeds.
If you do not want the Accelerated Life Insurance Proceeds in one sum, you may elect to have them paid in <6 to 24> equal monthly installments. The first monthly payment will be due the first of the month following the month in which Prudential approves your claim for Accelerated Life Insurance Proceeds. The other payments will be processed on the first day of each subsequent month.

When Prudential pays an accelerated death benefit under this option, Prudential will send you a statement that shows the effect of the payment on the amount of your [Employee] Term Life Insurance and on your contribution, if any, for your [Employee] Term Life Insurance.

Amount Due But Unpaid at the [person’s] Death: If you elect monthly installments and the [person] dies before all payments have been made, Prudential will pay the Beneficiary or Beneficiaries determined under the Beneficiary Rules in one sum. That sum will be the total of the payments that remain.

OK	Dependents Life, AD&D
The Qualified Dependents for the Additional Provisions for Dependents Term Life Coverage and Variable Universal Life Coverage has been modified to the following:

These are the persons for whom you may obtain Dependents Insurance:

A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance.

Your Spouse means your lawful Spouse.

Your Domestic Partner is a person of the same or opposite sex who:

(1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or
(2) Is a person of the same or opposite sex who satisfies all of the following:
(a) is age 18 or older; and
(b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and
(c) is mentally competent to consent to contract; and
(dc) is not married to another person under statutory or common law anyone nor in a domestic partnership, registered domestic partnership or civil union with another person; and is not otherwise a Qualified Dependent under the Program; and is in a single dedicated, serious and committed relationship with you; and has shared a single permanent residence with you for at least <3 – 24> consecutive months; and is financially interdependent with you.

A-xlvi

GLOSSARY                                                     TABLE OF CONTENTS

OK	Dependents Life
The Losses Not Covered Provision has been modified to the following:

A Loss is not covered if it results from any of these:

(1) Suicide or attempted suicide, while sane or insane.]
(2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries. (3) Sickness, whether the Loss results directly or indirectly from the Sickness. (4) Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment. (5) Any bacterial or viral infection. But this does not include: (a) a pyogenic infection resulting from an accidental cut or wound; or (b) a bacterial infection resulting from accidental ingestion of a contaminated substance. (6) Taking part in any riot or insurrection. (7) War, or any act of war. War means, declared or undeclared, while serving in the military or an auxiliary unit attached to a military unit or working in an area of war, and includes resistance to armed aggression. whether voluntarily or as required by the Employ

Terrorism is not considered an act of war.

Terrorism means the deliberate use of violence or the threat of violence against civilians to create an emotional response through the suffering of victims or to achieve military, political, religious or social objectives.
(8) An accident that occurs while the person is serving on full-time active duty for more than <30-365> days in any armed forces. But this does not include Reserve or National Guard active duty for training.
(9) Travel or flight in any vehicle used for aerial navigation if:
(a) the person is riding as a passenger in any aircraft not intended or licensed for the transportation of passengers;
(b) the person is performing as a pilot or a crew member of any aircraft; or
(c) the person is riding as a passenger in an aircraft owned, operated, controlled or leased by or on behalf of the Contract Holder or any of its subsidiaries or affiliates. This includes getting in, out, on or off any such vehicle.
(10) Commission of or attempt to commit an assault or a felony.
(11) Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person:
(a) was operating a motor vehicle; and
(b) was convicted of an alcohol related offense.
(12) Being under the influence of or taking any non-prescription drug, medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor. (13) Participation in these hazardous sports: scuba diving; bungee jumping; base jumping; skydiving; ziplining; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning. (14) Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer).

A-xlvii

GLOSSARY                                                     TABLE OF CONTENTS

OR	Loans
The Loans provision has been modified to the following:
You may make a request to borrow from a Covered Person's Certificate Fund.

Loan Requirements: Loans are subject to these terms:
(1) The Covered Person's Insurance must be in force and not in default.
(2) The Covered Person's Certificate Debt must not be more than the Loan Value.
(3) The amount borrowed from the Covered Person's Certificate Fund at any one time must be at least [<$100 - $500>].
(4) The amount borrowed will be taken from the Covered Person's Certificate Fund on a pro-rata basis, unless you select specific accounts. If there is already Certificate Debt when you take out the loan, the new amount borrowed will be added to that debt.

Maximum Loan Value: The maximum Loan Value (before any applicable charge) is determined by multiplying the Certificate Fund by [<75% - 100%>] and subtracting any existing loan with accrued interest, any outstanding charges and the amount needed to make [the next monthly deductions] from the Certificate Fund.

Interest Charge: Interest charged on any loan will accrue daily at an annual rate determined each year by Prudential. Interest payments on any loan are due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first. If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31] days before the interest on the loan becomes due. The loan interest rate is the annual rate Prudential sets from time to time. The rate will never be greater than that permitted by law. It will change [only on a Contract Anniversary.] Before the start of each Contract Year, Prudential will determine the loan interest rate to be charged for that year.

When you take out a loan, Prudential will tell you the initial interest rate for the loan. Prudential will notify you if the rate is to be changed.

Effect of a Loan: A Loan Account that is part of a Covered Person's Certificate Fund will be set up when you take out a loan. The amount of the loan taken will be credited to the Covered Person's Loan Account.

Prudential will credit interest to the Covered Person's Loan Account at the loan interest rate for the Contract Year, less [2%]. On each Contract Anniversary, if there is a loan outstanding, interest credited to the Loan Account will be allocated to the variable investment options and the Fixed Account based on your then current Net Contribution allocations for the Covered Person.

Repayment: You may pay back all or part of any Certificate Debt at any time. If you choose to make repayment by partial withdrawal from the Covered Person's Certificate Fund, the provisions of Section I. of the Coverage will apply. Repayment will be allocated among the Covered Person's Fixed Account and the variable investment options, based on your then current Net Contribution allocations [, unless you select specific accounts]. While a loan is outstanding, any payment should be designated as a contribution or a loan repayment. If that designation is not made, it will be treated as a loan repayment. Should a death benefit become payable while a loan is outstanding or should the Covered Person's Insurance be surrendered while a loan is outstanding, or should the Covered Person's Insurance lapse, any proceeds otherwise payable will be reduced to reflect the amount of the loan and any accrued interest. Excess Certificate Debt: If Certificate Debt ever becomes equal to or more than the Certificate Fund value minus an amount equal to that needed to make [the next month's deductions], the Insurance is in default. Prudential will send you a notice at your last known address stating the minimum contribution that, if paid to Prudential, will keep this coverage from ending. The Covered Person's Insurance under this Coverage will end at the end of the grace period described in Section B. if the minimum contribution is not made.

Delayed Loans: Prudential usually makes a loan within seven days of the date it receives your request. If you pay back all or part of your Certificate Debt by check or Automatic Clearing House (ACH) transfer, we will process your repayment but the proceeds will not be available for a new loan for up to 10 calendar days to allow the check or ACH transfer to clear. Prudential has the right to defer making the portion of the loan that is to come from the Covered Person's variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. If Prudential defers making a loan for more than 30 days, it will pay interest on that portion at the Fixed Account rate. But payment of a loan from the Fixed Account will not be deferred if the loan proceeds are being used to pay the premium on any policy issued by Prudential. Prudential reserves the right to withdraw from the Covered Person's Certificate Fund a transaction charge of up to $20.00 with respect to each loan made.

A-xlviii

GLOSSARY                                                     TABLE OF CONTENTS

OR	Disability S Extension - Limit on Extension
The Dis-S Extension provision has been modified to the following:

If you become Totally Disabled while you are insured for Face Amount of Insurance under the Variable Universal Life Coverage [and are not retired], the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, will be extended while you are Totally Disabled and the monthly Charge for Cost of Insurance is paid. From the date Prudential first receives written proof as described below, the monthly Charge for Cost of Insurance will be waived while the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, is being extended.

A person will be considered retired upon the first of the following events:

• The first of the month in which the person is first eligible to receive Social Security or pension benefits;
• The first of the month in which the person begins receiving Social Security Disability Benefits; or • The first of the month in which the person attains his or her Normal Social Security Retirement Age.] Total Disability: You are "Totally Disabled" when:

(1) You are not working at any job for wage or profit; and
(2) Due to Sickness, Injury or both, you are not able to perform for wage or profit, the material and substantial duties of any job for which you are reasonably fitted by your education, training or experience.

[If you are age <55 – 100> or more when your Total Disability starts, the extension ends one year after your Total Disability started.]

If you are less than age <55 – 100> when your Total Disability starts, the extension ends <one year – twenty-seven months> after your Total Disability started, unless, within <that year – those twenty-seven months>, you give Prudential written proof that:

(1) You became Totally Disabled while you were insured for Face Amount of Insurance under the Variable Universal Life Coverage and are not retired; and
(2) You were less than age <55-100> when your Total Disability started; and
(3) You are still Totally Disabled; and (4) Your Total Disability has continued for at least <three – twenty-four> months.

Prudential will then further extend the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, for successive one year periods. The first of these periods will start on the date Prudential receives this proof. After that first period, you must give written proof when and as required by Prudential once each year that your Total Disability continues.

While the Variable Universal Life Coverage is being extended, any loan balance will still apply and interest on any loan balance will still be charged as described in the Loans section.

If you or your dependent dies while the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, is being extended, the death benefit will include the amount of that extension when Prudential receives written proof that:

(1) Your Total Disability continued until [that person's] death; and
(2) All of the above conditions have been met. [But, all or part of the death benefit is not payable if it is excluded under Section N.]

If you or your dependent Spouse or Domestic Partner dies within one year after your Total Disability started and before you give Prudential proof of Total Disability, written notice of your or your dependent's death must be given to Prudential within one year after the death.

A-xlix

GLOSSARY                                                     TABLE OF CONTENTS

OR	Continued (Disability S Extension - Limit on Extension)
This extension ends if and when:

 (1) You Total Disability ends; or [(2) You became Totally Disabled while age <55-100> or more and that protection has been extended for <one to ten years>; or (3) Your became Totally Disabled while less than age <55-100> and that protection has been extended for <one to ten years>; or (4) You became Totally Disabled while less than age <55-100> and reach age <55-100>; or (5) You became Totally Disabled while less than age <55-100> and reach your normal retirement age (your retirement age under the Social Security Act where retirement age depends on your date of birth); or (6) You fail to furnish any required proof that your Total Disability continues; or (7) You fail to submit to a medical exam by Doctors named by Prudential when and as often as Prudential requires. After two full years of this protection, Prudential will not require an exam more than once a year.]

But your extension will not end solely because the Group Contract ends.
 If this extension ends after you have given the first proof of continued Total Disability, the same rights and benefits under Sections A and M apply as if it was Face Amount of Insurance under the Variable Universal Life Coverage which ended at this time. But this does not apply if you become insured again for the Face Amount of Insurance within 31 days after this extension ends.
 The amount of [a person's] Face Amount of Insurance that may be extended is the amount of [the person's] Face Amount of Insurance on the day Total Disability began, subject to the provisions of the Schedule of Benefits. But the amount is reduced by any amount payable under any Prudential group life insurance that replaces the Variable Universal Life Coverage for a class of Employees.
 Effect of Conversion: An individual contract issued under Section M will be in place of all rights under this Section K.]

A-l

GLOSSARY                                                     TABLE OF CONTENTS

OR	Accelerated Benefit Option
The Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage provision has been modified to the following:

[FOR YOU AND YOUR DEPENDENT SPOUSE OR DOMESTIC PARTNER]

These provisions change the Variable Universal Life Coverage (called Coverage below) to provide an option to accelerate payment of portions of [your or your dependent Spouse's or Domestic Partner’s] insurance.

You should know that election of this option may affect other benefits or entitlements for which a person may be eligible. It may also affect a person's income tax liability. Read these notes carefully:
(1) If you elect this option, the amount of Variable Universal Life Coverage for the person is reduced by the Accelerated Life Insurance Proceeds 2[and the Accelerated Payment Fee] described below.
(2) Any payment made under this option may be taxable. You are advised to seek the help of a professional tax advisor for assistance with any questions that you may have. (3) If you elect this option, eligibility for Medicaid or other government programs may be affected. You are advised to seek the help of a professional legal advisor for assistance with any questions that you may have.

Definitions:

Certificate Fund Amount means the amount of [a person's] Certificate Fund under the Coverage on the day Prudential receives proof that [the person is] Terminally Ill [or Chronically Ill].

[Chronically Ill means having:
(1) A Severe Cognitive Impairment that requires Substantial Supervision as certified by a Doctor; or (2) A physical disease or condition that makes a person incapable of performing at least <1 - 3> Activities of Daily Living for at least <30-365> calendar days.

Activities of Daily Living or ADLs:

An Activity of Daily Living (ADL) refers to one of the following:

(1) Eating – feeding oneself by getting food in the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously.
(2) Bathing – washing oneself by sponge bath or in either a tub or shower, including the act of getting into or out of a tub or shower.
(3) Continence – the ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag).
(4) Dressing – putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs.
(5) Toileting – getting to and from the toilet, getting on or off the toilet, and performing associated personal hygiene.
(6) Transferring – the ability to move into or out of bed, a chair or wheelchair. Substantial Supervision: Substantial Supervision means that a person requires continual supervision to protect themselves and/or others. Severe Cognitive Impairment: Severe Cognitive Impairment means a person has a deterioration in or loss of intellectual capacity due to Sickness or Injury that requires Substantial Supervision to protect themselves and/or others.

Face Amount means [a person's] Face Amount of Insurance under the Coverage on the day Prudential receives proof that [the person is] Terminally Ill [or Chronically Ill].

Terminally Ill means having a life expectancy is [<6 to 24> months] as certified by a Doctor.
Accelerated Life Insurance Proceeds means the Amount of the Variable Universal Life Death Benefit placed under this option for [a person]. Accelerated Life Insurance Proceeds:

The Accelerated Life Insurance Proceeds are equal to:
• a portion of [a person's] Face Amount or Net Amount at Risk, as determined under (1) below; plus
• a portion of [a person's] Certificate Fund Amount, as determined under (2) below[; minus
• an Accelerated Payment Fee not to exceed $350200].

A-li

GLOSSARY                                                     TABLE OF CONTENTS

OR	AD&D
The Additional Provisions for Accidental Death and Dismemberment Coverage provision has been modified to the following:

Benefits for accidental Loss are payable only if all of these conditions are met:

(1) [The person] sustain[s] an accidental bodily Injury while a Covered Person.
(2) The Loss results directly from that Injury and from no other cause.
(3) [The person] suffer[s] the Loss within [<180 – 365> days] after the accident. [But, if the Loss is due to:
(a) Quadriplegia, Triplegia, Paraplegia, Hemiplegia, or Uniplegia, the person suffers the Loss within <180-365> days after the accident.
(b) Coma, that Loss: (i) begins within <180 – 365> days after the accident; and (ii) continues for <one-twelve> consecutive months; and (iii) is total, continuous and permanent at the end of that <one-twelve> month period. Any benefit for a Loss due to Coma will not begin until the end of the <one-twelve>-month period in (iii) above.

[For the purposes of the Coverage:

(1) Exposure to the Elements will be considered an accidental bodily Injury. Exposure to the Elements means exposure to severe hot or cold weather that results in actual significant physical injury including sun stroke, heat stroke and frostbite.

(2) It will be presumed that the person has suffered a Loss of life if the person’s body has not been found within one year of disappearance, stranding, sinking or wrecking of any vehicle in which the person was an occupant.]

Not all such Losses are covered. See Losses Not Covered below.

Benefit Amount Payable: The amount payable depends on the type of Loss as shown below. All benefits are subject to the Limitation Per Accident below.

Percent of [the Person’s]
Amount of Insurance
Loss of or by Reason of:
Life [<100-200>]
[Sight of Both Eyes <100-200>]
[Speech and Hearing in Both Ears <100-200>]
[Both Hands <100-200>]
[Both Feet <100-200>]
[One Hand and One Foot <100-200>]
[One Hand and Sight of One Eye <100-200>]
[One Foot and Sight of One Eye <100-200>]
[Quadriplegia <100-200>]
[Critical Burns covering <50% - 99%> or more of the body <100-200>]
[Triplegia <75-200>]
[One Arm <50-200>]
[One Leg <50-200>]
[Paraplegia <50-200>]
[Sight of One Eye <50-100>]
[Speech <50-100>]
[Hearing in Both Ears <50-100>]
[One Hand <50-100>] [One Foot <50-100>]
[Hemiplegia <50-100>]
[Critical Burns covering <25% - 75%> of the body <50-100>]
[Uniplegia <25-100>]

[Thumb and Index Finger of the Same Hand (permanent loss) <25-50>] [Four Fingers of the Same Hand (permanent loss) <25-50>] [Hearing in One Ear <25-50>] [All Toes on One Foot (permanent loss) <13-26>] [Big Toe (permanent loss) <5-25>] [Coma <1% - 5%> per month, up to <11 – 100> months]

[Limitation Per Accident: No more than the Amount of Insurance on a person at the time of the accident will be paid for all Losses resulting from Injuries sustained in that accident.]

[Optional Settlement: If an amount becomes payable under this Coverage at death, the person to whom it is payable and Prudential may then mutually agree to payment in other than one sum. This may be done only if that person is a natural person taking in that person's own right.

A-lii

GLOSSARY                                                     TABLE OF CONTENTS

OR	AD&D
The Losses Not Covered Provision has been modified to the following:

A Loss is not covered if it results from any of these: [(1) Suicide or attempted suicide, while sane or insane.]
[(2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries.
(3) Sickness, whether the Loss results directly or indirectly from the Sickness.
(4) Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment.
(5) Any bacterial or viral infection. But, this does not include:
(a) a pyogenic infection resulting from an accidental cut or wound; or
(b) a bacterial infection resulting from accidental ingestion of a contaminated substance.
(6) Taking part in any riot or insurrection.
(7) War, or any act of war. War means declared or undeclared war. Terrorism is not considered an act of war. Terrorism means the deliberate use of violence or the threat of violence against civilians to create an emotional response through the suffering of victims or to achieve military, political, religious or social objectives.
(8) An accident that occurs while the person is serving on full-time active duty for more than <30-365> days in any armed forces. But this does not include Reserve or National Guard active duty for training.
(9) Travel or flight in any vehicle used for aerial navigation if:
(a) the person is riding as a passenger in any aircraft not intended or licensed for the transportation of passengers;
(b) the person is performing as a pilot or a crew member of any aircraft; or
(c) the person is riding as a passenger in an aircraft owned, operated, controlled or leased by or on behalf of the Contract Holder or any of its subsidiaries or affiliates. This includes getting in, out, on or off any such vehicle.
(10) Commission of or attempt to commit an assault or a felony.
(11) Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person: (a) was operating a motor vehicle; and (b) was convicted of an alcohol related offense.
(12) Being under the influence of or taking any non-prescription drug, medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor.
(13) Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer).]

OR	AD&D
The Additional Benefit for Your Child's Loss has been modified to the following:

Additional Benefit for Your Child’s Loss:

This additional benefit for a Qualified Dependent Child’s Loss only applies if both of these tests are met:
(a) That Loss is not a Loss of life.
(b) That Child is insured for Dependents Insurance under the Coverage on the date of the accident that results in that Loss.

This benefit is not payable if the Child dies within <180-365> days of the accident.

OR	AD&D
The Additional Monthly Medical Premium provision reads as follows:

Additional Benefit for Monthly Medical Premium:

This additional benefit for monthly medical premium only applies if all of these tests are met:

(a) You suffer an accidental bodily Injury that results in a Loss within <30-365> days of an accident. (b) The accidental bodily Injury: (i) results in your having to take a leave of absence from your job with your Employer; or (ii) ends your employment with your Employer. (c) You choose to continue membership in your Employer’s medical plan beyond the time that it would otherwise end.

A-liii

GLOSSARY                                                     TABLE OF CONTENTS

OR	Dependents Life
The Death Benefit Payment Rules provision has been modified to the following:

The rules below apply to insurance payable on account of a dependent's death. But, if there is an assignment, these rules are modified by the following sections: Limits on Assignments; and Effect of Gift Assignment of Rights of Group Life Insurance Under Another Group Contract.

"Beneficiary" means a person chosen, in a format approved by Prudential, to receive the insurance benefits.

You have the right to choose a Beneficiary for the insurance on each dependent under this Coverage. If there is a Beneficiary for the insurance on a dependent, the insurance is payable to that Beneficiary. Any amount of insurance on the dependent for which there is no Beneficiary at the death of the dependent will be payable to you. But, if you are not living at the death of the dependent, the death benefit is payable to the dependent's estate or, at Prudential's option, to any one or more of these surviving relatives of the dependent: wife; husband; Domestic Partner; mother; father; children; brothers; sisters.

You may change the Beneficiary at any time without the consent of the present Beneficiary. The Beneficiary change form must be filed through the Contract Holder. The change will take effect on the date the form is signed. But, it will not apply to any amount paid by Prudential before it receives the form. If there is more than one Beneficiary but the Beneficiary form does not specify their shares, they will share equally. If a Beneficiary dies before you, that Beneficiary's interest will end. It will be shared equally by any remaining Beneficiaries, unless the Beneficiary form states otherwise.

If the dependent and a Beneficiary die in the same event and it cannot be determined who died first, the insurance will be payable as if that Beneficiary died before that dependent.

A-liv

GLOSSARY                                                     TABLE OF CONTENTS

OR	AD&D
The Claim Rules provision has been modified to the following: These rules apply to payment of benefits under Additional Provisions for Accidental Death and Dismemberment Coverage.

Proof of Loss: Prudential must be given written proof of the loss [including any requested documentation, such as a death certificate for which claim is made under the Coverage. This proof must cover the occurrence, character and extent of that loss. It must be furnished within [<90–365> days] after the date of the loss. [But, if any Coverage provides for periodic payment of benefits at monthly or shorter intervals, the proof of loss for each such period must be furnished within <90–365> days after its end.] A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, if it is not possible to give proof within [<90-365> days], it must be given no later than one year after the time proof is otherwise required, except in the absence of legal capacity.

When Benefits are Paid: Benefits are paid when Prudential receives written proof of the loss [including any requested documentation, such as a death certificate]. [But, if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.]

To Whom Payable: Benefits are payable to you [with these exceptions:

(1) Benefits for Tuition reimbursement for your surviving Spouse or Domestic Partner payable on account of your Loss of life will be paid to:
(a) your Spouse or Domestic Partner, if living; or
(b) your Spouse’s or Domestic Partner’s estate, if your Spouse or Domestic Partner is not living at the time a benefit is paid.
(2) Benefits for Tuition reimbursement for your child or child care expenses payable on account of your Loss of life will be paid to the person or institution appearing to Prudential to have assumed the main support of your Qualified Dependent children.
(3) Benefits for common accident will be paid to the person or institution appearing to Prudential to have assumed the main support of your Qualified Dependent children.
(4) Benefits for monthly medical premium for your surviving Spouse, Domestic Partner or Qualified Dependent children will be paid to:
(a) your Spouse or Domestic Partner, if living; or
(b) the person or institution appearing to have assumed the main support of your Qualified Dependent children.
(5) Benefits for any other of your Losses that are unpaid at your death or become payable on account of your death will be paid to your Beneficiary or Beneficiaries. (See Beneficiary Rules.) If you and a Beneficiary die in the same event and it cannot be determined who died first, benefits will be payable as if that Beneficiary died before you. (6) If you are not living, benefits for a dependent’s Losses are payable to your Spouse or Domestic Partner if your Spouse or Domestic Partner is living. (7) If neither you nor your Spouse or Domestic Partner is living, then benefits for a Spouse’s or Domestic Partner’s Losses will be paid to your Spouse’s or Domestic Partner’s estate. (8) If neither you nor your Spouse or Domestic Partner is living, then benefits for a Qualified Dependent Child’s Losses will be paid to the child who suffered the Loss. If that Qualified Dependent Child is not living, the benefits will be paid to the Child’s estate.

A-lv

GLOSSARY                                                     TABLE OF CONTENTS

PA	Notices	The following language is added as a Notice: Beneficiary for Death Benefits: See the Certificate's Beneficiary Rules.

VARIABLE UNIVERSAL LIFE COVERAGE

Right to Examine this Certificate:

You may return this Certificate to Prudential, for any reason, within [<10 – 60> days] after you receive it. If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your Contributions.

This Group Insurance Certificate describes a flexible premium variable life insurance coverage. The Death Benefit may increase or decrease daily depending on the payment of Premiums, the investment experience of the Separate Account and the level of mortality charges made. But it will not be less than the Face Amount of Insurance shown plus the amount of any additional insurance benefits, if the Covered Person's Insurance is not in default and there is no Certificate Fund debt or withdrawal.

The Certificate Fund value may increase or decrease daily depending on the payment of Premiums, the investment experience of the Separate Account and the level of mortality charges made. There is no guaranteed minimum.

Key features of your Group Insurance Certificate for Variable Universal Life Coverage Can be cashed in for its Cash Surrender Value.

[Accelerated Death Benefit option for limited life expectancy [or chronic illness], but you should consult a professional tax advisor first because the payment may be taxable] [Non-participating] [Margaret M. Foran] [Secretary] [The Certificate allows you to request an accelerated death benefit payment if the Covered Person has a terminal condition [or is chronically ill]. If an accelerated death benefit payment is made, the Face Amount of Insurance and the Certificate Fund value will be reduced. You should seek additional information from your personal tax advisor about the tax status of the accelerated death benefit payment. Details are provided in the Option to Accelerate Payment of Certain Death Benefits for a Person with a Terminal Condition [or is Chronically Ill] under Variable Universal Life Coverage section of your Certificate.

PA	Dependents Life, AD&D
In the For Dependents Insurance the language is modified as follows:

Where requested by Prudential, you and/or your Domestic Partner may be asked to provide proof that all of the above requirements are satisfied.

PA	Death Benefit	In the Death Benefit Section all language pertaining to Death Benefit Option A is removed.
A-lvi

GLOSSARY                                                     TABLE OF CONTENTS

PA	Contributions and Certificate Fund
In the Contributions and The Certificate Fund section the language is added:

Account Value: The Account Value of your Certificate Fund on the Effective Date of the Certificate is equal to the Initial Monthly Contribution less the Monthly Deduction assessed on the first day of the Contract Month. Thereafter, the account value of your Certificate Fund is the value of your variable investment options plus the value of the Fixed Account of the Certificate Fund determined as of that date.

Cash Value: The Cash Value of your Certificate Fund is equal to the amount in the variable investment options plus the amount in the Fixed Account and any loan debt determined as of that date.

Cash Surrender Value: The Cash Surrender Value of Your Certificate Fund is equal to the Certificate Fund on the date of surrender, less any Certificate Debt. Valuation of Variable Investment Options: Amounts allocated to the Variable Investment Option are converted to a number of units. The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option. Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option.

The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the unit value of the particular Variable Investment Option on the preceding Valuation Day by a net investment factor for that Variable Investment Option for the valuation period then ended. The Valuation Day is any date on which the New York Stock Exchange ("NYSE") is open for trading and the Fund is valued. The valuation period is the period of time from the close of the immediately preceding Valuation Day to the close of the current Valuation Day.

The unit value for each of the Variable Investment Options is equal to:
(a) the net asset value per share at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the valuation period then ended); divided by
(b) the net asset value per share determined as of the end of the immediately preceding valuation period; minus
(c) the daily portion of the mortality and expense risk charge assessed during the valuation period.

The unit value may be greater or less than one. Therefore, the value of a unit may increase or decrease. If the NYSE is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the SEC so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.

A-lvii

GLOSSARY                                                     TABLE OF CONTENTS

PA	Continued - Contributions and Certificate Fund
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Variable Account Value of Certificate Fund: Net premiums, transfers, withdrawals, and Monthly Deductions are all reflected in the value of the variable investment options through the purchase or sale of unit values. The net investment experience is reflected in the unit values. The value of this Certificate Fund's units in a fund of the Separate Account is equal to the unit value in that fund on the applicable Valuation Date, multiplied by the number of those units in that fund. The value of the variable investment options of the Certificate Fund on any date is the total of the values on that date of the Certificate Fund's unit values in each fund of the Separate Account.
 Fixed Account Value of Certificate: The value of the Fixed Account value of the Certificate Fund is the accumulation at interest of:

 • The net Contributions allocated to the Fixed Account of the Certificate Fund; plus • Any amounts transferred into the Fixed Account from the investment options of the Separate Account; less
• Any amounts transferred and withdrawn from the Fixed Account of the Certificate Fund; and less
• Any charges deducted from the Fixed Account of the Certificate Fund. On any day other than a Monthly Deduction date, the value of the Fixed Account equals the value of the Fixed Account on the prior date plus any net Contribution, plus interest credited, less the amount of any withdrawals. On a Monthly Deduction date, the value of the Fixed Account equals the value of the Fixed Account on the prior date, plus interest credited, less the amount of any withdrawals, and less monthly charges.

The value of the Fixed Account of this Certificate earns interest at a rate not less than the interest rate for the value of the Fixed Account shown in the Guaranteed Interest section below. Interest is earned and credited daily.

PA	Contributions and Certificate Fund
The Grace period language is modified as follows:

You will be granted a grace period equal to the greater of: (a) 61 days from the date the Insurance goes into default; or (b) 30 days from the date Prudential mails you an overdue notice of default, to make the Required Contribution to keep the Covered Person's Insurance in force. Prudential will continue to accept Contributions and make the charges it has set during the grace period. If the Covered Person dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the Covered Person's Insurance in force to the end of the month in which death occurs. If the minimum Required Contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

PA	Reinstatement
In the Reinstatement section, the following language is added:

As of the date of reinstatement, immediately prior to processing the Contribution and Monthly Deduction, the Certificate Fund is equal to zero.

PA	Loans	The Maximum Loan Value is changed from 100% to 90%.
PA	Loans
The Interest Charge language is modified as follows:

Interest Charge: Interest charged on any loan will accrue daily at an annual rate of [<2%-8%]. Interest payments on any loan are due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first. If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31] days before the interest on the loan becomes due.

Prudential may change the interest rate charged. The rate will never be greater than that permitted by law. It will change [only on a Contract Anniversary.] Before the start of each Contract Year, Prudential will determine the loan interest rate to be charged for that year.

PA	Disability S Extension - Limit on Extension
The following language is added to the When Disability Ends section:

The last day of the month in which you fail to pay, when due, any Required Contribution that is needed to keep [the person's] insurance in force.

A-lviii

GLOSSARY                                                     TABLE OF CONTENTS

PA	Disability S Extension - Effect of Conversion
The following language is added to the Extension of Coverage and Waiver Cost of Insurance section:

Notice of Claim: Prudential must be given written notice that a claim to extend the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, will be made. The notice must be given to Prudential within [<one year – twenty-seven months>] after your Total Disability started. But failure to meet that time limit will not make the claim invalid if the notice is given as soon as reasonably possible.

Proof of Loss: Prudential must be given written proof of Total Disability for which claim is made under the Coverage. A claim form will be furnished for submitting proof of Total Disability. But, if you are not given a claim form within 10 working days after providing notice of claim, you must still submit the proof of loss. This proof must cover the occurrence, character and extent of the Total Disability for which the claim is made. It must be furnished within [<one year – twenty-seven months>] after the date the Total Disability start.

A claim will not be considered valid unless the proof is furnished within these time limits. However, it may not be reasonably possible to do so. In that case, the claim will still be considered valid if the proof is furnished as soon as reasonably possible; however, in no event, except in the absence of legal capacity, may the required proof be provided later than one year after proof is otherwise required.

PA	Paid-Up Insurance
The following language is added to the Paid-Up Insurance section:

The Cash Surrender Value of a Covered Person’s Certificate Fund is equal to the Certificate Fund value, as described in Section B, on the date of surrender minus any Certificate Debt.

Any amount of a Covered Person’s Certificate Fund which exceeds the amount used to provide paid-up insurance will be returned to you in cash.

PA	Conversion
The following language is removed from the Conversion Privilege section:

The fifteenth day after the person has been given written notice of the conversion privilege. But in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends.

PA	Beneficiary
In the Payment of a Death Claim section, the following language is added:

(1) Prudential will pay interest on the benefit from 30 days after the date Prudential receives written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit.
(2) If Prudential receives written proof of death more than 180 days after the date of death and Prudential fails to pay the benefit within 30 days after Prudential receives written proof of death, interest will be paid on the benefit from the date of Prudential received written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit.

PA	Accelerated Benefit Option	The following language is added to the Accelerated Benefits section: You will not be required to pay any additional Contributions if you elect to accelerate payment of death benefits under this option.
PA	Accelerated Benefit Option	The following language is removed from the Accelerated Benefits Option section: An Accelerated Payment Fee not to exceed $350.
A-lix

GLOSSARY                                                     TABLE OF CONTENTS

PA	Accelerated Benefit Options
The following language is added to the Accelerated Benefits Option section:

To exercise this option, you should use a claim form and follow the instructions on the form. If you do not have a claim form, contact 9[your Employer]. When payment is made under this option, Prudential will send you a benefit payment notice. The notice will indicate: (1) the amount of your Accelerated Life Insurance Proceeds; and (2) the amount of [the person’s] Variable Universal Life Coverage, if any, that remains in effect. During [the person’s] lifetime, you may elect to have Accelerated Life Insurance Proceeds placed under this option provided the total Proceeds placed under this option due to a Terminal Condition does not exceed [<25% - 100%>] of the amount in force on 4[the person’s] life on the date Prudential approves the request for Accelerated Life Insurance Proceeds due to a Terminal Condition [but not more than [<$5,000 to unlimited>]]. That election is subject to the conditions set forth below.

[If [the person] develops a Chronic Illness while insured under the Variable Universal Life Coverage [or while death benefit protection is being extended under the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage,] you may elect to have the Accelerated Life Insurance Proceeds placed under this option. To exercise this option, you should use a claim form and follow the instructions on the form. If you do not have a claim form, contact [your Employer]. When payment is made under this option, Prudential will send you a benefit payment notice. The notice will indicate: (1) the amount of your Accelerated Life Insurance Proceeds; and (2) the amount of [the person’s] Variable Universal Life Coverage, if any, that remains in effect.

PA	Dependents Life
The following language is removed from the Conversion Privilege section:

The fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends.

PA	Dependents Life
The following language is added as a Notice:

The following claim rules apply to insurance payable on account of a dependent’s death:

(1) Prudential will pay interest on the benefit from 30 days after the date Prudential receives written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit. (2) If Prudential receives written proof of death more than 180 days after the date of death and Prudential fails to pay the benefit within 30 days after Prudential receives written proof of death, interest will be paid on the benefit from the date of Prudential received written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit.

PA	Incontestability
The language in the Incontestability of Insurance section is modified as follows:

This limits Prudential's use of your statements in contesting an amount of insurance under the Variable Universal Life Coverage [and any of the additional provisions that may be a part of the Variable Universal Life Coverage] for which you are insured. These are statements made to persuade Prudential to accept you for insurance. In the absence of fraud, they will be considered to be representations and not warranties.

PA	Effect of Gift Assignment
The following language is added to the Effect of Assignment section:

If you did not assign your [Employee] [or Dependents Insurance] under the Variable Universal Life Coverage [including any of the additional provisions that may be a part of the Variable Universal Life Coverage], you are the owner of this Certificate. Only the owner has the right to exercise ownership rights under the Certificate, including but not limited to naming or changing a Beneficiary, changing the Face Amount of Insurance, requesting loans and withdrawals, surrendering the Certificate [and assigning any and all ownership rights].

While the Covered Person is living, the owner of this Certificate may be changed by written request received by Prudential. The change in ownership of this Certificate will take effect on the date the request is signed.

PA	Age Adjustment
The Age Adjustment section language is modified as follows:

If an age is used to determine your Required Contributions for the Variable Universal Life Coverage [, including any of the additional provisions that may be a part of that Coverage,] and the age used is found to be in error, Prudential will adjust the amount of any death benefit payable. The death benefit will be increased or decreased to reflect the benefit the most recent cost of insurance charge would have purchased that the Required Contributions you made would have provided at the correct age.

A-lx

GLOSSARY                                                     TABLE OF CONTENTS

PA	Definitions
The following language is added to the Definitions section:

Contribution: The amount to be deposited into the Covered Person’s Certificate Fund before any Charges or Expenses have been subtracted from it. A Contribution may or may not equal the Premium. [Initial Monthly Contribution: An amount equal to the person’s Monthly Deduction or otherwise sufficient to place Variable Universal Life Coverage [including any of the additional provisions that may be a part of the Variable Universal Life Coverage,] in force.

Monthly Deduction: An amount equal to the sum of (1)[, (2)] [and (3)] below:
(1) The Charge of Cost of Insurance for the Covered Person’s Face Amount of Insurance.
[(2) The amount required to provide any of the additional provisions that may be a part of the Variable Universal Life Coverage.]
[(3)] The monthly charge for administration. The amount of this charge, if any, is shown in the Specifications Page under Monthly Administrative Charge.

Net Contribution: An amount deposited into a Covered Person’s Certificate Fund after Expense Charges have been deducted from a Contribution. Premium: An amount equal to the sum of (1) and [(2)] below:

(1) The Charge of Cost of Insurance for the Covered Person’s Face Amount of Insurance. [(2) The amount required to provide any of the additional provisions that may be a part of the Variable Universal Life Coverage.]

Required Contribution: An amount equal to the Covered Person’s Monthly Deductions or, during a Grace Period, the amount that you must be paid to Prudential to keep the Covered Person’s Insurance in force.

RI	Certificate of Coverage
The Right to Examine Certificate provision has been modified to the following:

Right to Examine this Certificate: [You may return this Certificate to Prudential, for any reason, within <30– 60> days after you receive it.] If you return it within this period, the Insurance will be void from its Effective Date, and we will refund your contributions.

RI	Contributions and Certificate Fund
The Grace Period provision has been modified to the following:

You will be granted a grace period equal to the greater of: (a) 61 days from the date the Insurance goes into default; or (b) 31 days from the date Prudential mails you an overdue notice of default, to make the minimum premium contribution required to keep the Covered Person's Insurance in force. Prudential will continue to accept contributions and make the charges it has set during the grace period. If the Covered Person dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the Covered Person's Insurance in force to the end of the month in which death occurs. If the minimum contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

A-lxi

GLOSSARY                                                     TABLE OF CONTENTS

SC	Dependent Life
The Qualified Dependents provision has been modified to the following:

These are the persons for whom you may obtain Dependents Insurance:

[A person under age <50 – 75> who is your Spouse or Domestic Partner prior to their enrollment for Dependents Insurance.

Your Spouse means your lawful Spouse.

Your Domestic Partner is a person of the same or opposite sex who:

(1) Satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence; or
(2) Is a person of the same or opposite sex who satisfies all of the following:
(a) is age 18 or older; and
(b) is not related to you by blood or a degree of closeness that would prohibit marriage in the law of the jurisdiction in which you reside; and
(c) is mentally competent to consent to contract; and
(d) is not married to another person under statutory or common law nor in a domestic partnership, registered domestic partnership or civil union with another person; and
(e) is not otherwise a Qualified Dependent under the Program; and
(f) is in a single dedicated, serious and committed relationship with you; and
(g) has shared a single permanent residence with you for at least <3 – 24> consecutive months; and
(h) is financially interdependent with you. Where requested by Prudential, you and/or your Domestic Partner certify that all of the above requirements are satisfied. Such certification shall be in a format satisfactory to Prudential.

Either a Spouse or a Domestic Partner may be a Qualified Dependent under the Program at any one time, but not both at the same time.

[For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <18 – 26> years old.

For accident Coverage, your unmarried Children from live birth to <18 – 29> years old.

Your Child(ren) include your:
(1) Biologic child(ren);
(2) Legally adopted children, children placed with you for adoption prior to legal adoption, and each of your stepchildren. A child placed with you for adoption prior to legal adoption is considered your Qualified Dependent from the date of placement for adoption, and is treated as though the child was your newborn child;
(3) Foster children;
(4) Domestic Partner’s children; and
(5) Child(ren) for whom you, your Spouse or your Domestic Partner
(a) have been appointed the legal guardian;
(b) claim as a dependent on your, your Spouse's or your Domestic Partner's federal income tax returns. A Child who is your, your Spouse’s or your Domestic Partner’s ward under a legal guardianship will be considered a Qualified Dependent from the effective date of court order granting the legal guardianship and is treated as though the Child was your newborn Child.]

A-lxii

GLOSSARY                                                     TABLE OF CONTENTS

SC	Continued - Dependent Life	[Your Incapacitated Children.

Your Incapacitated Children means each Child (as defined above) who satisfies all of the following:

(1) Your Child is incapable of self-sustaining employment because of a mental or physical Injury or Illness.
(2) Your Child is so incapacitated before the Child reaches the age limit for a Qualified Dependent Child. You must provide Prudential with satisfactory proof that your Child satisfies the above conditions within <31 – 60> days of:
(1) the covered Child’s attainment of the age limit for a Qualified Dependent Child; or
(2) the date you first become eligible for Coverage with respect to a Child over the age limit for a Qualified Dependent Child. Periodically, Prudential may request that you provide proof that your Child continues to satisfy the above conditions. Failure to provide the proof required or requested above will cause your Coverage with respect to that Child to end.]

[Exceptions:
For Dependents Term Life Coverage: (1) The age <18 – 26> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <19 – 26>.] [(2) Your Spouse, Domestic Partner, or Child is not your Qualified Dependent while: (a) on active duty in the armed forces of any country; or (b) insured under the Group Contract as an Employee for the life coverage; or (c) the Spouse, Domestic Partner, or Child continues to have variable universal life insurance coverage under the Group Contract under a coverage continuation provision such as the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage.]

[For accident Coverage:
(1) The age <18 – 29> limit does not apply to a Child who: (a) wholly depends on you for support and maintenance; (b) is enrolled as a full-time student in a school; and (c) is less than the Student Age Limit. Student Age Limit: <19 – 29>.] 6f[(2) Your Spouse, Domestic Partner, or Child is not your Qualified Dependent while: (a) on active duty in the armed forces of any country; or (b) insured under the Group Contract as an Employee.
SD	AD&D	The Additional Provisions for Accidental Death and Dismemberment Coverage is modified as follows: (2) permanent Loss of Sight
SD	AD&D
The Additional Provisions for Accidental Death and Dismemberment Coverage is modified as follows:

Loss of Sight means permanent loss of sight. Corrected visual acuity must be 20/200 or worse or the field of vision must be less than 20 degrees.

SD	AD&D	The Losses not Covered language is modified as follows: (1) Suicide or attempted suicide, while sane, if the suicide occurs within 2 years of becoming a Covered Person.
SD	AD&D	The Losses not Covered language is modified as follows: War, or any act of war. War means declared or undeclared war. Terrorism is not considered an act of war.
SD	AD&D
The following Losses not Covered language is deleted:

(8) An accident that occurs while the person is serving on full-time active duty for more than <30-365> days in any armed forces. But this does not include Reserve or National Guard active duty for training.

SD	AD&D	The Losses not Covered language is modified as follows: (9) Caused directly or indirectly by committing a felony.
SD	AD&D
The following Losses not Covered language is deleted:

(11) Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person: (a) was operating a motor vehicle; and (b) was convicted of an alcohol related offense.

A-lxiii

GLOSSARY                                                     TABLE OF CONTENTS

SD	AD&D
The Losses not Covered language is deleted:

(12) Being under the influence of or taking any non-prescription drug, medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor.

SD	AD&D
The Losses not Covered language is modified as follows:

Participation in these hazardous sports: bungee jumping; base jumping; skydiving; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning.

SD	AD&D
In the Continued Coverage under the Group Contract for a Child Who Reaches the Age Limit section the following language is deleted:

(3) is not covered as an Employee of the Employer or is not the Spouse or Domestic Partner of an Employee of the Employer, under the Variable Universal Life Coverage of the Group Contract.

SD	AD&D	The Losses not Covered language is deleted: (14) Injury arising out of, or in the course of, any work for wages or profit (whether or not with the Employer).
TN	When You Have a Claim	The following is added to the Prudential Address section: Customer Service Office The Prudential Insurance Company of America Group Insurance Claims PO Box 8517 Philadelphia, PA 19176
TN	Dependents Life, AD&D
In the These are the persons for whom you may obtain Dependents Insurance section the language is deleted:

(b) claim as a dependent on your, your Spouse's or your Domestic Partner's federal income tax returns.

TN	Dependents Life, AD&D
In the These are the persons for whom you may obtain Dependents Insurance section the language is modified as follows:

For Dependents Term Life Coverage, your unmarried Children <live birth – 6 months> to <24 – 29> years old.

TN	Disability S Extension - Definition of Total Disability	In the EXTENSION OF COVERAGE AND WAIVER OF COST OF INSURANCE CHARGES DURING TOTAL DISABILITY section the following language is deleted: (1) You are not working at any job for wage or profit; and
TN	AD&D
The Claim Rules section is modified as follows:

A claim will not be considered valid unless the proof is furnished within [these] time limit[s]. However, if it is not reasonably possible to give proof within [<90-365> days], it must be given no later than one year after the time of proof is otherwise required, except in the absence of legal capacity.

A-lxiv

GLOSSARY                                                     TABLE OF CONTENTS

TX	Notices
The following language is added as a Notice:

DISCLOSURE OF GUARANTY FUND NON-PARTICIPATION

In the event the insurer is unable to fulfill its contractual obligation under this certificate, the certificate holder is not protected by an insurance guaranty fund or other solvency protection arrangement.

Disclosures:
(1) Death benefits, cash values and loan values will be reduced if an accelerated death benefit is paid.
(2) The accelerated payment of death benefits offered under this Rider may or may not qualify for favorable tax treatment under the Internal Revenue Code of 1986. Whether such benefits qualify depends on factors such as your life expectancy at the time benefits are accelerated or whether you use the benefits to pay for necessary long-term care expenses, such as nursing home care. If the accelerated payment of death benefits qualify for favorable tax treatment, the benefits will be excludable from your income and not subject to federal taxation. Tax laws relating to accelerated payment of death benefits are complex. You are advised to consult with a qualified tax advisor about circumstances under which you could receive accelerated payment of death benefits excludable from income under federal law.
(3) Receipt of accelerated payment of death benefits may affect your, your spouse or your family's eligibility for public assistance programs such as medical assistance (Medicaid), Aid to Families with Dependent Children (AFDC), supplementary social security income (SSI), and drug assistance programs. You are advised to consult with a qualified tax advisor and with social service agencies concerning how receipt of such a payment will affect you, your spouse and your family's eligibility for public assistance.
(4) The accelerated benefit, related charges, interest, discounts or liens, if applicable, and the balance of the death benefit of the group insurance certificate shall constitute full settlement on maturity of the face amount of the group insurance certificate.

TX	Dependents Life, AD&D
In the Dependents Term Life Coverage section, the following language is added:

For accident coverage each of your grandchildren who can be claimed as a dependent on your, your Spouse’s or your Domestic Partner’s federal income tax returns at time of enrollment.

TX	Dependents Life, AD&D	The Dependent Term Life Coverage is updated as follows: For Dependents Term Life Coverage, your unmarried Children <live birth to 29> years old.
TX	Full Surrender
The following language is added to the Full Surrender section:

Nonforfeiture: Prior to the death of the Participant, this Certificate may be a valuable asset to you. Depending on the amount of Premiums paid, the investment results of your allocations to the Sub-Accounts, interest credited on your allocations to the Fixed Account, and the effect of any loans taken by you, your Certificate may have a cash value. This value is available to you in cash upon a complete or partial Surrender of the Certificate.

TX	Loans	The following language is added to the Loans section: (5) When applicable, the coverage is properly assigned as described in the Limits on Assignments provision.
TX	Loans
The Loan Interest section is modified as follows:

Interest Charge: Interest charged on any loan will accrue daily at an annual rate of [<2 - 8>%]. Interest payments on any loan are due on each Contract Anniversary, or when the loan or any part of it is paid back, if that comes first. If interest is not paid when due, it will be added to the principal amount of the loan. Then interest is charged on it, too. Prudential will notify the [Employee] [31] days before the interest on the loan becomes due.

TX	Loans
The Delayed Loans section language is modified as follows:

Prudential has the right to defer making the portion of the loan that is to come from the Covered Person's variable investment options if: (1) the New York Stock Exchange is closed; or (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical.

Prudential also has the right to defer paying the portion of the proceeds of a loan that is to come from the Fixed Account for up to six months. If Prudential defers making a loan for more than 30 days, it will pay interest on that portion at the Fixed Account rate.

A-lxv

GLOSSARY                                                     TABLE OF CONTENTS

TX	Death Claim
The Payment of a Death Claim language is modified as follows:

Payment of Death Claim: If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; or (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical. Prudential also has the right to defer paying the portion of the proceeds that is to come from the Fixed Account for up to six months. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate.

TX	Accelerated Benefit Option
The following notices are added to the Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage:

(4) Death benefits, cash values and loan values will be reduced if an accelerated death benefit is paid. (5) The accelerated payment of death benefits offered under this Rider may or may not qualify for favorable tax treatment under the Internal Revenue Code of 1986. Whether such benefits qualify depends on factors such as your life expectancy at the time benefits are accelerated or whether you use the benefits to pay for necessary long-term care expenses, such as nursing home care. If the accelerated payment of death benefits qualify for favorable tax treatment, the benefits will be excludable from your income and not subject to federal taxation. Tax laws relating to accelerated payment of death benefits are complex. You are advised to consult with a qualified tax advisor about circumstances under which you could receive accelerated payment of death benefits excludable from income under federal law. (6) Receipt of accelerated payment of death benefits may affect your, your spouse or your family's eligibility for public assistance programs such as medical assistance (Medicaid), Aid to Families with Dependent Children (AFDC), supplementary social security income (SSI), and drug assistance programs. You are advised to consult with a qualified tax advisor and with social service agencies concerning how receipt of such a payment will affect you, your spouse and your family's eligibility for public assistance. (4) Disclosure: The accelerated benefit, related charges, interest, discounts or liens, if applicable, and the balance of the death benefit of the group insurance certificate shall constitute full settlement on maturity of the face amount of the group insurance certificate.

TX	Accelerated Benefit Option
The Definitions of Chronically Ill is modified as follows:

Transferring – sufficient mobility to move into or out of a bed, a chair or wheelchair or to move from place to place, either via walking, a wheelchair or other means.

TX	Accelerated Benefit Option
The following language is added to the ABO section:

When Prudential pays an accelerated death benefit under this option, Prudential will send you a statement that shows the effect of the payment on the amount of your [Employee] Term Life Insurance and on your contribution, if any, for your [Employee] Term Life Insurance.

TX	Incontestability
The Incontestability of Insurance Section has the following language added:

There will be no contest of the validity of this Certificate after two years from the date it is issued, except due to default.

TX	Definitions
In the Definitions Section, the following language is added:

Valuation Date: Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading.

There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next valuation day.

TX	AD&D	The following language is added to the Claims Rules Section:

Notice of Claim: Prudential must be given written notice that a claim will be made. The notice must be given to Prudential within 20 days after the date of loss. But failure to meet that time limit will not make the claim invalid or reduce the claim if it was not reasonably possible to give the notice within that time and if the notice is given as soon as reasonably possible.
A-lxvi

GLOSSARY                                                     TABLE OF CONTENTS

TX	AD&D
The When Benefits are Paid section is modified as follows:

When Benefits are Paid: Prudential will pay benefits within 60 days after receiving satisfactory proof of the loss [including any requested documentation, such as a death certificate]. [But, if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.

TX	AD&D
The following language is added:

INCONTESTABILITY OF THE CONTRACT.
The entire Group Contract consists of: (1) the forms shown in the Table of Contents as of the Contract Date; (2) the Group Insurance Certificate(s) listed in the Schedule of Plans, a copy of which is attached to the Group Contract; (3) all modifications and endorsements to such Group Insurance Certificates which are attached to and made a part of the Group Contract by amendment to the Group Contract; (4) the [Contract Holder's] application, a copy of which is attached to the Group Contract; (5) any amendments or endorsements to the Group Contract; and (6) the individual applications, if any, of the persons insured. No statement of the Contract Holder will be used in any contest of the insurance under the Group Contract.

There will be no contest of the validity of the Group Contract, except for not paying premiums, after it has been in force for one year.

TX	Attainment of Age
In the When Insurance Ends section the following language is added:

The Group Insurance Certificate may not qualify as life insurance after the maturity date. The Group Insurance Certificate may be subject to tax consequences; and a tax advisor should be consulted prior to making such election.

UT	Dependents Life, AD&D
In the These are the Persons for Whom You May Obtain Dependents Insurance section the following language is added:

"Placed" means the assumption and retention by a person of a legal obligation for total or partial support of a child in anticipation of the adoption of the child.

UT	Dependents Life, AD&D
In the Incapacitated Children section the language is modified as follows:

Your Child is so incapacitated before the Child reaches age <18 – 29> for Dependents Term Life Coverage and age <26-29> for accident Coverage.

UT	AD&D
In the Exceptions sections the language is modified as follows:

For accident Coverage:
(1) The age <26 – 29> limit does not apply to a Child who:
(a) wholly depends on you for support and maintenance;
(b) is enrolled as a full-time student in a school; and
(c) is less than the Student Age Limit. Student Age Limit: <27 – 29>.
**This age limit will not apply until the end of the month in which your Qualified Dependent child attains the age.

UT	AD&D	In the Losses not Covered section the language is modified as follows: Voluntarily taking part in any riot or insurrection.
UT	Dependents Life	In the Suicide Exclusion section, the language is modified as follows: If a dependent Child’s death results from or is caused by suicide, whether voluntary or involuntary or while sane or insane.
UT	AD&D
In the When Benefits are Paid Section the language is modified as follows:

Prudential will pay benefits within 15 days after receiving satisfactory proof of the loss [including any requested documentation, such as a death certificate]. [But if a Coverage provides that benefits are payable at equal intervals of a month or less, Prudential will not have to pay those benefits more often.

UT	AD&D
In the Incontestability of Insurance to Which the Claims Rules Apply the language is modified as follows:

In the absence of fraud, it will not be used in the contest after that amount of insurance has been in force, before the contest, for at least two years during your lifetime.

A-lxvii

GLOSSARY                                                     TABLE OF CONTENTS

VT	Certificate of Coverage
The Variable Universal Life Coverage Section adds the following:

IN THE EVENT OF A CONFLICT BETWEEN THE MASTER POLICY AND THE CERTIFICATE, THE PROVISIONS OF THE CERTIFICATE AND OF VERMONT LAW WILL CONTROL.

VT	Dependents Life, AD&D	In the For Dependents Insurance section the word "unmarried" is deleted.
VT	Payment of Death Claim
In the Payment of Death Claim sections, the following is added:

Prudential will pay interest on the benefit from the date of death to the date of payment. The interest rate will be at least equal to the greater of 6% per year or the rate Prudential pays for death proceeds left on deposit.

VT	Definition
The Chronically Ill section is amended as follows:

A physical disease or condition that makes a person incapable of performing at least <1 - 3> Activities of Daily Living for at least <30-100> calendar days.

VT	AD&D	The Provisions for Accidental Death and Dismemberment are amended as follows: Coma means a medical coma as certified by a licensed neurologist.
VT	AD&D	The Losses Not Covered Section is amended as follows: (1) Suicide or attempted suicide
VT	AD&D
The Losses Not Covered Section is amended as follows:

(2) Intentionally self-inflicted Injuries, or any attempt to inflict such Injuries. unless caused by a mental condition as defined in 8 VSA 4089(b)(2).

VT	AD&D	In The Losses Not Covered Section the following is removed: Medical or surgical treatment of Sickness, whether the Loss results directly or indirectly from the treatment.
VT	AD&D
In The Losses Not Covered Section the following is removed:

Being under the influence of alcohol or alcohol intoxication, including but not limited to having a blood alcohol level above the limit for permissible operation of a motor vehicle in the jurisdiction where the Loss occurred, regardless of whether the person: (a) was operating a motor vehicle; and (b) was convicted of an alcohol related offense.

VT	AD&D
In The Losses Not Covered Section, the following is removed:

Being under the influence of or taking any non-prescription drug, medication, narcotic, stimulant, hallucinogen, barbiturate, amphetamine, gas, fumes or inhalants, poison or any other controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless prescribed by and administered in accordance with the advice of the insured’s Doctor.

VT	AD&D
In The Losses Not Covered Section, the following is removed:

Participation in these hazardous sports: scuba diving; bungee jumping; base jumping; skydiving; ziplining; parachuting; hang gliding; paragliding; paramotoring; parascending; or ballooning.

VT	AD&D
In the Additional Benefit for Loss of Life as a Result of a Non-occupational Vehicle Accident the following is removed:

Losses Not Covered under this Additional Benefit: A Loss is not covered under this additional benefit if it results from driving or riding in any Automobile used in a race or a speed or endurance test, or for acrobatic or stunt driving, or for any illegal purpose.

WA	Introduction
In the Schedule of Benefits section, the language is modified as follows:

The Variable Universal Life Coverage in this Certificate, including any of the additional provisions that may be a part of the Variable Universal Life Coverage, is insured under a Group Contract issued by Prudential. All benefits are subject in every way to the entire Group Contract which includes the Group Insurance Certificate. If there is a conflict between language contained in the Group Contract and language contained in the Certificate of Coverage, language in the Certificate will control.

WA	Suicide Exclusion	The Suicide Provision is removed.
A-lxviii

GLOSSARY                                                     TABLE OF CONTENTS

WA	Accelerated Benefit Option
In the Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage the language is modified as follows:

You should know that election of this option may affect other benefits or entitlements for which you may be eligible. It may also affect your income tax liability. Read these notes carefully:

(1) Receipt of an accelerated death benefit will not affect the amount of any applicable accidental death benefit.
(2) Any payment made under this option may be taxable. Tax laws relating to accelerated death benefits are complex. You should consult a qualified tax advisor about your personal circumstances.
(3) This accelerated life benefit does not and is not intended to qualify as long-term care under Washington state law. Washington state law prevents this accelerated life benefit from being marketed or sold as long-term care.
(4) Receipt of an accelerated death benefit may affect your or your family’s eligibility for public assistance programs such as Medicare, Medicaid, Social Security, Supplemental Security, and Supplemental Security Income (SSI). You should consult a professional legal advisor to learn how the accelerated death benefit will affect your and your family’s eligibility for public assistance.

WA	Definition
The Definition for Chronically Ill has the following language removed:

Chronically Ill means having:

(1) A Severe Cognitive Impairment that requires Substantial Supervision as certified by a Doctor; or
(2) A physical disease or condition that makes a person incapable of performing at least <1 - 3> Activities of Daily Living for at least <30-365> calendar days. Activities of Daily Living or ADLs: An Activity of Daily Living (ADL) refers to one of the following:
(1) Eating – feeding oneself by getting food in the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously.
(2) Bathing – washing oneself by sponge bath or in either a tub or shower, including the act of getting into or out of a tub or shower.
(3) Continence – the ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag).
(4) Dressing – putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs.
(5) Toileting – getting to and from the toilet, getting on or off the toilet, and performing associated personal hygiene.
(6) Transferring – the ability to move into or out of bed, a chair or wheelchair. Substantial Supervision: Substantial Supervision means that a person requires continual supervision to protect themselves and/or others. Severe Cognitive Impairment: Severe Cognitive Impairment means a person has a deterioration in or loss of intellectual capacity due to Sickness or Injury that requires Substantial Supervision to protect themselves and/or others.

WA	Definition	The Definition of Terminally Ill is modified as follows: Terminally Ill means having a life expectancy of 24 months or less after diagnosis by a Doctor.
WA	Accelerated Benefit Option
The following language is removed from the ABO section:

[If the person develops a Chronic Illness while insured under the Variable Universal Life Coverage or while death benefit protection is being extended under the Extension Of Coverage And Waiver Of Cost Of Insurance Charges During Total Disability provision of the Variable Universal Life Coverage, you may elect to have the Accelerated Life Insurance Proceeds placed under this option. During the person’s lifetime, you may elect to have Accelerated Life Insurance Proceeds placed under this option provided the total Proceeds placed under this option due to Chronic Illness does not exceed <5% - 100%> of the amount in force on the person’s life on the date Prudential approves the request for Accelerated Life Insurance Proceeds due to Chronic Illness but not more than <$5,000 to unlimited>. That election is subject to the conditions set forth below.]

WA	Accelerated Benefit Option
The ABO Conditions language is modified as follows:

(3) You must furnish proof to Prudential that [the person is] Terminally Ill including certification by a Doctor. If Prudential disagrees with the certification from a Doctor, you have the right to mediation or binding arbitration conducted by an independent third party.

WA	AD&D	The AD&D section language is modified as follows: (3) [The person] suffer[s] the Loss within one year after the accident.
A-lxix

GLOSSARY                                                     TABLE OF CONTENTS

WA	Dependents Life, AD&D	In the Losses not Covered Section the following language is removed: [(1) Suicide or attempted suicide, while sane or insane.]
WA	Attainment of Age
In the Attainment of Age section, the language is modified as follows:
Attainment of Age 120: [On the first day of the month following the date a Covered Person attains age 120], the person's death benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.]

WI	Transfers
The Transfers section is modified as follows:

You may transfer a Covered Person's amounts among investment options of the Separate Account available to you and into the Fixed Account [as often as twelve times during a Certificate Year without charge], unless the Insurance is in default. [The minimum amount that can be transferred is <$100 - $500>, or the entire value of the option if less. Transfer requests in percent terms may not be a fractional percent and must be at least <1% - 5%>.] To make a transfer, you must notify Prudential in a format acceptable to it. The transfer will take effect on the Valuation Date on which Prudential receives the notice. No transfer may be made within the first 20 days following the Effective Date of the Certificate.

WI	Loans
The Loans section is modified as follows:

Prudential will credit interest to the Covered Person's Loan Account at the loan interest rate for the Contract Year, less 1%. On each Contract Anniversary, if there is a loan outstanding, interest credited to the Loan Account will be allocated to the variable investment options and the Fixed Account based on your then current Net Contribution allocations for the Covered Person.

WI	Conversion
The Amount Section of the Conversion Privilege is modified as follows:

The total amount of all life insurance then ending for [that person] under the Group Contract reduced by the sum of: (a) the amount of [that person's] Certificate Fund needed to cancel any loan due; (b) the amount of [that person's] paid-up insurance; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

WI	AD&D	The Losses not Covered section is modified as follows: (10) Commission of or attempt to commit a felony.
WI	Dependents Life
The Beneficiary Rules are modified as follows:

You may change the Beneficiary at any time without the consent of the present Beneficiary unless you have made an irrevocable choice of Beneficiary. The Beneficiary change form must be filed through the [Contract Holder]. However, if you purchase paid-up insurance and you make a Beneficiary change, the Beneficiary change form must be filed with Prudential instead of the [Contract Holder]. The change will take effect on the date the form is signed. But it will not apply to any amount paid by Prudential before it receives the form.

WI	Limits on Assignments
The Limits on Assignments section is modified as follows:

You may assign your Employee or Dependents Insurance under the Variable Universal Life Coverage, including any of the additional provisions that may be a part of the Variable Universal Life Coverage. Any rights, benefits or privileges that you have as an Employee may be assigned as a gift assignment or as a collateral assignment. This includes any right to choose a Beneficiary, changes to the face amount of insurance or to convert to another contract of insurance. An assignment must be in a signed writing. There is no right to choose a Beneficiary for an amount for which an irrevocable choice of Beneficiary has been made. Prudential will not decide if an assignment does what it is intended to do. Prudential will not be held to know that one has been made unless it or a copy is filed with Prudential through the Contract Holder.

WI	Continued Coverage
The When Insurance Ends section has the following additional sentence:

[(2) The Variable Universal Life Coverage for your Spouse or Domestic Partner ends as a result of your death and, at the time of your death, your spouse’s or Domestic Partner’s coverage was assigned.]

A-lxx

GLOSSARY                                                     TABLE OF CONTENTS

WV	Full Surrender
The Full Surrender section is modified as follows:

Prudential has the right to defer paying the portion of the proceeds that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the proceeds 30 days.

WV	Conversion
The Conversion Privilege is modified as follows:

If a person's Face Amount of Insurance under the Variable Universal Life Coverage ends for one of the reasons stated below, the person may convert to an individual life insurance contract. Evidence of insurability is not required. The reasons are:

(1) Your employment ends, you transfer out of a Covered Class, or your amount of insurance is reduced by reason of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class;
(2) With respect to a dependent, that dependent is no longer a Qualified Dependent;
(3) All Face Amount of Insurance that applies to the person under the Group Contract for the Employee's class ends by amendment or otherwise. But, on the date it ends:
(a) the person must have been insured for three years for that insurance (or for that insurance and any other Prudential rider or group contract replaced by that insurance); and
(b) With respect to your dependent Spouse or Domestic Partner, you must have been insured for that Spouse or Domestic Partner for three years for that insurance (or for that insurance and any other Prudential rider or group contract replaced by that insurance); and
(c) That insurance (or any Prudential rider or group contract replaced by that insurance) must have been issued at least five years prior to that date it ends.

WY	Conversion
The Conversion Privilege is amended as follows:

All Dependents Term Life Coverage of the Group Contract for your class ends by amendment or otherwise. This (2) does not apply if, on the date it ends, you have been insured with respect to [the dependent Child] for [three] years for that insurance (or for that insurance and any Prudential rider or group contract replaced by that insurance).

WY	Beneficiary Rules
The following is added to the Beneficiary Rules Section:

Any amount of insurance payable on account of [the person’s] death will not be considered a part of [the person’s] estate for the payment of their debts.

A-lxxi

GLOSSARY                                                     TABLE OF CONTENTS
APPENDIX B: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/groupinsurance/gvul-funds/. You can also request this information at no cost by calling 800-944-8786. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	Fund: American Century VP Balanced Fund - Class I Investment Manager: American Century Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks capital growth.	Fund: American Century VP International Fund - Class I Investment Manager: American Century Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital growth. Income is a secondary objective.	Fund: American Century VP Value Fund - Class I Investment Manager: American Century Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks to maximize total return through investment in real estate securities.	Fund: AST Cohen & Steers Realty Portfolio Investment Manager: PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Cohen & Steers Capital Management, Inc.	1.00%	1.00%	1.00%	1.00%
Seeks capital growth.	Fund: AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid- Cap Value Portfolio) Investment Manager: PGIM Investments; AST Investment Services, Inc. Subadviser(s): Massachusetts Financial Services Company; Victory Capital Management Inc.; Wellington Management Company, LLP	1.00%	1.00%	1.00%	1.00%
Seeks to provide a high level of current income.	Fund: DWS High Income VIP - Class A2 Investment Manager: DWS Investment Management Americas, Inc. Subadviser(s): DWS Investment Management Americas, Inc.	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: DWS Small Mid Cap Value VIP - Class A Investment Manager(s): DWS Investment Management Americas, Inc. Subadviser(s): DWS Investment Management Americas, Inc.	1.00%	1.00%	1.00%	1.00%
Seeks long-term total return.	Fund: Franklin Small Cap Value VIP Fund - Class 2 Investment Manager(s): Franklin Mutual Advisers, LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
B-i

GLOSSARY                                                     TABLE OF CONTENTS

Seeks total return.	Fund: Invesco V.I. Government Securities Fund - Series I Investment Manager(s): Invesco Advisers, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: Invesco V.I. International Growth Fund - Series I Investment Manager(s): Invesco Advisers, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks both capital appreciation and current income while managing portfolio volatility.	Fund: Invesco V.I. Managed Volatility Fund - Series I Investment Manager(s): Invesco Advisers, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: Invesco V.I. Small Cap Equity Fund - Series I Investment Manager(s): Invesco Advisers, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: Janus Henderson Enterprise Portfolio - Institutional Shares Investment Manager(s): Janus Capital Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: Janus Henderson Global Research Portfolio - Institutional Shares Investment Manager(s): Janus Capital Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	Fund: JPMorgan Insurance Trust Core Bond Portfolio – Class 1 Investment Manager(s): J.P. Morgan Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks capital growth over the long term.	Fund: JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Investment Manager(s): J.P. Morgan Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks to provide a high total return from a portfolio of selected equity securities.	Fund: JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Investment Manager(s): J.P. Morgan Investment Management, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: Lazard Retirement Emerging Markets Equity Portfolio - Service Shares Investment Manager: Lazard Asset Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: Lazard Retirement International Equity Portfolio - Service Shares Investment Manager: Lazard Asset Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
B-ii

GLOSSARY                                                     TABLE OF CONTENTS

Seeks long-term capital appreciation.	Fund: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares Investment Manager: Lazard Asset Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks capital appreciation.	Fund: MFS® Research Series - Initial Class Investment Manager(s): Massachusetts Financial Services Company Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks total return with an emphasis on current income, but also considering capital appreciation.	Fund: MFS® Total Return Bond Series - Initial Class Investment Manager(s): Massachusetts Financial Services Company Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital by investing primarily in common stocks of foreign companies.	Fund: Neuberger Berman AMT International Equity Portfolio - Class S Investment Manager(s): Neuberger Berman Investment Advisers LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Fund: Neuberger Berman AMT Short Duration Bond Portfolio - Class I Investment Manager(s): Neuberger Berman Investment Advisers LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital by investing primarily in the securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Fund: Neuberger Berman AMT Sustainable Equity Portfolio (includes all assets from Neuberger Berman AMT Large Cap Value Portfolio) - Class I Investment Manager(s): Neuberger Berman Investment Advisers LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Fund: PIMCO All Asset Portfolio - Administrative Class Investment Manager(s): Research Affiliates, LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund: PIMCO Long-Term U.S. Government Portfolio - Administrative Class Investment Manager(s): Pacific Investment Management Company LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund: PIMCO Total Return Portfolio - Administrative Class Investment Manager(s): Pacific Investment Management Company LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF Global Portfolio - Class I Investment Manager(s): Brown Advisory LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
B-iii

GLOSSARY                                                     TABLE OF CONTENTS

Seeks long-term growth of capital.	Fund: PSF Natural Resources Portfolio - Class I Investment Manager(s): Allianz Global Investors U.S. LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks total investment return consistent with a conservatively managed diversified portfolio.	Fund: PSF PGIM 50/50 Balanced Portfolio (formerly PSF Conservative Balanced Portfolio) - Class I Investment Manager(s): PGIM Fixed Income; PGIM Limited; QMA LLC Subadviser(s): PGIM Fixed Income; PGIM Limited; QMA LLC	1.00%	1.00%	1.00%	1.00%
Seeks total return consistent with an aggressively managed diversified portfolio.	Fund: PSF PGIM Flexible Managed Portfolio (formerly PSF Flexible Managed Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited; QMA LLC	1.00%	1.00%	1.00%	1.00%
Seeks a high level of income over the long term consistent with the preservation of capital.	Fund: PSF PGIM Government Income Portfolio (formerly PSF Government Income Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): PGIM Fixed Income	1.00%	1.00%	1.00%	1.00%
Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fund: PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): PGIM Fixed Income	1.00%	1.00%	1.00%	1.00%
Seeks high total return.	Fund: PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Blend Portfolio (formerly PSF Equity Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Focused Blend Portfolio (formerly PSF Jennison 20/20 Focus Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks capital appreciation.	Fund: PSF PGIM Jennison Value Portfolio (formerly PSF Value Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks a high level of income over a longer term while providing reasonable safety of capital.	Fund: PSF PGIM Total Return Bond Portfolio (formerly PSF Diversified Bond Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	1.00%	1.00%	1.00%	1.00%
B-iv

GLOSSARY                                                     TABLE OF CONTENTS

Seeks long-term growth of capital.	Fund: PSF Small-Cap Stock Index Portfolio (formerly PSF Small Capitalization Stock Portfolio) - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): Goldman Sachs Asset Management, L.P.	1.00%	1.00%	1.00%	1.00%
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Fund: PSF Stock Index Portfolio - Class I Investment Manager(s): PGIM Investments LLC Subadviser(s): QMA LLC	1.00%	1.00%	1.00%	1.00%
Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	Fund: T. Rowe Price All-Cap Opportunities Portfolio (formerly T. Rowe Price New America Growth Portfolio) Investment Manager(s): T. Rowe Price Associates, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	Fund: T. Rowe Price Equity Income Portfolio Investment Manager(s): T. Rowe Price Associates, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	Fund: T. Rowe Price International Stock Portfolio Investment Manager(s): T. Rowe Price Associates, Inc. Subadviser(s): T. Rowe Price International Ltd	1.00%	1.00%	1.00%	1.00%
Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	Fund: T. Rowe Price Moderate Allocation Portfolio Investment Manager(s): T. Rowe Price Associates, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: Templeton Developing Markets VIP Fund - Class 2 Investment Manager(s): Templeton Asset Management Ltd. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital growth.	Fund: Templeton Foreign VIP Fund - Class 2 Investment Manager(s): Templeton Investment Counsel, LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks high current income, with capital appreciation as a secondary goal.	Fund: Templeton Global Bond VIP Fund - Class 2 Investment Manager(s): Franklin Advisers, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
B-v

To Learn More About Group Variable Universal Life

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. The SEC maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can request a copy by writing to us at:
P.O. Box 8769
Philadelphia, PA 19176-8769
Group Variable Universal Life (Contract Series: 89759 and 115320) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc. Both are Prudential Financial companies, and each is solely responsible for its contractual and financial obligations.

EDGAR Class/Contract Identifier:
Investment Company Act of 1940: Registration No. 811-07545

Supplement Dated May 1, 2022
to Prospectus Dated May 1, 2022
for Group Variable Universal Life Insurance
Special Features of the Group Contract for
Executive GVUL
This document is a supplement to the current prospectus (the “prospectus”) for Group Variable Universal Life Insurance Contracts and Certificates. This supplement must be accompanied by the Group Variable Universal Life prospectus as it contains information specific to your Certificate that may differ from the prospectus.
Special terms that we use are defined in the prospectus. See the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section of the prospectus.
TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

Deutsche DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 3

1
Exec. GVUL

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 5

Prudential Series Fund:
PSF PGIM 50/50 Balanced Portfolio	Appendix 6
PSF PGIM Government Income Portfolio	Appendix 7
PSF PGIM Government Money Market Portfolio	Appendix 8
PSF PGIM High Yield Bond Portfolio	Appendix 9
PSF PGIM Jennison Blend Portfolio	Appendix 10
PSF PGIM Jennison Growth Portfolio	Appendix 11
PSF PGIM Jennison Value Portfolio	Appendix 12
PSF PGIM Total Return Bond Portfolio	Appendix 13
PSF Small-Cap Stock Index Portfolio	Appendix 14
PSF Stock Index Portfolio	Appendix 15

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	Appendix 16
T. Rowe Price Equity Income Portfolio	Appendix 17

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 18

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, or surrender or make withdrawals from the Certificate.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	Deducted from each premium when the premium is paid.	Maximum - 3.5% Current - 0.0%
Charge for Taxes Attributable to Premiums[1]	Deducted from each premium when the premium is paid.	Maximum - 4.04% Current - 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2
Exec. GVUL

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current - 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2] Minimum and Maximum Guaranteed Charge	Monthly	Minimum - $0.13 Maximum - $83.33 Representative guaranteed charge - $1.34[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits Charges[3]:
Spouse Dependents Term Life Insurance	Monthly	Minimum - $0.29[6] Maximum - $0.29[6] Representative current charge - $0.29[8]
Child Dependents Term Life Insurance	Monthly	Minimum - $0.10[6] Maximum - $0.10[6] Representative current charge - $0.10[7]
AD&D On Employee's Life	Monthly	Minimum - $0.02[6] Maximum - $0.02[6] Representative current charge - $0.02[7]
AD&D On The Spouse's Life	Monthly	Minimum - $0.03[6] Maximum - $0.05[6] Representative current charge - $0.03[7]
AD&D Family Rate	Monthly	Minimum - $0.04[6] Maximum - $0.05[6] Representative current charge - $0.04[7]
*The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.
1.The daily charge is based on the effective annual rate shown.
2.The maximum Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts reflect the maximum that the insurer can charge; the rates that a particular Participant will pay may be lower. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 55-year old insured. The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.
8.The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 54-year old insured, who is the spouse of an active employee.

3
Exec. GVUL

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy, is contained in the Prospectus for each Fund.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.43%

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.
Additional Risks Associated With the Variable Investment Options
This Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). These Variable Investment Options have the prefix AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio investment option (those AST bond portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)    a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;
(b)    the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)    a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Definition Of Life Insurance
We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.
Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.
THE FUNDS
Fund Companies
Set out in the Appendix is a list of each available Fund and its investment adviser/investment manager.
Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.
The Funds
Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM

4
Exec. GVUL

Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.
Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list in the Appendix to see which Variable Investment Options you may choose.
The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.
Investment Manager
PGIM Investments LLC serves as investment manager of the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
Service Fees Payable To Prudential
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.
We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2021, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

5
Exec. GVUL

CHARGES AND EXPENSES
The current charges under your Group Contract are as follows:
Charge For Taxes Attributable To Premiums
We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.
This charge is currently made up of two parts:
•    The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.
•The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.
We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.
Account Charge For Variable Investment Options (for Mortality and Expense Risk)
Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.
Surrender Charge
You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.
Cost Of Insurance
Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.
Generally, the rates currently charged are lower than the contractual maximum rates that are guaranteed. For certificates currently available to the largest existing Group case, the highest current rate per thousand is $39.57, and applies to insureds at age 99. The lowest current rate per thousand is $0.04, and applies to insureds below age 20.
The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.11
55	$0.27
65	$0.83
Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.29 and applies to all insureds.
Child Term Insurance: The rate for child term insurance is currently $0.10 per thousand and applies to all insureds.
AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.02. Generally, one rate is payable at all ages for a given group of insureds.
AD&D on the Spouse’s Life: The rate per thousand currently offered for this coverage is $0.03. Generally, one rate is payable at all ages for a given group of insureds.
AD&D Family Rate: The rate per thousand currently offered for this coverage is $0.04. Generally, one rate is payable at all ages for a given group of insureds.
OTHER GENERAL CERTIFICATE PROVISIONS
Eligibility and Enrollment
Eligibility
Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.
We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

6
Exec. GVUL

Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.
Enrollment Period
There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.
Coverage Information
Face Amount
The minimum Face Amount for active participants is $50,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.
Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.
Effective Date of Insurance
After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.
Changes In Personal Status
Continuing Coverage If You Become Totally Disabled
If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.
Continuing Coverage at Retirement
You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.
Continuing Coverage When You Leave the Group for Reasons Other Than Retirement
You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.
Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.
DEATH BENEFITS
Types Of Death Benefit
You have a Certificate with a Death Benefit Option B; your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Certificate will satisfy the Internal Revenue Code's definition of life insurance.
Changes In Face Amount
Increases in Face Amount
For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.
Decrease in Face Amount
Generally, Face Amounts will not decrease unless you request a decrease.
See the DEATH BENEFITS - Changes in Face Amount of Insurance and TAXES sections of the prospectus.
ADDITIONAL INSURANCE BENEFITS
Accelerated Benefit Option
A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk, up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

7
Exec. GVUL

PREMIUMS
Additional Premium Payments
In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.
CERTIFICATE VALUES
Loans
The minimum amount you may borrow at any one time is $100.

8
Exec. GVUL

APPENDIX: Funds Available Under the Certificate
The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/group-insurance/gvul-funds/. You can also request this information at no cost by calling 800-562-9874. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Certificate may be purchased or sold.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Seeks to maximize total return through investment in real estate securities.	Fund: AST Cohen & Steers Realty Portfolio Investment Manager: PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Cohen & Steers Capital Management, Inc.	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: DWS Small Mid Cap Value VIP – Class A Investment Manager: DWS Investment Management Americas, Inc. Subadviser(s): DWS Investment Management Americas, Inc.	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital appreciation.	Fund: Lazard Retirement Emerging Markets Equity Portfolio – Service Shares Investment Manager: Lazard Asset Management LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks total return with an emphasis on current income, but also considering capital appreciation.	Fund: MFS® Total Return Bond Series – Initial Class Investment Manager: Massachusetts Financial Services Company Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks total investment return consistent with a conservatively managed diversified portfolio.	Fund: PSF PGIM 50/50 Balanced Portfolio (formerly PSF Conservative Balanced Portfolio) – Class I Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited; QMA LLC	1.00%	1.00%	1.00%	1.00%
Seeks a high level of income over the long term consistent with the the preservation of capital.	Fund: PSF PGIM Government Income Portfolio (formerly PSF Government Income Portfolio) Class I Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income	1.00%	1.00%	1.00%	1.00%
Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fund: PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) - Class I Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income	1.00%	1.00%	1.00%	1.00%
Seeks high total return.	Fund: PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) - Class I Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	1.00%	1.00%	1.00%	1.00%
i

Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Blend Portfolio (formerly PSF Equity Portfolio) -Class I Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) - Class I Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks capital appreciation.	Fund: PSF PGIM Jennison Value Portfolio (PSF Value Portfolio) – Class I Investment Manager: PGIM Investments LLC Subadviser(s): Jennison Associates LLC	1.00%	1.00%	1.00%	1.00%
Seeks a high level of income over a longer term while providing reasonable safety of capital.	Fund: PSF PGIM Total Return Bond Portfolio (formerly PSF Diversified Bond Portfolio) – Class I Investment Manager: PGIM Investments LLC Subadviser(s): PGIM Fixed Income; PGIM Limited	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital.	Fund: PSF Small-Cap Stock Index Portfolio (formerly PSF Small Capitalization Stock Portfolio) – Class I Investment Manager: PGIM Investments LLC Subadviser(s): Goldman Sachs Asset Management, L.P.	1.00%	1.00%	1.00%	1.00%
Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Fund: PSF Stock Index Portfolio – Class I Investment Manager: PGIM Investments LLC Subadviser(s): QMA LLC	1.00%	1.00%	1.00%	1.00%
Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	Fund: T. Rowe Price All-Cap Opportunities (formerly T. Rowe Price New America Growth Portfolio) Investment Manager: T. Rowe Price Associates, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	Fund: T. Rowe Price Equity Income Portfolio Investment Manager: T. Rowe Price Associates, Inc. Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%
Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	Fund: T. Rowe Price International Stock Portfolio Investment Manager: T. Rowe Price Associates, Inc. Subadviser(s): T. Rowe Price International Ltd	1.00%	1.00%	1.00%	1.00%
Seeks long-term capital growth.	Fund: Templeton Foreign VIP Fund – Class 2 Investment Manager: Templeton Investment Counsel, LLC Subadviser(s): N/A	1.00%	1.00%	1.00%	1.00%

ii

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2022.

The Prudential Variable Contract Account GI-2 (the "Account")
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the Group Variable Universal Life prospectus (the "prospectus") which contains information concerning the Group Variable Universal Life Contract for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2022, as supplemented from time to time.

The defined terms used in this statement of additional information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

GENERAL INFORMATION AND HISTORY
Description Of The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.
Control Of The Prudential Insurance Company of America
Prudential Insurance Company of America (“Prudential”) is a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, Prudential Financial, nor any other related company, has any legal responsibility to pay amounts that Prudential may owe under the Contract.

The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account in support of client accounts are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).
State Regulation
Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Account. We may advertise these ratings from time to time. Furthermore, we may include in
1

advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

PERFORMANCE DATA
Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.
ERISA CONSIDERATIONS
If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•no contributions are made by the employer for the coverage;

•participation in the program is completely voluntary for employees;

•the sole function of the employer with respect to the program are, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

2

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or the Internal Revenue Code (the "Code"). Any plan fiduciary that proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and the Code impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine how ERISA applies in these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes, but may not be limited to:

•the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company;

•a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Certificate Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Certificate, but also with entities operating the Certificate’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Certificate may cause significant disruptions in the business operations related to the Certificate. Potential impacts may include, but are not limited to, potential financial losses under the Certificate, your inability to conduct transactions under the Certificate and/or with respect to an underlying fund, an inability to calculate unit values with respect to the
3

Certificate and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
SERVICES AND THIRD PARTY ADMINISTRATION AGREEMENTS
Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contract Holder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo, in which Wells Fargo provides remittance processing expertise and research and development capabilities. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $442 thousand in 2020, $466 thousand in 2019, and $702 thousand in 2018 . For all banking operating services provided by Wells Fargo, Prudential has paid approximately $2.0 million in 2020, $1.9 million in 2019 and $2.2 million in 2018. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account. Under this agreement, State Street received from Prudential for GVUL for investment accounting and recordkeeping services rendered approximately $131 thousand in 2020, $181 thousand in 2019, and $181 thousand in 2018. State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Aon Securities Inc., a New York corporation (“Aon”), through an Administrative Agreement with Prudential provides the following services: (1) distribution (via mail or e-mail) of current prospectus(es), any applicable supplements and statements of additional information to eligible members of the AICPA; and (2) upon approval for coverage by Prudential, distributes a Contract Certificate, which evidences coverage under the Contract, together with a current prospectus, any applicable supplements and statements of additional information, and privacy notice. Aon received $0.00 in 2020, $0.00 in 2019 and $0.00 in 2018 from the Company for services rendered. Aon’s principal business address is 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034-3278.
PREMIUMS
Administrative Procedures
Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what procedures are applicable to you.
You should send payments and transaction requests to the address specified by your Group Contract Holder or as set forth on the applicable premium notice or form. Payments and transaction requests will be picked up at the address to which you are directed to
4

send such items, processed and then transmitted to the Prudential Service Office. Prudential will consider premium payments, transaction requests, enrollment forms and other documents to be "received" on the Business Day when those items are received in Good Order at the Prudential Service Office.
Electronic Transactions
Under some Group Contracts, you may be able to perform some transactions electronically. Electronic transactions include: transferring amounts among available investment options, requesting withdrawals, requesting loans, and making payments.
Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.
When Prudential Reconciles Financial Transactions
Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.
    ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
Premiums and benefits may differ under Certificates issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Certificate should consult their legal advisers to determine whether purchase of a Certificate based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Reports To Certificate Owners
Each quarter, we will send you a statement that provides certain information pertinent to your Certificate. This statement will detail values, transactions made, and specific Certificate data that apply only to your particular Certificate.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to certain securities of other Prudential Financial investment companies.

ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
The mortality basis is set by the actuaries, which will influence the cost of insurance based on the demographics and enrollment of the group, as well as being influenced by the level of credibility assigned to applicable claim experience.
DISTRIBUTION AND COMPENSATION
The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers. The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contract Holder with any broker of record change. In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice
5

of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first-year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. We may also compensate other representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2019, December 31, 2018 and December 31, 2017 were $0, $0, and $0, respectively. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2020) received payment with respect to group life insurance business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by The Prudential Life Insurance Company of America. During 2020, cash compensation received by firms ranged from $15,423.87 to $64,112.57.
EXPERTS
The financial statements of The Prudential Insurance Company of America as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of the Prudential Variable Contract Account GI-2 as of the dates presented and for each of the periods indicated therein incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS dated April 19, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”). The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the statutory financial statements of
6

Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.
7

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 11)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 3)
(ii)	Selling Agreement. (Note 4)
(iii)	Selling Agreement used from 2016. (Note 11)

(d)	Contracts:
(i)	Group Contract. 1980 CSO. (Note 11)
(ii)	Individual Certificate 1980 CSO. (Note 11)
(iii)	Group VUL Contract 2001 CSO. (Note 3)
(iv)	Group GVUL Contractual Certificate Termination Rules. (Note 2)
(v)	Group VUL Contract 2017 CSO. (Note 11)
(vi)	Explanation of Variable Language for Group VUL Contract 2017 CSO. (Note 11)
(vii)	Individual Certificate 2017 CSO. (Note 11)
(viii)	Explanation of Variable Language for Individual Certificate 2017 CSO. (Note 11)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 11)
(ii)	Enrollment Form for Certificate. (Note 11)
(iii)	Investment Division Allocation Supplement. (Note 11)
(iv)	Enrollment Form for GVUL Certificate. (Note 5)
(v)	Enrollment Form for GVUL Certificate. (Note 11)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 11)
(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 2)

(g)	Reinsurance Contracts:
(i)	Group Life Surplus Share Reinsurance Contract issued to The Prudential Insurance Company of America U1G30006 dated January 1, 2019. (Note 10)
(ii)	Swiss Re Swiss Re Life & Health America Inc. Attachment to Group Life Surplus Share Reinsurance Contract U1G30006, dated January 1, 2019. (Note 10)
(iii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 20/AQUA0004 effective January 1, 2020. (Note 11)
(iv)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America B110820AQUA0004 effective January 1, 2020. (Note 11)
(v)	Group Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 19AQUA1007 effective May 1, 2019. (Note 11)

(h)	Participation Agreements:

(i)	Participation Agreement among The Prudential Insurance Company of America ("Prudential Insurance") and AllianceBernstein. (Note 11)
(ii)	Amendment #1 to the Participation Agreement between Prudential Insurance and AllianceBernstein. (Note 11)
(iii)	Amendment #2 to the Participation Agreement between Prudential Insurance and AllianceBernstein. (Note 11)
(iv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and AllianceBernstein. (Note 11)
(v)	Participation Agreement between Prudential Insurance and American Century. (Note 11)
(vi)	Amendment #1 to the Participation Agreement between Prudential Insurance and American Century. (Note 11)
(vii)	Amendment #3 to Participation Agreement between Prudential Insurance and American Century. (Note 7)
(viii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and American Century. (Note 9)
(ix)	Participation Agreement between Prudential Insurance and Advanced Series Trust. (Note 11)
(x)	Amendment #1 to the Participation Agreement between Prudential Insurance and Advanced Series Trust. (Note 6)
(xi)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and American Skandia Trust. (Note 9)
(xii)	Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 11)
(xiii)	Amendment #3 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 11)
(xiv)	Amendment #4 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 11)
(xv)	Amendment #5 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon). (Note 5)
(xvi)	Amendment #6 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 11)
(xvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 9)
(xviii)	Participation Agreement between Prudential Insurance and DWS. (Deutsche) (Note 11)
(xix)	Amendment #1 to the Participation Agreement between Prudential Insurance and DWS. (Deutsche) (Note 11)
(xx)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and DWS. (Deutsche) (Note 9)
(xxi)	Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 11)
(xxii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 11)
(xxiii)	Amendment #2 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 6)
(xxiv)	Amendment #3 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 11)
(xxv)	Amendment #4 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 11)
(xxvi)	Amendment # 7 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 8)
(xxvii)	Amendment to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 5)
(xxviii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Franklin Templeton. (Note 9)
(xxix)	Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 11)
(xxx)	Amendment #1 to the Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 11)
(xxxi)	Amendment #2 to the Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 11)
(xxxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and AIM. (Invesco) (Note 9)
(xxxiii)	Participation Agreement between Prudential Insurance and Janus. (Note 11)
(xxxiv)	Amendment #1 to the Participation Agreement between Prudential Insurance and Janus. (Note 11)
(xxxv)	Amendment #2 to the Participation Agreement between Prudential Insurance and Janus. (Note 11)
(xxxvi)	Amendment to Fund Participation Agreement between Prudential Insurance Company and Janus. (Note 7)
(xxxvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Janus. (Note 9)
(xxxviii)	Participation Agreement between Prudential Insurance and JPMorgan. (Note 11)
(xxxix)	Amendment #3 to the Participation Agreement between Prudential Insurance and JPMorgan. (Note 11)
(xl)	Amendment to the Participation Agreement between Prudential and JPMorgan. (Note 5)
(xli)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and JPMorgan. (Note 9)
(xlii)	Participation Agreement between Prudential Insurance and Lazard. (Note 11)
(xliii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Lazard. (Note 11)
(xliv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Lazard. (Note 9)
(xlv)	Participation Agreement between Prudential Insurance and MFS. (Note 11)
(xlvi)	Amendment #3 to the Participation Agreement between Prudential Insurance and MFS. (Note 11)

(xlvii)	Amendment #7 to the Participation Agreement between Prudential Insurance and MFS. (Note 11)
(xlviii)	Amendment #8 to the Participation Agreement between Prudential Insurance and MFS. (Note 11)
(xlix)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and MFS. (Note 9)
(l)	Participation Agreement between Prudential Insurance and Neuberger Berman. (Note 11)
(li)	Amendment #2 to Participation Agreement between Prudential Insurance and Neuberger Berman. (Note 9)
(lii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Neuberger Berman. (Note 9)
(liii)	Participation Agreement between Prudential Insurance and PIMCO. (Note 11)
(liv)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance and PIMCO. (Note 11)
(lv)	Amendment #2 to Participation Agreement between Prudential Insurance and PIMCO. (Note 11)
(lvi)	Amendment #3 to Participation Agreement between Prudential Insurance and PIMCO. (Note 11)
(lvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Allianz. (PIMCO) (Note 9)
(lviii)	Participation Agreement among Prudential Insurance and The Prudential Series Fund. (Note 9)
(lix)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and The Prudential Series Fund. (Note 9)
(lx)	Participation Agreement between Prudential Insurance and T. Rowe Price. (Note 11)
(lxi)	Amendment to Participation Agreement between Prudential Insurance and T. Rowe Price. (Note 11)
(lxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and T. Rowe Price. (Note 9)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential Financial and Wells Fargo. (Note 7)
(ii)	Service Agreement between Prudential Financial and State Street. (Note 7)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Legal Opinion and Consent of Michael P. DeSimone, Esq. (To be filed by amendment.)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (To be filed by amendment.)
(ii)	Powers of Attorney (Note 1)
R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Hund-Mejean, W. Jones, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D Scovanner, K. Tanji, M. Todman

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 29, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed April 25, 2012 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 14, 2014 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 14, 2015 on behalf of The Prudential Variable Contract Account GI-2.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed April 14, 2017 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 13, 2018 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 25 to this Registration Statement, filed April 12, 2019 on behalf of The Prudential Variable Contract Account GI-2.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 15, 2020 on behalf of The Prudential Variable Contract Account GI-2.

Item 31. Directors and Officers of Prudential
The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.
DIRECTORS OF PRUDENTIAL
THOMAS J. BALTIMORE, JR.- Director. Chair, Investment Committee; Member, Executive Committee; Member, Risk Committee; Member, Compensation Committee. Mr. Baltimore is Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc., and a director of American Express Company and Park Hotels & Resorts Inc.

GILBERT F. CASELLAS- Director. Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee. Mr. Casellas is the former Chairman of OMNITRU.

ROBERT M. FALZON- Director. Mr. Falzon is Vice Chairman of Prudential Financial, Inc. and The Prudential Insurance Company of America.

MARTINA HUND-MEJEAN- Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Ms. Hund-Mejean is the former Chief Financial Officer of MasterCard Worldwide, and a director of the Colgate-Palmolive Company and Royal Dutch Shell plc.

WENDY E. JONES- Director. Member, Audit Committee. Ms. Jones is the former Senior Vice President of Global Operations, eBay, Inc.

KARL J. KRAPEK- Director. Member, Compensation Committee. Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and a director of Northrop Grumman Corporation and American Virtual Cloud Technologies, Inc.

PETER R. LIGHTE- Director. Member, Investment Committee; Member, Corporate Governance and Business Ethics Committee. Mr. Lighte is the former Vice Chairman, J.P. Morgan Corporate Bank, China, and the founding Chairman of J.P. Morgan Chase Bank, China.

CHARLES F. LOWREY- Director. Member, Executive Committee. Mr. Lowrey is the Chairman, Chief Executive Officer and President of Prudential Financial, Inc. and The Prudential Insurance Company of America.

GEORGE PAZ- Director. Member, Audit Committee; Member, Finance Committee. Mr. Paz is the former Chairman and former Chief Executive Officer of Express Scripts Holding Company, and a director of Honeywell International Inc.

SANDRA PIANALTO- Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee. Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, and a director of Eaton Corporation plc and The J.M. Smucker Company.

CHRISTINE A. POON- Director. Chair, Finance Committee; Chair, Executive Committee; Member, Investment Committee; Member, Risk Committee. Ms. Poon is the Executive-In-Residence at the Max M. Fisher College of Business at The Ohio State University, and a director of Decibel Therapeutics, Inc., Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS A. SCOVANNER- Director. Chair, Risk Committee; Member, Executive Committee; Member, Audit Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

MICHAEL A. TODMAN- Director. Chair, Compensation Committee; Member, Executive Committee; Member, Finance Committee; Member, Risk Committee. Mr. Todman is former Vice Chairman of Whirlpool Corporation, and a director of Brown-Forman Corporation, Carrier Global Corporation and Mondelez International, Inc.

PRINCIPAL OFFICERS
CHARLES F. LOWREY- Chairman, President and Chief Executive Officer, Prudential.

ROBERT M. FALZON- Vice Chairman, Prudential.

LUCIEN A. ALZIARI- Executive Vice President and Chief Human Resources Officer, Prudential.

STACEY GOODMAN- Executive Vice President and Chief Information Officer, Prudential.

ANN M. KAPPLER- Executive Vice President and General Counsel, Prudential.

SCOTT G. SLEYSTER- Executive Vice President and Head of International Businesses, Prudential.

ANDREW F. SULLIVAN- Executive Vice President and Head of U.S. Businesses, Prudential.

KENNETH Y. TANJI- Executive Vice President and Chief Financial Officer, Prudential.

NAVEEN AGARWAL- Senior Vice President, Prudential.

DARIN A. ARITA- Senior Vice President, Prudential.

ROBERT D. AXEL- Senior Vice President, Principal Accounting Officer and Controller, Prudential.

MICHAEL BAKER- Senior Vice President, Prudential.

MEYRICK DOUGLAS- Senior Vice President and Chief Auditor, Prudential.

WENDELL D. DOWRICH- Senior Vice President, Prudential.

JOSEPH D. EMANUEL- Senior Vice President, Chief Ethics and Compliance Officer, Prudential.

CAROLINE FAULKNER- Senior Vice President, Prudential.

CAROLINE A. FEENEY- Senior Vice President, Prudential.

ALAN M. FINKELSTEIN- Senior Vice President, Prudential.

MARGARET M. FORAN- Senior Vice President, Corporate Secretary, Chief Governance Officer, Prudential.

YANELA C. FRIAS- Senior Vice President, Prudential.

JONATHAN HARRIS- Senior Vice President, Prudential.

BRADFORD HEARN- Senior Vice President, Prudential.

SALENE HITCHCOCK-GEAR- Senior Vice President, Prudential.

RICHARD G. HUMMERS- Senior Vice President, Prudential.

SUSAN SOMERSILLE JOHNSON- Senior Vice President, Prudential.

ROBERT MCLAUGHLIN – Senior Vice President and Head of Investor Relations, Prudential.

NANDINI MONGIA- Senior Vice President and Treasurer, Prudential.

LATA N. REDDY- Senior Vice President, Prudential.

ALAN SEXTON – Senior Vice President, Prudential.

JAMES J. SHEA- Senior Vice President, Prudential.

NICHOLAS C. SILITCH- Senior Vice President and Chief Risk Officer, Prudential.

TIMOTHY L. SCHMIDT- Senior Vice President and Chief Investment Officer, Prudential.

ANTHONY F. TORRE- Senior Vice President, Prudential.

DYLAN J. TYSON- Senior Vice President, Prudential.

GEORGE P. WALDECK- Senior Vice President, Prudential.

CANDACE J. WOODS- Senior Vice President and Chief Actuary, Prudential.

Item 32. Persons Controlled By Or Under Common Control With the Depositor Or the Registrant
The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed in the Exhibits to the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 33. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters
(a) Other Activity:
Prudential Investment Management Services LLC ("PIMS"), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

(b) Management:

Managers And Officers Of PIMS
Name and Principal Business Address	Position and Office with PIMS
Adam Scaramella (Note 3)	President

Peter Boland (Note 1)	Senior Vice President and Chief Administrative Officer

Hansjerg P. Schlenker (Note 1)	Senior Vice President and Chief Operations Officer

John Christolini (Note 4)	Senior Vice President and Chief Compliance Officer

Francine B. Boucher (Note 3)	Senior Vice President, Secretary, and Chief Legal Officer

Robert Smit (Note 2)	Senior Vice President, Chief Financial Officer, Controller, and Assistant Treasurer

Peter Puzio (Note 4)	Senior Vice President

Kevin Chaillet (Note 3)	Treasurer

Lenore J. Paoli (Note 4)	Senior Vice President and Chief Risk Officer

(Note 1) 655 Broad Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, New Jersey 07102
(Note 3) 213 Washington Street, Newark, New Jersey 07102
(Note 4) 280 Trumbull Street, Hartford, Connecticut 06103
(c) Compensation From the Registrant:
PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2020, $0 in 2019, and $0 in 2018. The Group Contracts and Certificates are offered on a continuous basis.
The sum of the chart below is $0, which represents PIMS' total 2020 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Prudential Investment Management Services LLC	$0	$0	$0	$0

Item 35. Location Of Accounts And Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.
The Principal Underwriter, Prudential Investment Management Services, LLC. (“PIMS”) is located at 655 Broad Street, 19th Floor, Newark, NJ 07102.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 36. Management Services

Not Applicable.

Item 37. Fee Representation
The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 27th day of October, 2021.

(Seal)

The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Michael P. DeSimone Michael P. DeSimone Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 27th day of October, 2021.

Signature and Title

/s/ * Charles F. Lowrey President, CEO, Chairman and Director

/s/ * Kenneth Y. Tanji Executive Vice President and Chief Financial Officer

/s/ * Robert M. Falzon Vice Chairman and Director	* By: /s/ Michael P. DeSimone Michael P. DeSimone (Attorney-in-Fact)

/s/ * Robert D. Axel Senior Vice President, Controller, and Principal Accounting Officer

/s/ * Thomas J. Baltimore Director

/s/ * Gilbert F. Casellas Director

/s/ * Martina Hund-Mejean Director	* By: /s/ Michael P. DeSimone Michael P. DeSimone (Attorney-in-Fact)

/s/ * Wendy E. Jones Director
/s/* Karl J. Krapek Director

/s/* Peter R. Lighte Director

/s/* George Paz Director

/s/* Sandra Pianalto Director

/s/* Christine A. Poon Director

/s/ * Douglas A. Scovanner Director

/s/ * Michael A. Todman Director